As filed with the Securities and Exchange Commission on April 23, 2025.

Registration Nos. 333-44956
and 811-10097

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 32	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 55	X

AMERICAN FAMILY VARIABLE ACCOUNT I
(Exact Name of Registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY
(Name of Depositor)

6000 American Parkway, Madison, Wisconsin 53783-0001
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 1-800-MY AMFAM (1-800-692-6326)

Christopher R. Pollek, Esq.
American Family Life Insurance Company
6000 American Parkway, Madison, Wisconsin 53783-0001
(Name and Address of Agent for Service)

Copy to:
Thomas E. Bisset
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:
immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2025 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies

Variable Universal Life Insurance Prospectus	May 1, 2025

Variable Universal Life Insurance Policy
Series I
issued by
American Family Variable Account I
and
American Family Life Insurance Company
administered by
Kansas City Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
Telephone: 1-877-781-3520
This prospectus describes a variable universal life insurance policy (the “Policy”) issued by American Family Life Insurance Company (“AFLIC,” the “Company,” “We,” and “Us”). The Policy is a long-term investment designed to provide significant life insurance benefits. This prospectus provides basic information that you should know about the Policy, including all material rights and obligations under the Policy. The Policy is not available to new purchasers.
The prospectus is not the Policy. We will issue you a Policy, which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the riders attached to your Policy) for the provisions that apply in your state. All material state variations are described in this prospectus.
You can allocate your Policy’s values to:
•
one or more Subaccounts of American Family Variable Account I (the “Variable Account”), each of which invests exclusively in one of the Portfolios of the Fidelity® Variable Insurance Products Fund or the Vanguard® Variable Insurance Fund; or

•	the Fixed Account, which credits a specific rate of interest.
Please note that the Policy and the Portfolios:
•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.
A complete list of the Portfolios available under this Policy is available in Appendix A to this prospectus: Portfolios Available Under the Policy.
For information regarding Portfolio fees and expenses, see “Fee Table – Annual Portfolio Expenses.”
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) Has Not Approved or Disapproved the Policy or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.

Table of Contents

Glossary
Additional Premium Payment
A premium payment you make under the Policy other than a Planned Premium Payment.
Administrative Service Center
An office to which the Owner should direct all inquiries and correspondence regarding the Policy, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219409 Kansas City, Missouri 64121-9409. The telephone number of the Administrative Service Center is 1-877-781-3520.
AFLIC, the Company, We, Us, Our
American Family Life Insurance Company.
Application
The form completed by the Proposed Insured and/or Proposed Owner when applying for coverage under the Policy. This includes any:
•	amendments or endorsements;
•	Supplemental Applications; or
•	Reinstatement Applications.
Adjusted Cash Value
The Cash Value reduced by the monthly cost of any Riders (except a Rider for total disability) and the separate monthly Policy fees that are part of the Monthly Deduction.
Attained Age
The Insured’s age, at his/her nearest birthday.
Base Policy
The flexible premium variable universal life insurance policy, not including any Riders.
Beneficiary(ies)
The person(s) so named in the Application, unless later changed, to whom any death benefit is payable upon the death of an Insured, subject to the conditions and provisions of the Policy.
Business Day
A day when the New York Stock Exchange is open for trading, except for any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day, the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time).
Cash Value
The sum of all values in the Fixed Account, Loan Account, and in each Subaccount.
Code
The Internal Revenue Code of 1986, as amended.
Death Benefit
The amount payable to the Beneficiary upon the death of the Primary Insured, according to the conditions and provisions of the Base Policy.
Fixed Account
An account in which the Cash Value accrues interest at no less than a guaranteed minimum rate. The Fixed Account is part of Our general account.
Fund
An open-end diversified management investment company or unit investment trust in which American Family Variable Account I invests. The Variable Account currently invests in Portfolios of the following funds:
• Fidelity® Variable Insurance Products Fund
• Vanguard® Variable Insurance Fund
General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the general account.
Good Order
This means the actual receipt by Us of the instructions relating to a transaction in writing – or when appropriate by telephone – along with all forms, information, and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.
Grace Period
A 61-day period after which a Policy will lapse if you do not pay the required premium payment.
Increase in Coverage
An increase in Specified Amount (except for an increase in Specified Amount due to a change in death benefit from Option 2 to Option 1) and any addition of or increase in an Additional Insured Rider or addition of a Children’s Insurance Rider.
Initial Specified Amount
The Specified Amount on the Policy Issue Date.
Insurance Proceeds
The amount We pay to the Beneficiary when We receive due proof of the Insured’s death.
Insured
The person named as the Primary Insured on the Application; or an Additional Insured covered under an Additional Insured Rider; or a Child Insured covered under a Children’s Insurance Rider.
Issue Age
The Insured’s age on his/her birthday nearest the Policy Date. A different Issue Age may apply to any Rider or Increase in Coverage subsequently added to the Policy.
Issue Date
The date shown on the Schedule that the Policy was issued. A Rider or Increase in Coverage subsequently added to the Policy will have its own Issue Date.

Lapse
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.
Loan Balance
The sum of all outstanding policy loans plus accrued loan interest.
Maturity Date
The date that the Policy ends if the Primary Insured is living. The Maturity Date is the Policy Anniversary date nearest the Primary Insured’s age 95 unless extended under the Extension of Maturity Date provision.
MEC
A modified endowment contract, as defined under the Code.
Minimum Premium
The amount necessary to guarantee the Policy will remain in force during the first five Policy Years. It is equal to the minimum monthly premium (as set forth in your Policy’s schedule page or an endorsement or amendment) multiplied by the number of months since the Policy Date (including the current month).
Monthly Deduction
The amount equal to the sum of:
•	the cost of insurance for the Base Policy; and
•	the cost of any Rider; and
•	a separate monthly policy fee.
Monthly Deduction Day
The first Monthly Deduction Day is the Policy Date; thereafter, the Monthly Deduction Day is the same day of each month as the Policy Date.
Net Cash Value
The amount calculated as:
•	the Cash Value; less
•	the amount of any outstanding policy loans; less
•	any policy loan interest due.
Net Premium(s)
The amount of premium remaining after the Premium Charge has been deducted.
Non-Preferred Loan
An amount loaned under the Policy that is considered premiums paid.
Owner (you, your)
The person named in the Application as the Owner, unless later changed.
Planned Premium Payments
The amount you elect to pay under the Policy on a periodic basis. Planned Premium Payments serve as the basis for premium payment reminder notices. Payment of Planned Premium Payments may not necessarily keep the Policy in force.
Policy Anniversary
The same day and month as the Policy Date in each year following the first Policy Year.
Policy Date
The date shown on the Policy Schedule that determines:
•	each Policy Year;
•	each Policy Anniversary;
•	each Policy Month; and
•	the Attained Age of the Insured.
If the Policy Date would otherwise fall on the 29th, 30th, or 31st of the month, the Policy Date will be the 28th.
Policy Year
A year that starts on the Policy Date or on a Policy Anniversary.
Portfolio
A separate investment Portfolio of a fund. Each Subaccount invests exclusively in one Portfolio of a fund.
Preferred Loan
An amount loaned under the Policy that is considered all or part of the amount by which the Surrender Value exceeds premiums paid.
Premium Payments
All payments you make under the Policy other than repayments of indebtedness.
Primary Insured
The person named in the Application as the Primary Insured and on whose life We issue the Base Policy.
Proceeds
The amount We pay subject to the Policy’s provisions, upon:
•	the Maturity Date of the Policy; or
•	the surrender or partial surrender of the Policy.
Remittance Processing Center
An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is P.O. Box 219399, Kansas City, Missouri 64121-9399.
Rider
Any document made a part of this Policy which adds or excludes benefits.
SEC
The Securities and Exchange Commission, a United States government agency.
Specified Amount
The amount We use in determining the insurance coverage on an Insured’s life.
Subaccount
A subdivision of the Variable Account. We invest each Subaccount’s assets exclusively in shares of one Portfolio.
Surrender
To terminate the Policy by signed request from the Owner and return of the Policy to Us at Our Administrative Service Center.

Surrender Value
An amount equal to:
•	the Cash Value; minus
•	the sum of the surrender charge and the loan balance.
The Surrender Value of the Policy is never less than zero.
Target Premium
An amount of premium payments based on the Specified Amount and the age of the Insured, used to compute the premium charge and the maximum sales commission.
Underwriting Class
The underwriting risk class of the Insured.
Valuation Period
The time between the close of business on a Business Day and the close of business on the next Business Day.
Variable Account
American Family Variable Account I.

Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals
If you surrender or partially surrender (withdraw money from) your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, a surrender charge of up to 4.2% of Specified Amount will be deducted. You will also pay a partial surrender processing fee of 2% of the amount withdrawn, up to $25, for each partial surrender.
For example, if you purchased a Policy with a Specified Amount of $100,000, and were to surrender the Policy during the surrender charge period, you would be assessed a maximum charge of $4,200 on the amount surrendered.
Reference “Charges and Deductions – Surrender Charge; Partial Surrender Charge and Partial Surrender Processing Fee” and “Surrenders and Partial Surrenders”

Transaction Charges
In addition to surrender charges, you may be charged for other transactions such as making premium payments, requesting additional illustrations after the first in a Policy Year, and for additional transfers when you complete more than 12 transfers during a Policy Year.
Reference “Fee Table – Transaction Charges” and “Charges and Deductions”

Ongoing Fees and Expenses (Annual Charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, administrative, mortality and expense risk, loan charges, and the cost of optional benefits available under the Policy. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Policy for applicable rates.
Investing in the Subaccounts will also bear expenses associated with the Portfolios under the Policy, as shown in the following table.

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio fees and expenses)	0.15% [1]	0.81% [1]
[1] As a percentage of Portfolio assets. Reference “Fee Table” and “Appendix A: Portfolios Available Under the Policy”
RISKS
Risk of Loss	You can lose money by investing in this Policy, including loss of principal. Reference “Principal Risks of Investing in the Policy – Investment Risk”
Not a Short-Term Investment
This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
The tax deferral benefit is more beneficial to investors with a long time horizon.
Reference “Principal Risks of Investing in the Policy – Surrender Risks” and “Overview of the Policy – Tax Benefits”

Risks Associated with Investment Options
Investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of each of the Subaccounts. The Subaccounts and the Fixed Account each have their own unique risks. You should review all of the investment options before making an investment decision.
Reference “Principal Risks of Investing in the Policy – Investment Risk”

RISKS
Insurance Company Risks
An investment in the Policy is subject to the risks related to American Family Life Insurance Company. Any obligations, guarantees, and benefits of the Policy, including the Fixed Account investment option, are subject to the claims paying ability of American Family Life Insurance Company. More information about the financial condition of American Family Life Insurance Company is available upon request by contacting Our Administrative Service Center.
Reference “Principal Risks of Investing in the Policy – Insurance Company Risk”

Policy Lapse
Your Policy will terminate if there is insufficient value remaining in the Policy to cover the charges due at the end of the grace period while the Primary Insured is alive. However, We guarantee to keep the Policy in force during the first five years of the Policy as long as you meet a Premium requirement.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios, the specific amount of Premiums required to prevent lapse will also vary. Your Policy may also lapse if your indebtedness reduces the Surrender Value to zero. Policy loans and partial surrenders increase the risk that your policy will lapse.
If your Policy lapses, you may reinstate it at any time within five years after the end of the grace period. Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.
Death Benefits will not be paid if the Policy has lapsed.
Reference “Policy Lapse and Reinstatement”

RESTRICTIONS
Investments
The first 12 transfers during each Policy Year are free. We will assess a transfer processing fee of $25 for each additional transfer during such Policy Year.
Transfers from the Fixed Account are subject to additional restrictions. We reserve the right to revoke or modify the transfer privilege at any time.
We reserve the right to remove or substitute Portfolios as investment options. We may close subaccounts to allocations of premiums or Cash Value, or both, at any time in Our sole discretion.
Reference “Transfers” and “The Variable Account and the Portfolios – The Variable Account”

Optional Benefits
Supplemental and/or rider benefits can be added to your Policy. We will deduct any monthly charges for these benefits and/or riders from your Cash Value as part of the Monthly Deduction. We may change or stop offering a supplemental and/or rider benefit at any time. We also offer the option to take loans from your Policy. The maximum loan amount (Preferred and Non-Preferred) at any time may not exceed 90% of your Policy’s Surrender Value. The maximum Preferred Loan amount is the amount your Surrender Value exceeds your premium payments. We charge interest on loans.
Reference “Supplemental Benefits and Riders”

TAXES
Tax Implications
We encourage you to consult your own tax adviser to determine the tax implications of an investment in and payments received under the Policy.
There are no additional tax advantages to the investor if the Policy was purchased through a tax-qualified plan, including individual retirement accounts (IRAs) and Roth IRAs. Any gain on your Policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59 ½.
If your Policy becomes a Modified Endowment Contract (MEC), loans, withdrawals and surrenders, and other pre-death distributions will be taxed as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner’s investment in the Policy. You may also have to pay a penalty tax if you take a distribution before you reach age 59 ½.
Reference “Federal Tax Considerations”

CONFLICTS OF INTEREST
Investment Professional Compensation
All commissions that were payable with respect to the Policies have been paid, and no commissions are or will become payable to the current principal underwriter, Sunset Financial Services, Inc. (the “Distributor”), or to the former principal underwriter, American Family Securities, LLC, or their respective registered representatives with respect to the Policies. The Distributor receives a portion of the 12b-1 fees deducted from certain funds’ portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios.
When the Policy was offered to new purchasers, commissions were paid to broker-dealers for the sale of the Policy. In addition, We may have paid an asset-based commission or other amounts in certain circumstances. These investment professionals may have had a financial incentive to offer or recommend the Policy over another investment.
Reference “Sale of the Policies” and “The Variable Account and the Portfolios – Portfolio Management Fees and Charges”

Exchange
Some broker-dealers may have a financial incentive to offer you a new policy in place of your current Policy.  You should replace (exchange) your current Policy only if you determine, after comparing the features, fees, and risks of both policies, and any fees or penalties to terminate your existing Policy that the new policy is better for you, rather than continuing to own your current Policy.

Reference “The Policy – Replacement of Policies”

Overview of the Policy
The Policy is a flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The Policy may be appropriate for you if you have a long-term investment horizon. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. The policy may not be appropriate for you if you intend to surrender all or part of your Policy in the near future. The Policy is designed to meet long-term financial goals and is not intended for short-term investment. The insurance proceeds payable to the Beneficiary may vary and your Cash Value under the Policy will vary based on the investment performance of the Subaccounts you choose and interest credited in the Fixed Account. You may make partial surrenders and loans from your Cash Value under the Policy subject to certain conditions described in this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Cash Value or Surrender Value. You could lose some or all of your money. This Policy is not available to new purchasers.
Policy Benefits
Premiums
•
Flexibility of Premiums: After you pay the initial premium, you can pay additional premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100 for additional premium payments). You can select a premium payment plan to pay planned premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. However, the payment of insufficient premiums may result in a lapse of the Policy.

The Policy
•
Ownership Rights: While the Primary Insured is living, you may exercise all of the rights and options described in the Policy, subject to the rights of any assignee or irrevocable beneficiary. These rights include designating the Beneficiary, changing the Owner, and assigning Policy rights.

•
Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed in the Appendix to this prospectus.  For more information regarding each Portfolio, see “Appendix A: Portfolios Available Under the Policy.”

•	Fixed Account: You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.
•
Cash Value: Cash Value is the sum of your amounts in the Subaccounts, the Fixed Account, and the Loan Account. Cash Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest We credit to the Fixed Account, charges We deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum Cash Value.

Death Benefit
•
Insurance Proceeds: We pay insurance proceeds to the Beneficiary upon due proof of death of the Insured. The insurance proceeds equal the death benefit and any additional insurance provided by a Rider less any indebtedness, any unpaid Monthly Deductions, and, for Option 1 only, any partial surrenders (including any partial surrender charge and partial surrender processing fee) within two years of the Primary Insured’s death.

•
Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option monthly and on the date of the Primary Insured’s death. See “Death Benefit – Death Benefit Options” for a list of the Policy Value Percentages for Attained Ages 40-95.

•	Death Benefit Option 1 is equal to the greater of:
•	the Specified Amount on the date of the Primary Insured’s death; or
•	the Cash Value multiplied by the applicable Cash Value Percentage listed under “Death Benefit – Death Benefit Options.”
•	Death Benefit Option 2 is equal to the greater of:
•	the Specified Amount plus the Cash Value on the date of the Primary Insured’s death; or
•	the Cash Value multiplied by the applicable Cash Value Percentage.
•
Changing Death Benefit Options and Specified Amount: You may change death benefit options at any time while the Policy is in force, and We will not assess a charge for changing death benefit options. However, changing from Option 1 to Option 2 may increase your cost of insurance charge and therefore the Monthly Deduction. In addition, you select the Specified Amount when you apply for the Policy. After the first Policy Year you may increase and, after the second Policy Year, may decrease the Specified Amount subject to certain conditions. Changing the death benefit option or Specified Amount may have tax consequences.

•
Accelerated Death Benefit: Under the Accelerated Death Benefit Rider, you may receive accelerated payment of part of the death benefit if the Primary Insured develops a terminal illness. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit (e.g., Medicare and Medicaid benefits). You should consult a tax adviser before adding this rider to your Policy or requesting an accelerated death benefit.

The Accelerated Death Benefit is treated as a lien against the Policy’s values and the Policy’s death benefit. We will assess an interest charge against the amount of any accelerated death benefit payment. The Surrender Value and insurance proceeds otherwise payable at the time of a Primary Insured’s death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon.

Supplemental Benefits and Riders
We offer eight Riders that provide supplemental benefits under the Policy: the Accelerated Death Benefit Rider, Accidental Death Benefit Rider, Additional Insured Rider, Children’s Insurance Rider, Guaranteed Purchase Option Benefit Rider, Guaranteed Minimum Death Benefit Rider, Waiver of Monthly Deductions Rider, and Waiver of Specified Premium Rider. We deduct monthly charges for the Accidental Death Benefit, Additional Insured, Children’s Insurance, Guaranteed Purchase Option Benefit, Guaranteed Minimum Death Benefit, Waiver of Monthly Deductions, and Waiver of Specified Premium Riders. These Riders may not be available in all states. Please contact Us for further details.
Surrenders and Partial Surrenders
•
Surrender: At any time while the Policy is in force, you may make a written request to surrender your Policy and receive the Surrender Value. A surrender charge applies if you surrender the Policy during the first 14 Policy Years or within 14 years after an increase in Specified Amount. A surrender may have tax consequences. For more detailed information, see “Supplemental Benefits and Riders” and “Federal Tax Considerations – Tax Treatment of Policy Benefits” in this prospectus.

•
Partial Surrenders: After the first Policy Year, you may make a written request to withdraw part of the Surrender Value, subject to a $250 minimum and other conditions described in this prospectus. Partial surrenders may have tax consequences and increase the risk that your Policy will lapse.

Transfers
You may make twelve transfers of Cash Value among the Subaccounts and the Fixed Account in each Policy Year without charge subject to certain conditions described in this prospectus. We will assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer out of the Fixed Account in a Policy Year. (For Oregon Policies only: Each transfer after the twelfth transfer in a Policy Year is subject to Our approval.)
Loans
•
You may take a loan from your Policy. You may take a Preferred Loan, up to the amount your Surrender Value exceeds premiums paid, at any time. You may also take a Non-Preferred Loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

•
We charge you a maximum annual interest rate of 8.00% on your loan. We credit interest on loan amounts in the Loan Account and We guarantee that the annual earned interest rate will not be lower than 8% for Preferred Loans and 6% for Non-Preferred Loans. Loans may have tax consequences. For more detailed information, see “Supplemental Benefits and Riders” and “Federal Tax Considerations – Tax Treatment of Policy Benefits.”

•	Loans reduce the Surrender Value and death benefit and increase the risk that your Policy will lapse.
Settlement Options
There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy other than in a lump sum. These include payments for a fixed period, payments for the life of the payee(s), payment for an indefinite period until the Proceeds are exhausted, and interest income. More detailed information concerning these settlement options is included in the “Death Benefit” section of this prospectus.
Tax Benefits
Generally, the death benefit payable under the Policy may be received by your beneficiary free of income tax. You will generally not be taxed on the Cash Value until you withdraw money from the Policy. This is known as tax deferral.

Fee Table
The following tables describe the fees and expenses that are payable when buying, owning, and surrendering or making withdrawals from the Policy.  Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, make withdrawals from the Policy, or transfer Cash Value between the Subaccounts and the Fixed Account.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon each premium payment	7.5% of premium up to Target Premium[1] and 3.5% of Premium in excess of Target Premium for a Policy Year	7.5% of premium up to Target Premium and 3.5% of Premium in excess of Target Premium for a Policy Year
Partial Surrender Charge[2]	Upon partial surrender within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	Deduction from Cash Value in proportion to the charge that applies upon full surrender[3]	Deduction from Cash Value in proportion to the charge that applies upon full surrender
Partial Surrender Processing Fee	Upon partial surrender	2% of the amount surrendered, not to exceed $25	2% of the amount surrendered, not to exceed $25
Surrender Charge[3]
Minimum Charge[4]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$0.19 per $1,000 of the Specified Amount or the Specified Amount increase	$0.19 per $1,000 of the Specified Amount or the Specified Amount increase
Maximum Charge[5]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$42 per $1,000 of the Specified Amount or the Specified Amount increase	$42 per $1,000 of the Specified Amount or the Specified Amount increase
Charge for Insured with Issue Age 30 in Male, Non-Smoker underwriting class for first Policy Year	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$6.86 per $1,000 of the Specified Amount or the Specified Amount increase	$6.86 per $1,000 of the Specified Amount or the Specified Amount increase
Transfer Charge	Upon transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer
Illustration Fee	Upon each request for an illustration after receipt of first illustration in Policy Year	First illustration in Policy Year is free; $25 for each additional illustration	None[6]
[1]
The Target Premium is a hypothetical annual premium, which is based on the Specified Amount and the Insured’s age and underwriting class. The maximum Target Premium for a Policy is $123 per $1,000 of Specified Amount. This figure assumes the Insured has the following characteristics: Male, age 80, Smoker. The Target Premium for your Policy is shown on the Schedule Page of the Policy. The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.

[2]
When calculating the partial surrender charge, We prorate the amount of the surrender charge that would otherwise apply if you fully surrendered the Policy at the time of partial surrender by the ratio of the Cash Value subject to the partial surrender divided by the entire Surrender Value under the Policy. For example, if you requested to partially surrender $10,000 of your Cash Value in the third Policy Year and the Surrender Value of the Policy was $100,000, We would multiply the surrender charge that would otherwise apply at that time if you fully surrendered the Policy by 10% ($10,000 divided by $100,000) to determine the partial surrender charge.

[3]
The Surrender Charge equals a charge per $1,000 of the Specified Amount, and varies based on the Insured’s Issue Age, underwriting class, gender, death benefit option and Policy Year. The surrender charge shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page indicates the surrender charge applicable to your Policy. More detailed information concerning your surrender charge is available upon request at Our Administrative Service Center. This charge may only be assessed during the first fourteen Policy Years, and during the first fourteen Policy Years following an increase in the Specified Amount, to the extent of the increase.

[4]	The minimum surrender charge assumes that the Policy is in the 14th Policy Year, and that the Insured has the following characteristics: Female, Issue Age 1, Non-Smoker.
[5]	The maximum surrender charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Male, Issue Age 80, Smoker.
[6]
We currently do not assess a charge for providing an illustration of Policy values. We reserve the right to charge a reasonable fee of no more than $25 for this service to persons who request more than one Policy illustration during a Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including Portfolio fees and expenses.
Periodic Charges (other than annual Portfolio fees and expenses)
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Base Policy Charge:
Mortality and Expense Risk Charge	Daily	0.90% of the average annual net assets of each Subaccount you are invested in for each Policy Year	0.90% of the average annual net assets of each Subaccount you are invested in for Policy Years 1-10 and 0.45% thereafter
Cost of Insurance Charge[1]
Minimum Charge[2]	Monthly	$0.06 per $1,000 of net amount at risk[3]	$0.06 per $1,000 of net amount at risk[3]
Maximum Charge[4]	Monthly	$24.85 per $1,000 of net amount at risk[3]	$23.21 per $1,000 of net amount at risk[3]
Charge for Insured with Attained Age 30 in Male, Non-Smoker underwriting class with Specified Amount of $125,000 for first Policy Year	Monthly	$0.12 per $1,000 of net amount at risk[3]	$0.10 per $1,000 of net amount at risk[3]
Administrative Expenses[5]	Monthly	$11.50 each month	$6.50 for Specified Amounts $100,000 or greater and $9.50 for Specified Amounts less than $100,000, plus an additional $2.50 per month charge during Policy Years 1-5
Loan Interest Spread[6]	At the end of each Policy Year until the loan is repaid in full[7]	2% (effective annual rate)	2% (effective annual rate) for Non-Preferred Loans and 0% (effective annual rate) for Preferred Loans
[1]
The cost of insurance charge will vary based on the Primary Insured’s issue age, underwriting class, duration of the Policy, and Specified Amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The schedule page of your Policy will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from Our Administrative Service Center. Also, before you purchase the Policy, We will provide you with hypothetical illustrations of Policy values based upon the Primary Insured’s issue age and underwriting class, death benefit option, Specified Amount, planned periodic premiums, and riders requested.

[2]	The minimum cost of insurance charge assumes that the Insured has the following characteristics: Female, Issue Age 10, Non-Smoker.
[3]
The net amount at risk is equal to the Specified Amount of coverage minus the Policy’s Cash Value for a Policy with Death Benefit Option 1 in effect. For a Policy with Death Benefit Option 2 in effect, the net amount at risk is equal to the Specified Amount of coverage.

[4]	The maximum cost of insurance charge assumes that the Insured has the following characteristics: Male, Attained Age 94, Smoker.
[5]	This fee is referred to elsewhere in this prospectus as the “policy fee.”
[6]
The Loan Interest Spread charge is the difference between the amount of interest We charge you for a loan (currently, an effective annual rate of 8% and guaranteed not to exceed an effective annual rate of 8%) and the amount of interest We credit to the amount held in the Loan Account to secure your Policy loans (currently, an effective annual rate of 8% for Preferred Loans and an effective annual rate of 6% for Non-Preferred Loans). We guarantee that the interest We credit to the amount in the Loan Account will be at least equal to an effective annual rate of 8% for Preferred Loans and an effective annual rate of 6% for Non-Preferred Loans. The guaranteed charge of 2% (effective annual rate) shown above represents the Loan Interest Spread for a Non-Preferred Loan. The guaranteed charge for a Preferred Loan would be 0% (effective annual rate).

[7]	You may pay interest owed on Policy loans at any time while the Primary Insured is alive and the Policy is in force.

Periodic Charges (other than annual Portfolio fees and expenses)
Charge for Riders[1]	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Optional Benefit Charges:
Accelerated Death Benefit Interest Charge	Once, following payment of the Death Benefit due to the Primary Insured’s death if an accelerated death benefit has been paid out
Lower of A or B as a percentage of the accelerated death benefit payment. Where A is the greater of (1) the current yield on a 90 day treasury bill or (2) the maximum statutory adjustable policy loan interest rate, and B is the current Policy Loan interest rate.

As of May 1, 2025, 5.43% (effective annual rate)[2] (subject to change monthly based on the lower of A or B as a percentage of the accelerated death benefit payment. Where A is the greater of (1) the current yield on a 90 day treasury bill or (2) the maximum statutory adjustable policy loan interest rate, and B is the current Policy Loan interest rate.)

Accidental Death Benefit Rider	Monthly	$0.09 per $1,000 of accidental death benefit insurance coverage	$0.09 per $1,000 of accidental death benefit insurance coverage
Additional Insured Rider
Minimum[3]	Monthly	$0.08 per $1,000 of additional insured rider amount[4] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$0.04 per $1,000 of additional insured rider amount[4] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Maximum[5]	Monthly	$2.76 per $1,000 of additional insured rider amount[4] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$2.28 per $1,000 of additional insured rider amount[4] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Charge for Insured with Attained Age 35 in Male, Non-Smoker underwriting class	Monthly	$0.14 per $1,000 of additional insured rider amount[4] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$0.12 per $1,000 of additional insured rider amount[4] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Children’s Insurance Rider	Monthly	$6 for all insured children together	$5 for all insured children together
Guaranteed Purchase Option Benefit Rider
Minimum[6]	Monthly	$0.05 per $1,000 of guaranteed insurance coverage	$0.05 per $1,000 of guaranteed insurance coverage
Maximum[7]	Monthly	$0.15 per $1,000 of guaranteed insurance coverage	$0.15 per $1,000 of guaranteed insurance coverage
Charge for Insured with Attained Age 10	Monthly	$0.05 per $1,000 of guaranteed insurance coverage	$0.05 per $1,000 of guaranteed insurance coverage
Guaranteed Minimum Death Benefit Rider	Monthly	$0.01 per every $1,000 of Specified Amount	$0.01 per every $1,000 of Specified Amount

Periodic Charges (other than annual Portfolio fees and expenses)
Charge for Riders[1]	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Waiver of Monthly Deductions Rider
Minimum[8]	Monthly	$0.04 per $1 of the monthly cost of insurance charge	$0.04 per $1 of the monthly cost of insurance charge
Maximum[9]	Monthly	$0.30 per $1 of the monthly cost of insurance charge	$0.30 per $1 of the monthly cost of insurance charge
Charge for Insured with Attained Age 30	Monthly	$0.09 per $1 of the monthly cost of insurance charge	$0.09 per $1 of the monthly cost of insurance charge
Waiver of Specified Premium Rider
Minimum[10]	Monthly	$0.03 per $1 of the monthly specified premium amount	$0.03 per $1 of the monthly specified premium amount
Maximum[11]	Monthly	$0.19 per $1 of the monthly specified premium amount	$0.19 per $1 of the monthly specified premium amount
Charge for Insured with Attained Age 30	Monthly	$0.03 per $1 of the monthly specified premium amount	$0.03 per $1 of the monthly specified premium amount

[1]
The charge for the Additional Insured Rider varies based on the Insured’s Attained Age, underwriting class and gender. Charges for the Guaranteed Purchase Option Benefit Rider, the Waiver of Monthly Deductions Rider, and the Waiver of Specified Premium Rider vary based on the Insured’s Attained Age. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from Our Administrative Service Center.

[2]
The accelerated death benefit interest rate may vary. Before you elect an accelerated death benefit payment, We can estimate the interest rate that would apply to the amount of the accelerated payment.

[3]	The minimum Additional Insured Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 18, Select.
[4]	The additional insured rider amount is the Specified Amount of coverage provided under the Additional Insured Rider.
[5]	The maximum Additional Insured Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 64, Smoker.
[6]	The minimum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 0.
[7]	The maximum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 39.
[8]	The minimum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.
[9]	The maximum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.
[10]	The minimum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.
[11]	The maximum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.
The table shows the minimum and maximum total operating fees and expenses charged by any of the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolios available under the Policy, including their annual expenses, may be found at the back of this document.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
Annual Portfolio Expenses[1]	Minimum	Maximum
Annual Portfolio Expenses (expenses that are deducted from Portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	0.15%	0.81%
1 Some Portfolios may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

Principal Risks of Investing in the Policy
The following are the risks associated with investment in the Policy.

Investment Risk
If you invest your Cash Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. Investment in the Policy should not be viewed as a short-term investment.
If you allocate net premiums to the Fixed Account, then We credit your Cash Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse
If your Net Cash Value is not enough to pay the Monthly Deduction and other charges, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of a grace period unless you make a sufficient payment. Your Policy may also lapse if your indebtedness reduces the Surrender Value to zero. Policy loans and partial surrenders increase the risk that your Policy will lapse.

Tax Risks
We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under a Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value under a Policy until there is a distribution from the Policy. Moreover, Insurance Proceeds payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.
Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under the Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 ½. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.
See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender Risks
The surrender charge under the Policy applies for the first 14 Policy Years (as well as during the first 14 Policy Years following an increase in Specified Amount) in the event you surrender all or a portion of the Policy or the Policy lapses. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.  The Policy may not be appropriate for you if you intend to surrender all or part of your Policy in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.
Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect Surrender Value which is a measure We use to determine whether your Policy will enter a grace period (and possibly lapse). See “Risk of Lapse” above.
While partial surrenders are available to you after the first Policy Year, your partial surrenders may not lower the Surrender Value below 10% of its value. Partial surrenders are assessed a charge in proportion to the charge that would apply to a full surrender as well as a processing charge of 2% of the amount surrendered not to exceed $25.
A partial surrender or surrender may have tax consequences.

Loan Risks
A Policy loan, whether or not repaid, will affect your Policy’s Cash Value over time because We subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Fixed Account.
We reduce the amount We pay on the Primary Insured’s death by the loan balance. Your Policy may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
A loan may have tax consequences.

Risk of An Increase in Current Fees and Expenses
Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Insurance Company Risk
An Investment in the Policy is subject to the risks related to American Family Life Insurance Company. To the extent that We are required to pay you amounts in addition to your Net Cash Value under any guarantees under the Policy, including the Insurance Proceeds, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you should look to Our financial strength in meeting the guarantees under the Policy.

Business Disruption and Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct Our variable product business activities. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, loss, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting Us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect Us and your Cash Value. For instance, systems failures and cyber-attacks may interfere with Our processing of Policy transactions, including the processing of orders with the Portfolios, impact our ability to calculate Cash Value, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject Us and/or Our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security risks may also impact the Portfolios or the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your Policy to lose value. There can be no assurance that We or the Portfolios or Our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future. The risk of cyber-attacks may be higher during periods of geopolitical turmoil.

We are also exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect Our ability to conduct business. A natural or man-made disaster, including a pandemic, could affect the ability, or willingness, of Our workforce and employees of service providers and third party administrators to perform their job responsibilities. Disaster events may negatively affect the computer and other systems on which We rely and may interfere with Our processing of Policy-related transactions, including processing of orders from Owners and orders with the Portfolios, impact Our ability to calculate Cash Value, or have other possible negative impacts. These events may also impact the Portfolios or the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your Policy to lose value. There can be no assurance that We, the Portfolios or Our service providers will avoid losses affecting your Policy due to a natural disaster.

The Policy
Purchasing a Policy
To have purchased a Policy, you must have submitted a completed application and an initial premium payment to Us at Our Home Office. You must have sent the application and initial premium payment to Us through any licensed life insurance agent who was appointed by AFLIC and who was also a registered representative of American Family Securities, LLC. The Policy is not available to new purchasers. Here, as background information, We describe how new purchases of the Policy were made.
The minimum Specified Amount for issue ages 0-17, Nonsmoker underwriting class only, is $100,000. The minimum Specified Amount for issue ages 18-80 in all the underwriting classes is as follows: Select: $150,000; Preferred: $100,000; Nonsmoker: $50,000; and Regular: $50,000.
Generally, the Policy is available for Insureds between issue ages 0-80. We reserve the right to modify Our minimum Specified Amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies Our underwriting standards before We will issue a Policy. We reserve the right to reject an application for any reason permitted by law.
Although We do not anticipate delays in Our receipt and processing of applications or premium payments, We may experience such delays to the extent registered representatives fail to forward applications and premium payments to Our Administrative Service Center on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of premium payments under existing Policies.
When Insurance Coverage Takes Effect
Generally, We will issue a Policy if We determine that the Primary Insured meets Our underwriting requirements and We accept the Policy application. This is known as the Issue Date. Any insurance We issue under a Policy becomes effective on the Issue Date for the Policy if applicable requirements have been satisfied. We may allow insurance coverage sooner than the Issue Date only as We specify in a conditional receipt or temporary insurance agreement that accompanies your application, subject to Our underwriting rules and Policy conditions. You may call or write Us at Our Administrative Service Center to obtain more information. We will direct initial premium payments designated for the variable subaccounts on the Issue Date to the Money Market Subaccount (Vanguard VIF Money Market Subaccount); premiums designated for the Fixed Account will be directed to that account.
Ownership Rights
The Policy belongs to the Owner named in the application. While the Primary Insured is living, the Owner may exercise all of the rights and options described in the Policy. The Owner is the Primary Insured unless the application specifies a different person as the Primary Insured or the Owner is changed thereafter. If the Owner is not the Primary Insured and dies before the Primary Insured, ownership of the Policy will pass to the Owner’s estate, unless a contingent Owner has been designated or unless otherwise provided by policy endorsement. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).
Modifying the Policy
Any modification or waiver of Our rights or requirements under the Policy must be in writing and signed by Our president, one of Our vice presidents, Our secretary or Our assistant secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Policy.
Upon notice to you, We may modify the Policy:
•
to conform the Policy, Our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Our Company, or the Variable Account is subject;

•	to assure continued qualification of the Policy as a life insurance policy under the Federal tax laws; or
•	to reflect a change in the Variable Account’s operation.
If We modify the Policy, We will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, We reserve the right to amend the provision to conform with these laws.
Replacement of Policies
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Policy is better for you.  The charges and benefits of your existing insurance may be different from a Policy purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because We will not issue the Policy until We have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Administrative Issues
If you have submitted a check or draft to Our Administrative Service Center, We have the right to defer payment of surrenders, partial surrenders, death benefit proceeds, policy loan proceeds, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, the Company may be required to block a policy owner’s account and thereby refuse to process any request for transfer, surrender, partial surrender, loan or death benefit proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.

Premiums
Minimum Initial Premium Payment
The minimum initial premium payment is due on or before the date the Policy is issued. No insurance will take effect until the minimum initial premium payment is made, and the health and other conditions of the Primary Insured described in the application must not have changed.
Premium Flexibility
When you apply for a Policy, you will elect to pay Planned Premium Payments on a quarterly, semiannual, or annual basis (Planned Premium Payments). We will then send you a Planned Premium Payment reminder notice as each planned payment becomes “due.” However, you do not have to pay premium payments according to any schedule. You have flexibility to determine the frequency and the amount of the premium payments you make, and you can change the Planned Premium Payment schedule at any time. If you are submitting a premium payment with a premium payment reminder notice, the address for payment will be enclosed with the notice. You may send premium payments without a premium reminder notice to Our Administrative Service Center. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan. Payment of the planned premiums does not guarantee that the Policy will remain in force. See “Policy Lapse and Reinstatement.”
You may not make any premium payments after the Policy’s Maturity Date. You may not make additional premium payments of less than $100. We have the right to:
1.	limit or refund a premium payment that would disqualify the Policy as a life insurance contract under the Internal Revenue Code of 1986 as amended (the “Code”);
2.	limit any increase in Planned Premium Payments;
3.	limit the number and amount of additional premium payments and Planned Premium Payments; or
4.	apply certain premium payments which exceed Target Premium as repayment of policy loans.
You can stop making premium payments at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either: (1) the Primary Insured dies; (2) the grace period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) We receive your written notice requesting a surrender of the Policy.
Your flexibility to make premium payments under the Policy will be limited if you add the Guaranteed Minimum Death Benefit Rider to your Policy. See “Supplemental Benefits and Riders.”
If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide information about you and your account to government regulators.
Minimum Premium Payment
The Minimum Premium is the monthly premium payment amount necessary to guarantee insurance coverage during the first five Policy Years. Your Policy’s schedule page will show a Minimum Premium amount for your Policy, which is based on the Primary Insured’s issue age, underwriting class, Specified Amount, and Riders. The Minimum Premium may increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Premium may decrease for any supplemental benefit you decrease or discontinue or if the Primary Insured’s Underwriting Class changes. The Minimum Premium will not decrease if you decrease the Specified Amount. See “Death Benefit – Changing the Specified Amount.”
After the fifth Policy Year, the guarantee of insurance coverage associated with the payment of the Minimum Premium will no longer be available. However, if you have elected the Guaranteed Minimum Death Benefit Rider and pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative extended benefit protection premium (as identified in the Rider) prior to the Monthly Deduction Day, the Policy will not lapse even if the Surrender Value is not sufficient to cover the Monthly Deduction. The Guaranteed Minimum Death Benefit Rider is available only at Policy issue. See the “Guaranteed Minimum Death Benefit Rider” for further information.
Premium Limitations
The Code provides for exclusion of the death benefit from a Beneficiary’s gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premium payments under a Policy exceed these limits. We have established procedures to monitor whether aggregate premium payments under a Policy exceed those limits. If a premium payment is paid which would result in total premium payments exceeding these limits, We will accept only that portion of the premium payment which would make the total premiums equal the maximum amount which may be paid under the Policy. We will refund this excess to you.
The maximum premium payment limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative premium payments under the Policy exceed the maximum premium limitations.
Tax-free Exchanges (1035 Exchanges)
We may accept as a premium payment, money from another life insurance contract that qualified for a tax free exchange under Section 1035 of the Code. When you apply for a Policy, We will require a premium payment amount sufficient to guarantee insurance coverage for the first two Policy Months. Additional premium payments may be needed to keep the policy in force if there is a delay in receiving the proceeds from your existing life insurance contract. We will apply the money from your existing life insurance contract to the Policy upon Our receipt of the proceeds. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
Allocating Premiums
When you apply for a Policy, you must instruct Us in the application to allocate your net premium payments to one or more Subaccounts of the Variable Account and/or to the Fixed Account. Allocation percentages must be in whole numbers no less than 1% and the sum of the percentages must equal 100%.
For the first 40 days following the date We issue the Policy, We direct your premium payments allocated to the Variable Account to the Money Market Subaccount (Vanguard VIF Money Market Subaccount). At the end of the 40th day after issuance of the Policy, We allocate that value to the Subaccounts you selected. We direct your premium payments allocated to the Fixed Account to that account on the Issue Date.
We will allocate any subsequent net premium payment as of the date We receive it at Our Remittance Processing Center according to your current premium allocation instructions. Subsequent net premium payments received in connection with a request to increase the Specified Amount, add a Rider, or increase the benefit amount under a Rider would be allocated on the effective date of such change.
You can change the allocation instructions for future premium payments at any time, either in writing or over the phone if the appropriate authorization is in effect. The change will be effective on the Business Day on or next following the date We receive your written instructions at Our Administrative Service Center, or the date instructions are provided to Us over the telephone. We regard Sunset Financial Services, Inc.’s approval of any premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such payment or request.
Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of the Subaccounts and will be reduced by Policy charges. You Bear the Entire Investment Risk for Amounts You Allocate to the Subaccounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

Cash Values
Cash Value
The Cash Value serves as the starting point for calculating values under a Policy.
Cash Value:
•	equals the sum of all values in the Fixed Account, the Loan Account, and in each Subaccount;
•	is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and
•	has no guaranteed minimum amount and may be more or less than premiums paid.
Surrender Value
The Surrender Value is the amount We pay to you when you surrender your Policy. We determine the Surrender Value at the end of the Valuation Period when We receive your written surrender request in Good Order. This means that if We receive your written request for surrender at Our Administrative Service Center, in Good Order prior to the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the close of business on that Business Day. If We receive your written request in Good Order at or after the close of Our Business Day, We will determine the Surrender Value as of the close of business on the next Business Day.
Surrender Value at the end of any Business Day equals:
•	the Cash Value as of such date; minus
•	any surrender charge as of such date; minus
•	any loan balance.
Subaccount Value
At the end of any Valuation Period, the Cash Value in a Subaccount is equal to the number of accumulation units in the Subaccount multiplied by the accumulation unit value of that Subaccount.
The number of accumulation units in any Subaccount at the end of any Business Day equals:
•	the initial accumulation units purchased at the accumulation unit value on the Issue Date; plus
•	accumulation units purchased with additional premiums; plus
•	accumulation units purchased via transfers from another Subaccount, the Fixed Account, or the Loan Account; minus
•	accumulation units redeemed to pay for Monthly Deductions, any transfer charge and interest deducted for any outstanding indebtedness; minus
•	accumulation units redeemed to pay for partial surrenders; minus
•	accumulation units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the Loan Account.
Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into accumulation units. We determine the number of accumulation units We credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Subaccount at the end of the Valuation Period.
Accumulation Unit Value
The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the accumulation unit value at the end of every valuation period is the accumulation unit value at the end of the previous valuation period times the net investment factor, as described below. We determine an accumulation unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.
The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:
•	the Portfolio net asset value, determined at the end of the current valuation period; plus
•	the amount of any dividend or capital gains distributions; plus or minus
•	the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by
•	the Portfolio net asset value for the immediately preceding valuation period; minus
•	a daily charge for the mortality and expense risk.
Fixed Account Cash Value
On the Issue Date, the Fixed Account Cash Value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.

The Fixed Account Cash Value at the End of Any Business Day Is Equal To:
•	the net premium(s) allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account; plus
•	interest credited to the Fixed Account; minus
•	amounts deducted to pay for Monthly Deductions; minus
•	amounts withdrawn from the Fixed Account; minus
•	amounts transferred from the Fixed Account to a Subaccount or the Loan Account.
Interest will be credited to the Fixed Account daily as follows:
•	for amounts in the Fixed Account for the entire policy month, interest will be credited from the beginning to the end of the policy month;
•	for amounts allocated to the Fixed Account during the policy month, interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month;
•	for amounts transferred to the Fixed Account during the policy month, interest will be credited from the date of the transfer to the end of the policy month; and
•	for amounts deducted or withdrawn from the Fixed Account during the policy month, interest will be credited from the beginning of the policy month to the date of deduction or withdrawal.

Death Benefit
Insurance Proceeds
As long as the Policy is in force, We will pay the Insurance Proceeds to the Beneficiary once We receive at Our Administrative Service Center, satisfactory proof of the Insured’s death. We may require the return of the Policy. We will pay the Insurance Proceeds in a lump sum either by issuing a check or, at the Beneficiary’s option, by establishing a Retained Asset Account in the Beneficiary’s name, unless you or the Beneficiary have selected an alternative settlement option. The Retained Asset Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and crediting or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our general account. The Retained Asset Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our general account, the Retained Asset Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Retained Asset Account. Any interest paid on proceeds in the Retained Asset Account is currently taxable. Depending upon the Issue Date of the Policy, the minimum rate of interest We would credit on proceeds in the Retained Asset Account may be lower than the minimum guaranteed rate of interest We would credit on amounts in the Fixed Account. For more information on the rate of interest We credit on proceeds in the Retained Asset Account, please contact Us at 1-877-781-3520.
We will pay any Insurance Proceeds to the primary Beneficiary if he or she survives the Insured. We will pay the Insurance Proceeds to the contingent Beneficiary if he or she survives the Insured and there is no living primary Beneficiary at the time of the Insured’s death. If no Beneficiary is alive when the Insured dies, We will pay the Insurance Proceeds to the Owner, if living, or the Owner’s estate.  See “Death Benefit – Settlement Options.”
Insurance Proceeds Equal:
•	the Death Benefit (described below); plus
•	any additional insurance provided by Rider; minus
•	any unpaid Monthly Deductions; minus
•	any outstanding indebtedness; minus
•	for Option 1 policies only, the amount of any partial surrender (including any partial surrender charges and processing fees) within 2 years of the Primary Insured’s death.
If all or part of the Insurance Proceeds are paid in one sum (by either a check or a Retained Asset Account) or through a settlement option, We will pay interest on this sum as required by applicable state law.
An increase in the Specified Amount may increase the Death Benefit, and a decrease in the Specified Amount may decrease the Death Benefit.
We may further adjust the amount of the Insurance Proceeds under certain circumstances.
We will generally pay the Insurance Proceeds within seven days after We receive at Our Administrative Service Center, satisfactory proof of the Insured’s death. However, We may postpone payment of the Insurance Proceeds if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If mandated under applicable law, We may be required to block an Owner’s account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or Insurance Proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.
We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred as required under state law.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of Insurance Proceeds has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Insurance Proceeds in a timely manner, the Insurance Proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on Our books and records, or to Our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Insurance Proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Death Benefit Options
The Policy provides two death benefit options: Option 1 and Option 2. We calculate the amount available under each death benefit option as of the date of the Primary Insured’s death. Under either option, the length of the death benefit coverage depends upon the Policy’s Surrender Value. See “Policy Lapse and Reinstatement.”
The Death Benefit under Option 1 is the greater of:
•	the Specified Amount; or
•	the Cash Value (determined on the date of the Primary Insured’s death) multiplied by the applicable percentage listed in the table below.
The Death Benefit under Option 2 is the greater of:
•	the Specified Amount plus the Cash Value (determined on the date of the Primary Insured’s death); or
•	the Cash Value (determined on the date of the Primary Insured’s death) multiplied by the applicable percentage listed in the table below.
For Option 1 only, the Specified Amount will be reduced by the amount of any partial surrenders including any partial surrender charge and partial surrender processing fee charged within two years of the date of death of the Primary Insured.
If the Insurance Proceeds payable under Option 1 are based upon Cash Value only, the Insurance Proceeds payable will not be reduced by the amount of any partial surrenders occurring within two years of the date of death of the Primary Insured.
The percentages in the table below are used to determine the minimum death benefit required for the qualification of a life insurance contract under Federal tax law.
Attained Age	Cash Value %	Attained Age	Cash Value %
Up to 40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95	100
60	130
Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option 2. If you are satisfied with the amount of the Primary Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Cash Value, you should choose Option 1.
The amount of the Death Benefit may vary with the Cash Value.
•	Under Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable percentage is greater than the Specified Amount.
•	Under Option 2, the Death Benefit will always vary with the Cash Value.
Changing Death Benefit Options
You may change death benefit options at any time with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the Adjusted Cash Value and Specified Amount (which would affect the monthly cost of insurance charge). However, We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

Changing from Option 1 to Option 2 requires evidence of insurability satisfactory to Us and may increase your cost of insurance charge and therefore the Monthly Deduction. Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Net Cash Value is not enough to pay the Monthly Deduction and other charges. See “Policy Lapse and Reinstatement.”
Option 2 is not available for policies with a Guaranteed Minimum Death Benefit Rider. If your Policy includes a Guaranteed Minimum Death Benefit Rider and you change from Option 1 to Option 2, the Rider will terminate on the effective date of the death benefit option change.
Changing the Specified Amount
You select the Specified Amount when you apply for the Policy. You may change the Specified Amount subject to the following conditions. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.
Increasing the Specified Amount
•	After the first Policy Year, you may increase the Specified Amount by submitting an application and providing evidence of insurability satisfactory to Us at Our Administrative Service Center.
•
On the effective date of an increase, and taking the increase into account, the Cash Value must be greater than or equal to the Monthly Deductions then due. If not, the increase will not occur until you pay sufficient additional premium to increase the Cash Value.

•	An increase will be effective on the Monthly Deduction Day on or next following the date We approve your application in Good Order, provided We have received any premium necessary to make the change.
•	The minimum increase is $15,000.
•	Increasing the Specified Amount of the Policy will increase your Minimum Premium as well as your monthly cost of insurance.
•	Each increase in Specified Amount will begin a 14-year period during which an additional surrender charge will apply if you surrender all or a portion of the Policy.
•	The total net amount at risk will be increased, which will increase the monthly cost of insurance charges.
•	A different cost of insurance rate may apply to the increase in Specified Amount, based on the Primary Insured’s circumstances at the time of the increase.
•	Increasing the Specified Amount may increase the amount of the Target Premium and the Premium Charge.
Decreasing the Specified Amount
•	You must submit a written request to decrease the Specified Amount or decrease or cancel a Rider.
•	You may not decrease the Specified Amount during the first two Policy Years. You may decrease or cancel a Rider at any time.
•	You may not decrease the Specified Amount below Our published minimum amount for the type of policy or Rider.
•	Any decrease will be effective on the Monthly Deduction Day on or next following the date We approve your request in Good Order.
•	A decrease in Specified Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.
•	We will not allow a decrease in Specified Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.
•	Decreasing the Specified Amount will not affect the Minimum Premium.
•	Decreasing the Specified Amount may decrease the amount of the Target Premium, the Premium Charge, the Surrender Charge, and the cost of insurance.
Settlement Options
In lieu of a lump sum payment on death, surrender, or maturity, you or the Beneficiary (upon death of the Primary Insured) may elect one of the following settlement options, provided that at least $5,000 of proceeds is applied. Payment under the settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. A guaranteed interest rate of 3.5% per year applies to all settlement options. We may pay additional interest in Our sole discretion.
•
Fixed Period. We will make equal periodic payments for a fixed period not less than 5 years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

•
Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

•
Fixed Amount. We will make equal periodic payments of a definite amount. The amount We pay each period must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another settlement option with a lesser fixed period.

•
Joint and Survivor Lifetime Income. We will make equal periodic payments for the lifetime of two payees. Payments will continue as long as either payee is living. If both payees die before the end of the guarantee period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a single sum payment or another settlement option with a lesser fixed period. The minimum guarantee period is ten years.

•
Installment Refund. Equal periodic payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of Proceeds or Death Benefit at the time that the payments start. If the payee dies before the guaranteed payments have been made, the remaining payment(s) will be paid to the Beneficiary.

•	Lifetime – No Refund. Equal periodic payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.
•
Interest Income. The Proceeds are left with Us to earn interest for a fixed number of years or until the death of the payee or until the payee elects a lump sum payment or settlement option. We will pay the interest to the payee annually or at such other interval as agreed to by Us. We determine the rate of interest. The payee may withdraw all or part of the Proceeds at any time.

Even if the death benefit payable under the policy is excludible from income, payments under the settlement options may not be excludible in full. This is because earnings on the death benefit after the Primary Insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the settlement options.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, you may receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS, and WA). If you elect to receive an accelerated payment under the Rider, We will assess an annual interest charge on the amount of the accelerated payment equal to the lower of A or B, where:
•	A is the greater of (1) the current yield on a 90 day treasury bill; or (2) the maximum statutory adjustable policy loan interest rate currently allowed under state law; and
•	B is the current Policy Loan interest rate.
We deduct the interest charge from the insurance proceeds payable upon the Primary Insured’s death.
The Accelerated Death Benefit Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the Policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due. For more information about the Accelerated Death Benefit Rider see “Supplemental Benefits and Riders – Accelerated Death Benefit Rider.”
Benefit Payable on Maturity Date
If the Primary Insured is living on the Maturity Date (at Primary Insured’s age 95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured’s Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured’s death. See “Federal Tax Considerations.”

Surrenders and Partial Surrenders
Surrenders
You may request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when We receive your request in Good Order, subject to the following conditions:
•	You must complete and sign a surrender request satisfactory to Us and send it to Us at Our Administrative Service Center. You may obtain a surrender form by calling Us at 1-877-781-3520.
•	The Primary Insured must be alive and the Policy must be in force when you make your request, and the request must be received before the Maturity Date. We may require that you return the Policy.
•
If you surrender your Policy during the first 14 Policy Years (or during the first 14 years after an increase in Specified Amount), you will incur a surrender charge. See “Charges and Deductions – Surrender Charge.”

•	Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
•
We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements in Good Order, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months. We may also postpone payment of the Surrender Value under certain conditions as described in the “Payments We Make” section in the SAI.

•	A surrender may have tax consequences. See “Federal Tax Considerations – Tax Treatment of Policy Benefits.”
Partial Surrender
After the first Policy Year, you may complete and sign a written request satisfactory to Us to withdraw up to 90% of the Surrender Value subject to the following conditions:
The Policy has Surrender Value.
•	You must request at least $250.
•
For each partial surrender, We deduct a partial surrender charge from Cash Value that remains in the Policy in proportion to the charge that would apply to a full surrender. We also deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value. See “Charges and Deductions – Partial Surrender Charge and Partial Surrender Processing Fee.” We determine the amount of any proportional surrender charge before We deduct the processing fee from Cash Value.

•	You may make up to four partial surrenders per policy year.
•	The Primary Insured must be alive and the Policy must be in force when you make your request, and this request must be made before the Maturity Date.
•
You can specify the Subaccount(s) and Fixed Account from which to make the partial surrender. Otherwise, We will deduct the amount (including any fee or charge) from the Subaccounts and the Fixed Account on a pro rata basis (that is, based on the proportion that the Cash Value in each Subaccount and the Fixed Account value bears to the unloaned Cash Value).

•
We will process the partial surrender at the accumulation unit values next determined after We receive your request in Good Order. This means that if We receive your request in Good Order for partial surrender prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your request in Good Order for partial surrender at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day.

•
We generally will pay a partial surrender request within seven days after the Business Day when We receive the request in Good Order. We may postpone payment of a partial surrender under certain conditions as described in the “Payments We Make” section in the SAI.

Effect of Partial Surrenders
•	A partial surrender can affect the Adjusted Cash Value (which is used to calculate the cost of insurance charge (see “Charges and Deductions – Monthly Deduction”).
•
For Option 1 only, the Death Benefit will be reduced by the amount of any partial surrenders including any partial surrender charge and processing fee charged within two years of the date of death of the Primary Insured.

•	If a partial surrender would cause the Policy to fail to qualify as life insurance under the Code, We will not allow the partial surrender.
Partial surrenders may have tax consequences. See “Federal Tax Considerations – Tax Treatment of Policy Benefits.”

Transfers
You may make transfers between and among the Subaccounts and the Fixed Account. We determine the amount you have available for transfers at the end of the valuation period when We receive your request in Good Order at Our Administrative Service Center. The following features apply to transfers under the Policy:
•	You may request a transfer of up to 100% of the Cash Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect.
•	You must transfer at least $250 or the total Cash Value in the Subaccount or Fixed Account less any Policy loan, if less than $250.
•
You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year, subject to Our limitations on frequent transfer activity and Portfolio limitations on the frequent purchase and redemption of shares.

•
We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccounts (Vanguard VIF Money Market Subaccount and Fidelity® VIP Government Money Market Subaccount) do not count as transfers for the purpose of assessing the transfer charge.

•
For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

•
We process transfers based on accumulation unit values determined at the end of the Business Day when We receive your transfer request in Good Order. This means that if We receive your transfer request in Good Order prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your transfer request in Good Order at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

•	(For Oregon Policies only) Each transfer after the twelfth transfer in a Policy Year is subject to Our approval.
•	Transfers from the Fixed Account:
•	You may make only one transfer per Policy Year from the Fixed Account to the Subaccounts.
•	The Fixed Account Cash Value after a transfer from the Fixed Account must at least equal any loan balance.
•
You may not transfer more than the greater of 25% of the Cash Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Cash Value in the Fixed Account to fall below $1,000, We will transfer the full Cash Value. Because of the limits on the amount of Cash Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Cash Value in the Fixed Account.

•	We reserve the right to limit, revoke, or modify the transfer privilege at any time.
You may also elect to participate in a dollar cost averaging program or automatic asset reallocation program. See “Supplemental Benefits and Riders.”

Additional Limitations on Transfers
When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Portfolios.
Frequent purchases and redemptions of shares of the Portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the Portfolio holds and the reflection of that change in the Portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Portfolio at a price that does not reflect the current market value of the securities the Portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the Portfolios may increase brokerage and administrative costs of the Portfolios, and may disrupt a Portfolio’s management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.
For the reasons discussed, frequent transfers by an Owner among the Subaccounts may adversely affect the long-term performance of the Portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.
If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary Our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:
•	limiting the frequency of transfers to not more than once every 30 days;
•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges;
•	refusing to act on instructions of an agent acting under a power of attorney on your behalf; or
•	refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the Portfolios.
Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.
We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Policies, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Policy. We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Portfolio. If a Portfolio’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a Portfolio’s policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the Portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by the Portfolio as violating its policies and procedures.
The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of Portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected Portfolios. In addition, if a Portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.
We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.
In Our sole discretion, We may revise Our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Telephone Requests
We may accept telephone instructions from you received in Good Order regarding transfers, dollar cost averaging, automatic asset reallocation and loans, subject to the following conditions:
•
You must complete and sign Our telephone request form and send it to Us. You may obtain a telephone request form from Us by forwarding a written request to the address listed on the first page of this prospectus or by calling Us at 1-877-781-3520. You also may authorize Us in the application or by written notice to act upon transfer instructions given by telephone.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•
If We follow these procedures, We are not liable for any loss, damage, cost, or expense from complying with telephone instructions We reasonably believe to be authentic. You bear the risk of any such loss. If We do not employ reasonable confirmation procedures, We may be liable for losses due to unauthorized or fraudulent instructions.

•
These procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or recording telephone instructions received from you.

•	We reserve the right to limit, revoke or modify telephone instructions at any time for any class of policies for any reason.
CAUTION: Telephone transfer privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.

Policy Lapse and Reinstatement
Lapse
Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the Surrender Value to zero.
Your Policy will remain in force:
1.
during the first five Policy Years, if you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the Minimum Premium (Any increase in Specified Amount in the first five Policy Years would be covered from the date of the increase until the end of the first five policy years. An increase in Specified Amount will increase the amount of the Minimum Premium.);

2.	if a Guaranteed Minimum Death Benefit Rider is in effect and you meet certain conditions; or
3.	if you make a payment sufficient to cover the outstanding Monthly Deductions and any loan interest due before the end of the grace period.
If your Policy enters a grace period, We will mail a notice to your last known address and to any assignee and/or irrevocable beneficiary of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount of the outstanding Monthly Deductions and any loan interest due is required and will also indicate the final date by which We must receive the payment to keep the Policy in force. If We do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If any Insured dies during the grace period, We will pay the Insurance Proceeds less any outstanding Monthly Deductions.
Reinstatement
Unless you have surrendered your Policy, you may apply for reinstatement of a lapsed Policy at any time while the Primary Insured is alive and within five years after the end of the grace period by submitting all of the following items to Us at Our Administrative Service Center:
1.	a written notice requesting reinstatement;
2.	evidence of insurability for each Insured We deem satisfactory; and
3.	sufficient premium payment to keep the Policy in force for at least three months, including any past due Minimum Premium and loan interest due.
The effective date of reinstatement will be the date We approve your application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the lapse. Upon reinstatement, the Cash Value will be based upon the net premium payment used to reinstate the Policy.
Once the Policy lapses, you cannot reinstate the Guaranteed Minimum Death Benefit Rider.

The Company and the Fixed Account
American Family Life Insurance Company
We are a stock life insurance company. We are located at 6000 American Parkway, Madison, Wisconsin 53783-0001.
Effective April 1, 2013, American Family Life Insurance Company entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company (“KCL”) to indemnify and re-insure the obligations of the Company under the Policies and to provide for the administration of the Policies.  However, We are solely obligated to pay all amounts promised to you under your Policy, subject to Our financial strength and claims-paying ability.
The Fixed Account
The Fixed Account is part of Our general account. We own the assets in the general account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. To the extent that We are required to pay you amounts in addition to your Net Cash Value under any guarantees under the Policy, including the Insurance Proceeds, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you need to consider Our financial strength in meeting the guarantees under the Policy. You should be aware that Our general account assets are exposed to the risks normally associated with a Portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our general account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our general account.
Subject to applicable law, We have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account will not share in the investment performance of Our general account.
Each Policy Year, We, in Our sole discretion, will establish a current interest rate that will be credited to amounts held in the Fixed Account for the duration of the Policy Year. For each amount allocated or transferred to the Fixed Account, We will apply the then current interest rate to such amount to the end of the Policy Year. At the end of the Policy Year, We reserve the right to declare a new current interest rate on such amounts and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.
We have not registered interests in the Fixed Account with the Securities and Exchange Commission under the Securities Act of 1933, nor have We registered the Fixed Account as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts.  Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account and the Portfolios
The Variable Account
We established American Family Variable Account I as a separate investment account under Wisconsin law on August 7, 2000. The Variable Account is registered with the SEC as a unit investment trust separate account. We own the assets in the Variable Account and We are obligated to pay all amounts promised to investors under the Policies. We may use the Variable Account to support other variable life insurance policies We issue. We have divided the Variable Account into Subaccounts, each of which invests in shares of one Portfolio of the following funds:
•	Fidelity® Variable Insurance Products Fund
•	Vanguard® Variable Insurance Fund
The Subaccounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.
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Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount’s own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our general account. We may not use the Variable Account’s assets to pay any of Our liabilities other than those arising from the Policies.  In contrast, all assets held in Our general account are subject to Our liabilities from business operations. The Fixed Account is part of Our general account. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

•
If investment in the funds or a particular Portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or Portfolio without your consent. The substitute fund or Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts or allocations of premiums or Cash Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See “The Variable Account and the Portfolios – Changes to the Variable Account.”

The Portfolios
The Variable Account invests in shares of certain Portfolios. Each Portfolio’s assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
Cash Value allocated to a Subaccount will vary based on the investment experience of the corresponding Portfolio in which the Subaccount invests.  For more detailed information about the Portfolios – including each Portfolio’s name, investment objectives, investment adviser and sub-adviser, current expenses, and performance – see “Appendix A: Portfolios Available Under the Policy.” There is no assurance that any of the Portfolios will achieve its stated objective(s). Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio Company.  You can view copies of these prospectuses at https://pex.broadridge.com/funds.asp?cid=amfamily, or obtain copies by calling 1-877-781-3520 or by sending an email request to statecompliance@kclife.com. You should read these prospectuses carefully.

These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund Portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other Portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) Portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other Portfolio, even if the other Portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the Portfolios you have chosen.
Portfolio Management Fees and Charges
Each Portfolio deducts Portfolio management fees and charges from the amounts you have invested in the Portfolios. In addition, four Portfolios deduct 12b-1 fees. See the “Annual Portfolio Expenses” table in this prospectus and the prospectuses for the Portfolios.

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to Us or Our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if We determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the Portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators, or affiliates. Such compensation may range up to 0.10% and is based on a percentage of assets of the particular Portfolios attributable to the Policy. Some advisers, administrators, or Portfolios may pay Us more than others. We forward all such compensation to KCL as payment for administrative services rendered by KCL and its affiliates with respect to the Policies. We do not retain any portion of such compensation.
Sunset Financial Services, Inc., a broker-dealer affiliate of KCL, also receives a portion of the 12b-1 fees deducted from certain funds’ Portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those Portfolios. The 12b-1 fees are deducted from the assets of the Portfolio and decrease the Portfolio’s investment return.
Please read the Portfolio prospectuses to obtain more complete information regarding the Portfolios. Keep these prospectuses for future reference.
Changes to the Variable Account
Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
1.	remove, combine, or add Subaccounts and make the new Subaccounts available to you at Our discretion;
2.	transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;
3.	combine the Variable Account with other separate accounts, and/or create new separate accounts;
4.
deregister the Variable Account under the Investment Company Act of 1940, or operate the Variable Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

5.	restrict or eliminate voting rights of Owners or other persons having voting rights as to the Variable Account; and
6.	modify the provisions of the Policy to comply with applicable law.
We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Voting Portfolio Shares
Even though We are the legal owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, We will vote Our shares only as Owners instruct, so long as such action is required by law.
We will ask you to instruct Us on how to vote and to return your proxy to Us in a timely manner. You will have the right to instruct Us on the number of Portfolio shares that corresponds to the amount of Cash Value you have in that Portfolio (as of a date set by the Portfolio).
If We do not receive voting instructions on time from some Owners, We will vote those shares in the same proportion as the timely voting instructions We receive. Proportional voting may result in a small number of policy owners determining the outcome of a vote. Should Federal securities laws, regulations, or interpretations change, We may elect to vote Portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions. If We ever disregard voting instructions, We will send you a summary in the next annual report to Owners advising you of the action and the reasons We took this action.

Charges and Deductions
We make certain charges and deductions under the Policy. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.
Services and Benefits We Provide:
•	the death benefit, cash, and loan benefits under the Policy
•	investment options, including premium payment allocations
•	administration of elective options
•	the distribution of reports to Owners
Costs and Expenses We Incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)
•	overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies
•
other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risks We Assume:
•	that the cost of insurance charges We may deduct are insufficient to meet Our actual claims because Insureds die sooner than We estimate
•	that the costs of providing the services and benefits under the Policies exceed the charges We deduct
Premium Charge
Prior to allocation of a premium payment, We deduct a charge from each premium payment to compensate Us for distribution expenses and certain taxes. We credit the remaining amount (the net premium) to your Policy’s Cash Value according to your allocation instructions.
The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.
Mortality and Expense Risk Charge
We deduct a daily charge from each Subaccount to compensate Us for certain mortality and expense risks We assume. The mortality risk is that the Primary Insured will live for a shorter time than We project. The expense risk is that the expenses that We incur will exceed the administrative charge limits We set in the Policy.
This charge is equal to an annual rate of 0.90% of the average daily net assets of the Variable Account in Policy Years 1-10, and 0.45% thereafter. We reserve the right to increase this charge to a maximum annual rate of 0.90% for the eleventh Policy Year and Policy Years thereafter. We will notify you in writing at least 60 days in advance of any such increase.
If this charge does not cover Our actual costs, We may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to Our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
Monthly Deduction
We deduct a Monthly Deduction from the Cash Value on the Monthly Deduction Day to compensate Us for administrative expenses and for the Policy’s insurance coverage. We will make deductions from the Cash Value in each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the Cash Value in each Subaccount and the Fixed Account bears to the unloaned Cash Value on the Monthly Deduction Day). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.
The Monthly Deduction has three components:
•	the cost of insurance charge;
•	the policy fee; and
•	costs of any Riders.
Cost of Insurance Charge
We assess a monthly cost of insurance charge to compensate Us for underwriting the death benefit. The charge depends on a number of variables (Primary Insured’s issue age, Underwriting Class, Policy Year, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. Your Policy includes a table of the guaranteed cost of insurance charges applicable to your Policy.

For Death Benefit Option 1 the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:
•	A is the death benefit on the Monthly Deduction Day, divided by 1.00246627;
•	B is the Policy’s Adjusted Cash Value on the Monthly Deduction Day; and
•	C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.
For Death Benefit Option 2 the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:
•	A is the death benefit on the Monthly Deduction Day plus the Policy’s Adjusted Cash Value on the Monthly Deduction Day divided by 1.00246627;
•	B is the Policy’s Adjusted Cash Value on the Monthly Deduction Day; and
•	C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.
Adjusted Cash Value. The Adjusted Cash Value for the Base Policy is the Cash Value reduced by the monthly cost of any Riders (except a Rider for total disability) and the separate monthly policy fees that are part of the Monthly Deduction.
Cost of Insurance Rates. The cost of insurance rates include, but are not limited to, charges for mortality risk, taxes, issue, maintenance and administrative expenses. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary Mortality Table and the Primary Insured’s issue age and underwriting class. Any change in the cost of insurance rates will apply to all persons of the same issue age, underwriting class, and number of full years insurance has been in force.
In general the longer you own your Policy, the higher the cost of insurance rate will be as the Primary Insured grows older. Also Our cost of insurance rates will generally be lower if the Primary Insured is a female than if a male. Similarly, Our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, Primary Insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the Specified Amount under their Policies.
We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If We approve an increase in your Policy’s Specified Amount, then a different underwriting class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s circumstances at the time of the increase.
Underwriting Class. The underwriting class of the Insured will affect the cost of insurance rates. We currently place each Insured into one of four underwriting classes depending on the Insured’s mortality risk. In addition, some Insureds are placed in special risk categories which require higher premiums.
Policy Fee. Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years. The policy fee is intended to compensate Us for the administrative costs associated with the underwriting and issuance of the Policy.
Charges for Riders. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider.
Surrender Charge
Surrender charges are deducted to compensate Us partially for the cost of administering, issuing, and selling the Policy, including registered representative sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and Policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, We will cover the short-fall from Our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.
Surrender Charge. If your Policy lapses or you fully surrender your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, We deduct a surrender charge from your Cash Value and pay the remaining amount (less any loan balance) to you. The payment you receive is called the Surrender Value.
The surrender charge equals a charge per $1,000 of Specified Amount and depends on the underwriting class of the Primary Insured, issue age, Policy Year death benefit option and gender. Increases in Specified Amount have their own surrender charge penalty period. The maximum surrender charge for any Policy is $42 per $1,000 of Specified Amount. A decrease in Specified Amount does not reduce the original surrender charge or any additional surrender charge. The surrender charge may be significant. You should carefully calculate these charges before you request a surrender or increase in Specified Amount. Under some circumstances the level of surrender charges might result in no Surrender Value being available.
Partial Surrender Charge and Partial Surrender Processing Fee
After the first Policy Year, you may request a partial surrender from your Cash Value. For each partial surrender, We will deduct a partial surrender charge from the Cash Value that remains in the Policy. The charge will be in proportion to the charge that would apply to a full surrender and is computed as the amount of the Cash Value surrendered divided by the total amount of Surrender Value. The partial surrender charge reduces any future surrender charge by a proportional amount. For example, if you had requested to partially surrender $10,000 of your Cash Value in the third Policy Year, the Surrender Value of the Policy was $100,000 and there had been no prior increase in Specified Amount, We would multiply the surrender charge that would otherwise have applied at that time if you had requested a full surrender of the Policy by 10% ($10,000 divided by $100,000) to determine the partial surrender charge. If you decided to surrender your Policy at a later date, but prior to the fourteenth Policy Year, We would reduce the surrender charge by 10%.
Under the same example as above, but assuming that the Specified Amount had been increased prior to a partial surrender in the third Policy Year, We would add together the surrender charge attributable to both the increase in Specified Amount and the initial Specified Amount that would have applied at that time if you had requested a full surrender of the Policy. We would then multiply the sum of those two surrender charges by 10% to determine the partial surrender charge. If you decided to surrender your Policy at a later date, We would reduce any surrender charge attributable to the increase in Specified Amount and the initial Specified Amount by 10%.
For each partial surrender, We also will deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value. These fees are to compensate Us for administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.
Transfer Charge
We currently allow you to make 12 transfers among the Subaccounts or from the Subaccounts to the Fixed Account each Policy Year free of charge. Included in the 12 free transfers is one free transfer from the Fixed Account to the Subaccounts.
•	We deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate Us for the costs of processing these transfers.
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For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

•	We deduct the transfer charge from the amount being transferred.
•
Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Loan Interest Spread
The Loan Interest Spread charge is the difference between the amount of interest We charge you for a loan and the amount of interest We credit to the amount held in the Loan Account to secure your Policy loans. We guarantee that the interest We charge you for a loan will not exceed an effective annual rate of 8%. We guarantee that the interest We credit to the amount in the Loan Account will be at least equal to an effective annual rate of 8% for Preferred Loans and an effective annual rate of 6% for Non-Preferred Loans. Accordingly, the maximum Loan Interest Spread for a Preferred Loan is an effective annual rate of 0% and the maximum Loan Interest Spread for a Non-Preferred Loan is an effective annual rate of 2%.

The interest We charge you for a loan is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.

Illustration Fee
Upon your request, We will provide you with one set of illustrations of Policy values in a Policy Year free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, We do not currently assess such a charge.
Portfolio Expenses
The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. Some Portfolios may also impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity. For further information, consult the Portfolios’ prospectuses and “Fee Table – Annual Portfolio Expenses.”

Federal Tax Considerations
The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This Discussion is not intended as tax advice. Please consult your own counsel or other qualified tax advisers for more complete information. We base this discussion on Our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.
Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. We believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, however, there is some uncertainty about the application of these requirements to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with these requirements and We reserve the right to restrict Policy transactions in order to do so.
In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, We believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.
In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
Tax Treatment of Policy Benefits
In General. We believe that the death benefit under a Policy should generally be excludible from the Beneficiary’s gross income. Federal, state, and local transfer taxes, and other tax consequences of Ownership or receipt of Policy proceeds, depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax adviser on these consequences.
Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract (“MEC”).
Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. In addition, a Policy received in exchange for a life insurance contract that is a MEC will also be treated as a MEC.
If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.
Distributions from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:
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All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Cash Value immediately before the distribution over the Owner’s investment in the Policy at that time. They will be treated as tax-free recovery of the Owner’s investment in the Policy only after all such excess has been distributed.

•	Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.
•
A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you are age 59½ or older or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.
Distributions from Policies That Are Not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of Preferred Loans. You should consult a tax adviser on this point.
Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.
Investment in the Policy. “Investment in the Policy” is generally equal to the aggregate amount of any premiums or other considerations paid for a Policy, reduced by any amount previously distributed under the Policy that was not taxed.
Policy Loans. In general, interest you pay on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when a Policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a loan from a Policy, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Policies. All Policies that We issue to the same Owner that become MECs during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.
Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the Accelerated Death Benefit Rider to your Policy or requesting an accelerated death benefit.
Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.
The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.
In addition, the IRS and Treasury Department has issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.
Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.
Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances).

An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Estate, Gift, and Generation-Skipping Transfer Taxes
The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Insured’s estate for purposes of federal estate tax if the Insured owned the policy. The Proceeds would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death. If the Owner is not the Insured and dies before the Insured, the fair market value of the Policy would be included in the Owner’s estate. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for the purposes of federal, state and local estate, inheritance, generation skipping and other taxes. Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require Us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.
Other Policy Owner Tax Matters
Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s Attained Age 100.
Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.
Life Insurance Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Purchasers of life insurance policies that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.
Our Taxes
We do not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Variable Account. However, if We do incur such taxes in the future, We reserve the right to charge amounts allocated to the Variable Account for these taxes. To the extent permitted under Federal tax law, We may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Other Benefits Available Under the Policy
In addition to the standard Death Benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Program
Spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Money Market Subaccounts into any other Subaccount(s).
		Standard	• Cannot be combined with the automatic asset rebalancing program.
Automatic Asset Reallocation Program	Permits Us to automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts.	Standard	• Cannot be combined with the dollar cost averaging program.
Loans	Allows you to take a loan using the Policy as collateral.	Standard
• The maximum loan amount (Preferred and Non-Preferred) at any time may not exceed 90% of the Surrender Value.
• The maximum Preferred Loan amount is the amount your Surrender Value exceeds your premium payments.
• Loans reduce the Surrender Value and death benefit.
• Loans may have tax consequences.

Accelerated Death Benefit Rider (ACDB Rider)
Allows you to receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS, and WA).
Optional
• Policy’s Specified Amount must be at least $25,000 to receive payment under this benefit.
• Could affect the Primary Insured’s eligibility to receive a government sponsored benefit.
• There is an interest charge for this benefit.
• This benefit may reduce the value of the Death Benefit by more than the amount of the accelerated payment.

Accidental Death Benefit Rider (ADB Rider)	Provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured.	Optional	• Must be elected before the Primary Insured’s Attained Age 55. • The ADB must be at least $25,000 and no more than $100,000. • There is a charge for this benefit.
Additional Insured Rider	Provides level term insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured.	Optional
• Must be elected while the additional Insured is between Attained Ages 18 and 60.
• Coverage must be at least $25,000 and no more than 10 times the insurance coverage under the Policy.
• There is a charge for this benefit.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Children’s Insurance Rider	Provides $10,000 of level term insurance on each of the Primary Insured’s dependent children until expiration.	Optional	• There is a charge for this benefit.
Guaranteed Purchase Option Benefit Rider
Allows the Owner to purchase additional insurance coverage on the Primary Insured under the Base Policy up to six times without new evidence of insurability, without a change in the Primary Insured’s Underwriting Class, and at the premium rate then in effect for the Primary Insured’s Attained Age.
		Optional	• Must be elected at Policy issue. • The amount of the insurance purchased must be at least $10,000 and no more than $50,000. • There is a charge for this benefit.
Guaranteed Minimum Death Benefit Rider (GMDB)
Provides a guarantee that, if the Surrender Value is not sufficient to cover a Monthly Deduction, and you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative guaranteed minimum death benefit premium payment prior to the Monthly Deduction Day, the Policy will not lapse.
		Optional	• Must be elected at Policy issue. • May only be added if Death Benefit Option 1 has been chosen. • Benefit cannot be reinstated if Policy lapses. • There is a charge for this benefit.
Waiver of Monthly Deductions Rider
Provides that, in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95 (assuming total disability occurs before Attained Age 60), whichever comes first.
		Optional	• Must be added before the Primary Insured’s Attained Age 55. • Cannot be combined with any other waiver option. • There is a charge for this benefit.
Waiver of Specified Premium Rider
Provides that in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled.
		Optional	• Must be added before the Primary Insured’s Attained Age 55. • Cannot be combined with any other waiver option. • There is a charge for this benefit.

Supplemental Benefits and Riders
The following additional benefits and Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and some must have been purchased when the Policy was issued. We deduct any monthly charges for these Riders from Cash Value as part of the Monthly Deduction. (See the “Fee Table” for more information concerning Rider expenses.) These Riders provide fixed benefits that do not vary with the investment performance of the Variable Account. These Riders may not be available in all states. Please contact Us for further details.
Dollar Cost Averaging
You may elect to participate in a dollar cost averaging program in the application or by completing an election form and sending it to Our Administrative Service Center. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Money Market Subaccounts (Vanguard VIF Money Market Subaccount and Fidelity® VIP Government Money Market Subaccount) into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.
There is no additional charge for dollar cost averaging. You cannot transfer to either the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount under the dollar cost averaging program. You cannot elect dollar cost averaging if you are participating in the automatic asset reallocation program. We may modify, suspend, or discontinue the dollar cost averaging program at any time.
AFLIC does not provide investment advisory services in making dollar cost averaging or any other service or feature available under the Policy.
Automatic Asset Reallocation
You may elect to participate in an automatic asset reallocation program in the application or by completing an election form and sending it to Our Administrative Service Center. Under the automatic asset reallocation program We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Cash Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.
There is no additional charge for the automatic asset reallocation program. You cannot elect automatic asset reallocation if you are participating in the dollar cost averaging program. We may modify, suspend, or discontinue the automatic asset reallocation program at any time.

Loans
While the Policy is in force, you may submit a request to borrow money from Us using the Policy as the only collateral for the loan. You may increase your risk of lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.
Loan Conditions
•
You may take a loan from your Policy. You may take a Preferred Loan, up to the amount your Surrender Value exceeds premium payments, at any time. You may take a Non-Preferred Loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

•	We charge you a maximum annual interest rate of 8.00% (“charged interest rate”) on your loan.
•
The interest We charge you for a loan accrues [daily] and is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.

•
As collateral for your loan, We will allocate an amount equal to the loan (“loan amount”) from the Variable Account and Fixed Account to the Loan Account. You may tell Us how to allocate the loan amount among the Subaccounts and the Fixed Account. If you do not, We will allocate the loan amount among the Subaccounts and the Fixed Account on a pro rata basis based on the Cash Value of each account less any loan balance. The value in the Loan Account must be at least as great as the loan balance.

•
Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 8.0% for Preferred Loans and 6% for Non-Preferred Loans. Currently, We credit amounts held in the Loan Account with an effective annual rate of interest of 6% for Non-Preferred Loans and an effective annual rate of interest of 8% for Preferred Loans.

•	Our ability to credit interest on amounts held in the Loan Account as collateral for a loan is subject to Our financial strength and claims paying ability.

•
You may repay all or part of your indebtedness at any time while the Primary Insured is alive and the Policy is in force. Upon each loan repayment, We will allocate an amount equal to the loan repayment (but not more than the amount of the loan balance) from the Loan Account back to the Subaccounts and/or Fixed Account according to the current premium allocation percentages, unless otherwise directed by the Owner. You must designate a payment as a loan repayment to ensure that it is treated as a loan repayment. If you do not, We generally will treat the payment as a premium payment, not as a loan repayment. We have the right to apply certain premium payments which exceed Target Premium as repayment of policy loans.

•
A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. We deduct any indebtedness from the Surrender Value upon surrender or lapse, and from the insurance proceeds payable on the Primary Insured’s death.

•
We normally pay the loan amount within seven days after We receive a proper loan request in Good Order at Our Administrative Service Center. We may postpone payment of loans under certain conditions as described in the SAI.

Policy loans may have tax consequences. See “Federal Tax Considerations.”

Accelerated Death Benefit Rider
You may choose to add the Accelerated Death Benefit Rider (the “ACDB Rider”) to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.
Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS, and WA).
Receipt of the accelerated death benefit could affect the Primary Insured’s eligibility to receive a government sponsored benefit.
Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due.
Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy’s Maturity Date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.
We may request additional medical information from the Primary Insured’s physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:
1.	the terminal illness is the result of an intentionally self-inflicted injury; or
2.	you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.
Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy’s values and the Policy’s death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner’s last known address or to that of any assignee of record at Our Administrative Service Center, at least 31 days before the Policy would terminate.
We treat the payment of the accelerated death benefit and accumulated interest thereon similar to a policy loan in so far as the accelerated death benefit and accumulated interest may be repaid in whole or in part while the Policy is in force. In addition, like a policy loan, the payment of the accelerated death benefit does not affect the Specified Amount or Cash Value, and therefore does not affect the net amount at risk under the Policy.
Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured’s death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The current annual rate of interest assessed on an accelerated death benefit payment is 5.43% as of May 1, 2024. See “Fee Table – Periodic Charges (other than annual Portfolio fees and expenses).” The Surrender Value will also be reduced by the amount of any accelerated death benefit payment plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender Value being reduced to zero.
There is no charge for the ACDB Rider. However, We will assess an interest charge against the amount of any accelerated death benefit payment. See the accelerated death benefit interest charge in the “Periodic Charges (other than Portfolio fees and expenses)” table section of the prospectus for more information on the rate of interest We may assess.
If the Waiver of Monthly Deductions Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and is in force at the time of a claim under the ACDB Rider, We will then waive the monthly deduction or credit the Specified Premium, respectively, for the Policy.

Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:
1.	Our receipt of your written notice requesting termination of the Rider; or
2.	surrender or other termination of the Policy.
If the ACDB Rider was terminated as a result of the termination of the Policy, the Owner may add the Rider to the Policy upon reinstatement of the Policy. For more information regarding Our rules governing the reinstatement of the Policy, see “Lapse and Reinstatement – Reinstatement”.
Example of the ACDB Rider. Jane Doe, age 80, is diagnosed with a non-correctable medical condition which is expected to result in her death within 12 months. Jane’s Policy has the Accelerated Death Benefit Rider, a Specified Amount of $100,000, and has elected Death Benefit Option 1. After meeting the conditions for receipt of the accelerated death benefit, Jane Doe can receive an accelerated death benefit payment up to a maximum of 0.75 x $100,000 = $75,000.
Accidental Death Benefit Rider
This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured’s Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of:
1.	the Primary Insured’s Attained Age 65;
2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or
3.	surrender or other termination of the Policy.
If you elect this Rider, the Monthly Deduction will be increased by $0.09 per $1,000 of accidental death benefit insurance coverage. The Company does not require additional evidence of insurability for the purchase of the Accidental Death Benefit Rider.
Additional Insured Rider
This Rider provides level term insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. All coverage under this Rider ends on the Rider anniversary nearest the additional Insured’s Attained Age 65. The coverage for the additional Insured must be at least $25,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage.
Additional Insured Riders may be purchased to provide coverage for the primary insured and the primary insured’s spouse and adult children.
This Rider terminates on the earliest of:
1.	the Rider anniversary date nearest the Additional Insured’s Attained Age 65;
2.	surrender or other termination of the Policy;
3.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
4.	the date of any full conversion under the Rider; or
5.	the end of the continuation period following the Primary Insured’s death.
Children’s Insurance Rider
This Rider provides $10,000 of level term insurance on each of the Primary Insured’s dependent children, until the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy;
3.	the insured child reaches Attained Age 25 or is otherwise no longer eligible for coverage;
4.	the insured child converts the insurance coverage; or
5.	the Rider Anniversary Date nearest the Primary Insured’s Attained Age 75.
Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $5.00. We assess a $5.00 monthly charge for the Rider regardless of the number of children insured under the Rider. We reserve the right to increase this charge to a maximum monthly rate of $6.00.

Guaranteed Purchase Option Benefit Rider
This Rider allows the Owner to purchase additional insurance coverage on the Primary Insured under the Base Policy up to six times without new evidence of insurability, without a change in the Primary Insured’s Underwriting Class, and at the premium rate then in effect for the Primary Insured’s Attained Age. The amount of the insurance purchased must be at least $10,000 and no more than $50,000. The Rider terminates on the earliest of:
1.	the Primary Insured’s Attained Age 40;
2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or
3.	surrender or other termination of the Policy.
If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.
Guaranteed Minimum Death Benefit Rider
This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover a Monthly Deduction, and you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative guaranteed minimum death benefit premium payment prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy;
3.	the Primary Insured reaches Attained Age 65 or ten years after the Issue Date, whichever is later; or
4.	30 days after the Owner fails to pay the required premium.
If you elect this Rider, you limit your flexibility to make premium payments under the Policy. Payment of less than the Guaranteed Minimum Death Benefit Premium or missing a scheduled premium payment may cause this Rider to lapse. Taking a policy loan or partial surrender may also cause this Rider to lapse.
This Rider is available at Policy issue only and on policies under which Death Benefit Option 1 has been chosen and cannot be reinstated if it lapses.
Waiver of Monthly Deductions Rider
This Rider provides that, in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95 (assuming total disability occurs before Attained Age 60), whichever comes first. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy; or
3.	the Rider anniversary nearest the Primary Insured’s Attained Age 60.
If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.
You may elect only one of the waiver options.
Waiver of Specified Premium Rider
This Rider provides that in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy; or
3.	the Rider anniversary nearest the Primary Insured’s Attained Age 60.
If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Waiver of the specified premium may not be sufficient to keep the Policy from lapsing.
You may elect only one of the waiver options.

Sale of the Policies
We ceased offering the Policies to new purchasers in 2009.
You may, however continue to make payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy, such as reallocations among investment options, partial withdrawals, loans and loan repayments, surrenders and changes in ownership. To that limited extent, the distribution with respect to outstanding Policies continues.
We entered into a distribution agreement, effective as of February 15, 2014, with Sunset Financial Services, Inc. (the “Distributor”), for the distribution and servicing of outstanding Policies. Pursuant to this agreement, the Distributor serves as principal underwriter for the Policies, and distributes and services the Policies through its registered representatives. The Distributor replaced American Family Securities, LLC, Our affiliate, which acted as principal underwriter and distributor for the Policies until February 14, 2014. The Distributor is not affiliated with Us. All commissions that were payable with respect to the Policies have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Policies. The Distributor, however, may be reimbursed by Kansas City Life Insurance Company, the direct owner of the Distributor, for expenses incurred by the Distributor in providing distribution and servicing services for the Policies.
The Fidelity® Variable Insurance Products Fund makes payments to the Distributor under its distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares available under the Policies. These payments may equal, on an annual basis, up to 0.25% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor’s registered representatives is not affected by the payments received from the Fidelity® Variable Insurance Products Fund or the subaccounts selected by Owners.

Legal Proceedings
Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Policy.

Financial Statements
The financial statements for the Variable Account and the Company are contained in the Statement of Additional Information (the “SAI”). Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Administrative Service Center.

Appendix A: Portfolios Available Under the Policy
The following is a list of Portfolios available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://kclife.com/amfamvariablepolicyadministration/. You can also request this information at no cost by calling 1-877-781-3520 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio – Service Class 2 Fidelity Management & Research Company	0.81%	33.45%	16.74%	13.33%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).	Fidelity® VIP Equity Income PortfolioSM – Service Class 2 Fidelity Management & Research Company	0.72%	15.06%	9.80%	8.94%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio – Initial Class Fidelity Management & Research Company	0.27%	5.10%	2.33%	1.62%
Seeks high total return through a combination of current income and capital appreciation.	Fidelity® VIP Growth & Income Portfolio – Service Class 2 Fidelity Management & Research Company	0.74%	21.91%	13.10%	11.11%
Seeks as high a level of current income as is consistent with preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio – Service Class Fidelity Management & Research Company	0.48%	1.62%	0.34%	1.83%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio – Initial Class Fidelity Management & Research Company	0.57%	17.49%	11.34%	9.21%
Seeks to provide long-term capital appreciation.	Vanguard VIF Capital Growth Portfolio PRIMECAP Management Company	0.34%	13.41%	11.86%	12.37%
Seeks to provide long-term capital appreciation.	Vanguard VIF International Portfolio Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.33%	9.01%	6.27%	8.40%
Seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share.	Vanguard VIF Money Market Portfolio The Vanguard Group, Inc.	0.15%	5.19%	2.43%	1.80%
Seeks to provide long-term capital appreciation.	Vanguard VIF Small Company Growth Portfolio ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.	0.29%	11.38%	6.96%	8.66%

To learn more about the Policy and the Variable Account, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Surrender Values, and Cash Values, and to make inquiries or request other information about the Policy, please call Us at 1-877-781-3520 (toll free) or write to Us at American Family Life Insurance Company, Administrative Service Center, P.O. Box 219409, Kansas City, Missouri 64121-9409.
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, reports, and other information about the Variable Account, Us, and the Policy. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the email maintained by the SEC (publicinfo@sec.gov).
Investment Company Act of 1940 Registration File No. 811-10097
Contract Identifier C000018145

All your protection under one roof*
American Family Life Insurance Company
Administrative Service Center – Kansas City, MO 64111
The American Family Variable Universal Life Insurance Series I policy is issued by American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
1-800-821-5529
© 2013

AMERICAN FAMILY VARIABLE ACCOUNT I
(Registrant)
AMERICAN FAMILY LIFE INSURANCE COMPANY
(Depositor)
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520
STATEMENT OF ADDITIONAL INFORMATION
Variable Universal Life Insurance Policy Series I
This Statement of Additional Information (“SAI”) contains additional information regarding the Variable Universal Life Insurance Policy Series I (the “Policy”) offered by American Family Life Insurance Company (“AFLIC,” “the Company,” “We,” and “Us”). This SAI is not a prospectus and should be read together with the prospectus for the Policy dated May 1, 2025 and the prospectuses for the Fidelity® Variable Insurance Products Fund and Vanguard® Variable Insurance Funds. You may obtain a copy of these prospectuses by writing or calling Us at the address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.
This Statement of Additional Information incorporates terms used in the current Prospectus for the Policy.
The date of this Statement of Additional Information is May 1, 2025.

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Other Policy Information
The Policy
The Policy, application(s), policy schedule pages, and any Riders are the entire contract. Only statements made in an application can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when We issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.
When Insurance Coverage Takes Effect
If We issue the Policy as applied for, full insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If We issue a Policy other than as applied for, full insurance coverage will take effect upon the completion of all underwriting and owner payment for and acceptance of the Policy. Full insurance coverage under the Policy will not begin before the Issue Date set forth in the Policy.
Prior to the Issue Date, We may begin to deduct monthly deductions from your net premium, and We will allocate your premium minus the Monthly Deduction to the General Account until the Issue Date.
In any state other than Kansas, if you pay the minimum initial premium payment with your application, We may give you a conditional receipt which provides insurance coverage prior to the Issue Date.
This means that, subject to Our underwriting requirements and subject to a maximum limitation on insurance coverage amount, insurance coverage will become effective on the effective date We specified in the conditional receipt. The effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests We require, (iii) the date requested in the application, and (iv) the date any required amendments have been signed.
In the state of Kansas, temporary insurance coverage may be provided prior to the Issue Date under the terms of a temporary insurance agreement for receipt of the minimum initial premium payment and application. In accordance with Our underwriting rules, temporary insurance coverage may not exceed the lesser of the Specified Amount applied for or $1,000,000 and will remain in effect until the earlier of the date insurance coverage takes effect under the Policy or the date We mail notice of termination and refund the premium payment.
As provided for under state insurance law, you, to preserve insurance age, may be permitted to backdate the Policy. In no case may the Policy Date be more than 14 days prior to the date the application was completed. We will make Monthly Deductions for the backdated period on the Issue Date.
Our Right to Contest the Policy
In issuing the Policy, We rely on all statements made by or for you and/or the Insured(s) in the application or in a supplemental application. Therefore, We may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).
However, We will not contest the Policy after the Policy has been in force during the Primary Insured’s lifetime for two years. Likewise, We will not contest any increase in coverage, or any reinstatement of the Policy that requires evidence of insurability, after such increase or reinstatement has been in effect during the Primary Insured’s lifetime for two years. However, different states may prescribe different time periods in which We can contest the validity of a Policy. Please consult your Policy.
We may contest the validity of any Rider that provides benefits for total disability or accidental death at any time on the grounds of fraudulent misrepresentation.
Misstatement of Age or Gender
If the Insured’s age or gender was stated incorrectly in the application, We will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct age and gender.
Suicide Exclusion
If the Primary Insured commits suicide, while sane or insane, within two years of the Issue Date, the Policy will terminate and Our liability will be limited to an amount equal to the premiums paid, less any indebtedness, less any partial surrenders and less any dividends previously paid.
If the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage, the Policy will terminate and Our liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of the increase.
Certain states may require suicide exclusion provisions that differ from those described herein.

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Ownership Rights
You, as the Owner, may exercise certain rights under the Policy, including the following:
Selecting and Changing the Beneficiary
•
You designate the Beneficiary (the person to receive the insurance proceeds when the Insured dies) and the contingent Beneficiary (the person to receive the insurance proceeds if no primary Beneficiary is alive when the Insured dies) in the application.

•
You may designate more than one Beneficiary and/or contingent Beneficiary. If you designate more than one primary or contingent Beneficiary, then each such primary or contingent Beneficiary that survives the Insured shares equally in any insurance proceeds unless the Beneficiary designation states otherwise.

•	If there is not a designated Beneficiary or contingent Beneficiary surviving at the Insured’s death, We will pay the insurance proceeds to the Owner, if living, or the Owner’s estate.
•
Subject to the rights of any irrevocable Beneficiary or assignee, you can change the Beneficiary while the Insured is living by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Insured is living when We receive the notice. We are not liable for any payment or other actions We take before We receive your written notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.
Changing the Owner
•
Subject to the rights of any irrevocable Beneficiary or assignee, you may change the Owner at any time while the Primary Insured is alive by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Primary Insured is living when We receive the request.

•	We are not liable for any payment or other actions We take before We receive your written notice.
•	Changing the Owner does not automatically change the Beneficiary.
•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.
Assigning the Policy
•	You may assign Policy rights while the Primary Insured is alive by submitting written notice to Us.
•	Your interests and the interests of any Beneficiary or other person will be subject to any assignment unless the Beneficiary was designated an irrevocable Beneficiary before the assignment.
•	You retain any Ownership rights that are not assigned.
•	We are not:
•	bound by any assignment unless We receive a written notice satisfactory to Us of the assignment;
•	responsible for validity of any assignment or determining the extent of an assignee’s interest; or
•	liable for any payment We make before We receive written notice of the assignment.
•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.
Changing Death Benefit Options
The following rules apply to any change in death benefit options:
•	You must submit a written request for any change in death benefit options.
•	We will require evidence of insurability satisfactory to Us for a change from Option 1 to Option 2.
•	The effective date of the change in death benefit option will be the Monthly Deduction Day on or following the date when We approve your request for a change.
If you change from Option 1 to Option 2:
•
We will first decrease the Specified Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount) and then any applicable Rider coverage amounts by the Cash Value on the effective date of the change.

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•	The death benefit will NOT change on the effective date of the change.
•
The Minimum Premium may change. There will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Cash Value increases (unless the death benefit is based on the applicable percentage of Cash Value).

•
If the Specified Amount or applicable Rider coverage amount would be reduced to less than the minimum initial Specified Amount or minimum amount in which the Policy or applicable Rider could be issued, then We will not allow the change in death benefit option.

If you change from Option 2 to Option 1:
•	The Specified Amount will be increased by the Cash Value on the effective date of the change.
•	The death benefit will NOT change on the effective date of the change.
•	The Minimum and Target Premium may change.
•	Unless the death benefit is based on the applicable percentage of Cash Value, if the Cash Value increases, the net amount at risk will decrease over time thereby reducing the cost of insurance charge.
Underwriting Classes
We currently have four underwriting classes: Select, Preferred, Nonsmoker, and Regular.
•	The Select underwriting class is only available if the Specified Amount equals or exceeds $150,000.
•	In an otherwise identical Policy, an Insured in the Select class will have a lower cost of insurance rate than an Insured in the Regular class.
•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers (i.e., Regular Class).
Loan Interest
Charged Loan Interest. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.
Earned Loan Interest. We transfer earned loan interest to the Subaccounts and/or the Fixed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the loan balance under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan amount) minus any loan repayments.
We may credit the Loan Account with an interest rate different than the rate credited to net premium payments allocated to the Fixed Account.
Effect of Policy Loans
A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. The insurance proceeds and Surrender Value include reductions for the loan balance. Repaying a loan causes the death benefit and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Variable Account to the Loan Account will affect the Cash Value, even if the loan is repaid, because We credit these amounts with an interest rate We declare rather than with a rate of return that reflects the investment performance of the Variable Account.
Accordingly, the effect on the Cash Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Fixed Account.
The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.
There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, then a loan will be treated as a partial surrender for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a policy loan.

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Payments We Make
We usually pay the amounts of any surrender, partial surrender, insurance proceeds, loan, or settlement options within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If, under SEC rules, the Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender, loan or death benefit from the Vanguard VIF Money Market Portfolio Subaccount, as applicable, until the Portfolio is liquidated.
If, under SEC rules, the Fidelity® VIP Government Money Market Portfolio suspends payments of redemption proceeds in connection with the liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, or death benefit from the Fidelity® VIP Government Money Market Portfolio Subaccount until the Portfolio is liquidated.
We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.
If you have submitted a check or draft to Our Remittance Processing Center, We have the right to defer payment of surrenders, partial surrenders, insurance proceeds, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, the Company may be required to block a policy owner’s account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.
Dollar Cost Averaging
On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Money Market Subaccount to your designated “destination accounts” in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must place at least $1,000 in the Money Market Subaccount.
If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:
1.	The Policy Date;
2.	When the Cash Value of the Money Market Subaccount equals or exceeds the minimum amount stated above; or
3.	The date requested.
Dollar Cost Averaging will end if:
•	We receive your written request to cancel your participation;
•	the Cash Value in the Money Market Subaccount is depleted;
•	the specified number of transfers has been completed; or
•	the Policy enters the grace period.
You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee.
You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.
Automatic Asset Reallocation
To participate in the automatic asset reallocation program:
•	you must elect this feature in the application or after issue by submitting an automatic asset reallocation request form satisfactory to Us to Our Administrative Service Center.

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Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 “free” transfers allowed during each Policy Year. You can end this program at any time.
Automatic asset reallocation will end if:
•	We receive your written request to terminate the program.
You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.
Payment of Policy Benefits
Benefit Payable on Maturity Date. If the Primary Insured is living on the Maturity Date (at Primary Insured’s age 95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. Prior to the Maturity Date, you may elect to continue the Policy beyond Primary Insured’s Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured’s death.
Insurance Proceeds. Insurance proceeds will ordinarily be paid to the Beneficiary within seven days after We receive proof of the Insured’s death and all other requirements are satisfied, including receipt by Us at Our Administrative Service Center, of all required documents. Generally, We determine the amount of a payment from the Variable Account as of the date of death. We pay insurance proceeds in a lump sum by either issuing a check or, at the Beneficiary’s option, by establishing a Retained Asset Account in the Beneficiary’s name, unless you or the Beneficiary have selected an alternative settlement option. We pay interest on the insurance proceeds as required by state law.
Policy Termination
Your Policy will terminate on the earliest of:
•	the Maturity Date;
•	the end of the grace period without a sufficient payment;
•	the date the Primary Insured dies; or
•	the date you surrender the Policy.
Performance Data
Hypothetical Illustrations
In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Cash Value, and Surrender Value of the Policy, We may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the policy had been in existence during the period illustrated and are not indicative of future performance.
The values We illustrate for death benefit, Cash Value, and Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Variable Account, and the portfolios. We have not deducted charges for any Riders. These charges could lower the performance figures significantly if reflected.
Yields and Total Returns
We may advertise and disclose historic performance data for the Subaccounts, including yields and annual total returns of the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.
In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.
Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

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We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.
Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your Policy.
Money Market Subaccount Yields
Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.
We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Policy having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) a deduction for the mortality and expense risk charge. The current annualized yield does not reflect deductions for the Premium Charge, cost of insurance charge, policy fee, charges for Riders, surrender charge, partial surrender charge and transfer charge. If these charges were deducted, performance would be significantly lower.
We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The Money Market Subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Policy imposes.
The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.
Average Annual Total Returns for the Subaccounts
Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.
Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.
The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations.

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For periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount may also be calculated based on the performance of the corresponding portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as explained below) as of the last day of each of the periods. Each period’s ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the initial administrative charge, monthly administrative charge, and insurance charge (“Common Charges”). However, charges such as premium charges, surrender and partial surrender charges, and cost of insurance charges, which are based on certain factors, such as issue age or actual Attained Age, underwriting class, duration of the Policy or Specified Amount, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are any charges assessed on surrender or partial surrender, transfer, or increase in Specified Amount (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.
Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The funds provide the portfolios’ performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds’ data. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures. Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.
From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.
Additional Information
Services
American Family Life Insurance Company (“AFLIC”) has entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company (“KCL”) to indemnify and re-insure the obligations of the Company under the Contracts and to provide for the administration of the Contracts. This administration includes, but is not limited to, collecting Premiums and other amounts due with respect to the Administered Business, adjudicating, paying and administering claims under Variable Contracts, preparing all accounting and actuarial information related to the Administered Business, assuming all responsibility for underwriting, and responding to requests and inquiries from regulators with respect to Variable Contracts. KCL is located at 3520 Broadway, Kansas City, Missouri, 64111.
Fiscal Year	Aggregate Amount of Compensation Paid by American Family Life Insurance Company to Kansas City Life Insurance Company for Administrative Services
2024	$0
2023	$0
2022	$0
Sale of the Policies
We ceased offering the Policies to new purchasers in 2009.
Sunset Financial Services, Inc. (the “Distributor”) serves as principal underwriter for the Policies. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. The Distributor was organized as a corporation under Washington state laws in 1964 and is wholly owned by Kansas City Life Insurance Company. The Distributor is registered as a broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions of the states in which it operates, and is a member firm of the Financial Industry Regulatory Authority, Inc. (FINRA).
More information about the Distributor and its registered persons is available at http://brokercheck.finra.org or by calling the FINRA BrokerCheck at toll-free (800) 289-9999.
On February 15, 2014, the Distributor replaced American Family Securities, LLC, which served as principal underwriter of the Policies until then. No compensation is payable to the Distributor by Us under the Distribution Agreement, and its operating expenses (including compensation of its registered persons involved in carrying out the Distributor’s responsibilities under the Distribution Agreement) are paid by Kansas City Life Insurance Company, as the direct owner of the Distributor. However, commissions were payable by Us to American Family Securities, LLC under the agreement in effect when American Family Securities, LLC served as principal underwriter for the Policies. Prior to transferring the distribution functions for the Policies to the Distributor in February 2014, American Family

9

Securities, LLC and AFLIC amended their distribution agreement to commute the commission obligations payable to the individuals and managers registered with American Family Securities, LLC. All commissions that were payable with respect to the Policies have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Policies.
When American Family Securities, LLC did receive commissions, American Family Securities, LLC passed through commissions to individuals and their managers who were registered with American Family Securities, LLC at the time the Policies were sold. American Family Securities, LLC did not retain any portion of the commissions in return for its services as distributor for the Policies. However, American Family and American Family Mutual Insurance Company, S.I. paid all of the operating and other expenses of American Family Securities, LLC when that agreement was in effect.
Potential Conflicts of Interest
In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither We nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.
If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, We will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.
The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, We will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower Federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age.
Reports to Owners
At least once each year, We will send you a report showing the following information as of the end of the report period:
•	the current Cash Value, Fixed Account Cash Value, and Subaccount Cash Values
•	the current Surrender Value
•	the current death benefit
•	the current loan balance
•	any activity since the last report (e.g., premium payments, partial surrenders, charges, and any loan transactions)
•	any other information required by law.
In addition, We will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (including automatic asset reallocation and dollar cost averaging), the taking of a loan, the repayment of a loan, a partial surrender, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).

10

We can prepare a similar report for you at other times. We may limit the scope and frequency of these requested reports.
We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.
Records
We will maintain all records relating to the Variable Account and the Fixed Account at Our Administrative Service Center.
Legal Matters
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters under the Federal securities laws that relate to the Policy. Christopher R. Pollek, Associate General Counsel, American Family Life Insurance Company, has provided advice on certain matters relating to the laws of Wisconsin regarding the Policies and Our issuance of the Policies.
Experts
The Statutory financial statements as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 of the American Family Life Insurance Company, and the Financial Statements as of December 31, 2024 and for each of the two years in the period ended December 31, 2024 of the American Family Variable Account I included in this Statement of Additional Information, which is a part of the Registration Statement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 833 E. Michigan Street, Suite 1200 Milwaukee, WI 53202, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in the prospectus have been examined by Mark Milton, Senior Vice President and Actuary.
Additional Information about the Company
We are a stock life insurance company incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We are engaged in the business of issuing life insurance policies, and We are currently licensed to do business in the District of Columbia and all states except New York.
We submit annual statements on Our operations and finances to insurance officials in all states in which We do business. We have filed the Policy described in this prospectus with insurance officials in those states in which the Policy was sold.
We reinsure the risks under the Policy.
American Family Life Insurance Company is owned 100% by AmFam, Inc., a Wisconsin business corporation formed to hold certain subsidiaries and assets of American Family Insurance Mutual Holding Company.  AmFam, Inc. is owned 100% by American Family Mutual Insurance Company, S.I. (“AFMICSI”), a Wisconsin stock insurance corporation engaged in the business of issuing property and casualty insurance policies.  AFMICSI is owned 100% by AmFam Holdings, Inc., a Wisconsin business corporation, which is not engaged in the business of insurance but owns all other insurance company subsidiaries of American Family Insurance Mutual Holding Company.  AmFam Holdings, Inc. is owned 100% by American Family Insurance Mutual Holding Company, a Wisconsin mutual insurance holding company.
Financial Statements
This SAI contains the audited Statement of Assets and Liabilities and Policy Owners' Equity of the Variable Account as of December 31, 2024, the related Statement of Operations for the year then ended, and the Statement of Changes in Policy Owners' Equity for each of the two years in the period ended December 31, 2024. PricewaterhouseCoopers LLP, 833 E. Michigan Street, Suite 1200 Milwaukee, WI 53202, serves as independent registered public accounting firm for the Variable Account.
Our Statutory Balance Sheets as of December 31, 2024 and 2023 and Our related Statutory Statements of Operations, Statements of Changes in Capital and Surplus, and Statutory Statements of Cash Flows for each of the three years in the period ended December 31, 2024, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

11

American Family Variable Account I
Financial Statements
December 31, 2024 and 2023

American Family Variable Account I
Contents
December 31, 2024 and 2023

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and the Policy Owners of American Family Variable Account I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities and policy owners’ equity of Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Government Money Market Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Vanguard VIF Capital Growth Subaccount, Vanguard VIF International Subaccount, Vanguard VIF Money Market Subaccount, and Vanguard VIF Small Company Growth Subaccount of American Family Variable Account I as of December 31, 2024,  the related statements of operations for the year then ended, and the statements of changes in policy owners’ equity  for each of the two years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Government Money Market Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Vanguard VIF Capital Growth Subaccount, Vanguard VIF International Subaccount, Vanguard VIF Money Market Subaccount, and Vanguard VIF Small Company Growth Subaccount of American Family Variable Account I as of December 31, 2024,  the results of each of their operations for the year then ended, and the changes in policy owners’ equity for each of the two years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the American Family Life Insurance Company management.  Our responsibility is to express an opinion on the financial statements of each of the subaccounts of American Family Variable Account I based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of American Family Variable Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

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Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
April 23, 2025

We have served as the auditor of one or more of the subaccounts of American Family Variable Account I since 2001.

2

American Family Variable Account I
Statements of Assets and Liabilities and Policy Owners' Equity
December 31, 2024

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Investments at fair value (1):
Fidelity Variable Insurance Products Fund	$10,822,037	$29,075,188	$39,027,172	$252,672	$32,754,661	$11,189,925	$—	$—	$—	$—
Vanguard Variable Insurance Fund	—	—	—	—	—	—	38,404,743	37,851,941	7,557,294	7,029,585

Total Assets	10,822,037	29,075,188	39,027,172	252,672	32,754,661	11,189,925	38,404,743	37,851,941	7,557,294	7,029,585
Total Liabilities	—	—	—	—	—	—	—	—	—	—

Total Policy Owners' Equity	$10,822,037	$29,075,188	$39,027,172	$252,672	$32,754,661	$11,189,925	$38,404,743	$37,851,941	$7,557,294	$7,029,585

Policy Owners' Equity:
Variable Life Policies
Group II (2)	10,367,580	27,502,135	37,018,370	252,672	31,106,377	10,595,941	36,604,410	36,129,707	7,164,381	6,628,212
Group III (3)	454,457	1,573,053	2,008,802	—	1,648,284	593,984	1,800,333	1,722,234	392,913	401,373

Total Policy Owners' Equity	$10,822,037	$29,075,188	$39,027,172	$252,672	$32,754,661	$11,189,925	$38,404,743	$37,851,941	$7,557,294	$7,029,585

(1) Investments at cost	$8,074,728	$26,216,677	$29,778,490	$252,672	$36,800,312	$10,675,720	$28,000,071	$38,182,554	$7,557,294	$6,917,497
Shares outstanding	194,991.660	1,140,203.459	1,326,101.668	252,672.220	3,030,033.397	297,921.318	753,921.137	1,478,591.455	7,557,293.880	360,306.751
(2) Group II (includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary)
Unit value	$87.05	$54.90	$69.25	$11.06	$16.92	$63.37	$52.00	$45.18	$11.36	$73.06
Outstanding units	119,100.399	500,988.331	534,557.988	22,836.522	1,838,964.630	167,213.585	703,923.006	799,649.785	630,606.415	90,726.233
(3) Group III (includes Variable Universal Life Insurance Series II Policies beyond their 15th policy anniversary)
Unit value	$87.47	$55.16	$69.59	$11.12	$17.00	$63.68	$52.25	$45.40	$11.42	$73.41
Outstanding units	5,195.286	28,515.779	28,866.592	—	96,969.564	9,327.972	34,452.868	37,932.154	34,415.792	5,467.203

The accompanying notes are an integral part of these financial statements.
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American Family Variable Account I
Statements of Operations
Year Ended December 31, 2024
	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Net investment income (loss)
Dividend income	$3,580	$462,222	$478,707	$12,084	$1,118,370	$59,805	$435,972	$450,974	$358,127	$36,698
Mortality and expense charges	(46,849)	(126,064)	(167,480)	(1,103)	(138,841)	(48,555)	(170,401)	(166,089)	(30,841)	(30,025)

Net investment income (loss)	(43,269)	336,158	311,227	10,981	979,529	11,250	265,571	284,885	327,286	6,673
Realized and unrealized gain (loss)
Net realized gain (loss) on fund shares redeemed	803,842	669,916	2,054,172	—	(646,824)	249,374	1,978,623	(92,638)	—	(60,553)
Capital gain distributions	1,270,380	1,734,297	2,591,311	—	—	1,400,066	796,893	1,193,793	—	—
Change in unrealized gains (losses)	925,680	1,121,404	2,374,814	—	50,208	64,603	1,616,297	1,656,520	—	769,925

Net gain (loss) on investments	2,999,902	3,525,617	7,020,297	—	(596,616)	1,714,043	4,391,813	2,757,675	—	709,372

Net increase (decrease) in equity from operations	$2,956,633	$3,861,775	$7,331,524	$10,981	$382,913	$1,725,293	$4,657,384	$3,042,560	$327,286	$716,045

The accompanying notes are an integral part of these financial statements.
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American Family Variable Account I
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2024
	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$(43,269)	$336,158	$311,227	$10,981	$979,529	$11,250	$265,571	$284,885	$327,286	$6,673
Net realized gain (loss) on fund shares redeemed	803,842	669,916	2,054,172	—	(646,824)	249,374	1,978,623	(92,638)	—	(60,553)
Capital gain distributions	1,270,380	1,734,297	2,591,311	—	—	1,400,066	796,893	1,193,793	—	—
Change in unrealized gains (losses)	925,680	1,121,404	2,374,814	—	50,208	64,603	1,616,297	1,656,520	—	769,925

Net increase (decrease) in equity from operations	2,956,633	3,861,775	7,331,524	10,981	382,913	1,725,293	4,657,384	3,042,560	327,286	716,045
Unit transactions
Policy owners’ net premiums	424,606	1,406,356	1,824,818	9,362	1,986,375	516,154	1,724,331	1,945,600	505,298	320,337
Cost of insurance and administrative charges	(378,331)	(1,117,094)	(1,560,225)	(6,399)	(1,482,349)	(438,980)	(1,477,816)	(1,481,479)	(405,530)	(240,617)
Surrenders and forfeitures	(517,006)	(1,483,523)	(1,974,395)	(15,890)	(1,754,224)	(572,026)	(2,011,007)	(1,919,950)	(367,599)	(500,666)
Transfers between subaccounts and sponsor	(1,173,160)	(434,878)	(1,929,301)	27,246	2,719,968	(401,696)	(1,478,277)	821,779	1,132,329	18,863
Withdrawals due to death benefits	(326)	(986)	(1,594)	—	(915)	(197)	(1,310)	(1,109)	(463,472)	(183)

Net increase (decrease) in equity from unit transactions	(1,644,217)	(1,630,125)	(3,640,697)	14,319	1,468,855	(896,745)	(3,244,079)	(635,159)	401,026	(402,266)

Net increase (decrease) in equity	1,312,416	2,231,650	3,690,827	25,300	1,851,768	828,548	1,413,305	2,407,401	728,312	313,779
Equity
Beginning of year	9,509,621	26,843,538	35,336,345	227,372	30,902,893	10,361,377	36,991,438	35,444,540	6,828,982	6,715,806

End of year	$10,822,037	$29,075,188	$39,027,172	$252,672	$32,754,661	$11,189,925	$38,404,743	$37,851,941	$7,557,294	$7,029,585

Accumulation unit activity - Group II (1)
Units outstanding at beginning of year	144,985.240	558,942.092	618,293.852	21,503.089	1,844,492.972	190,952.437	801,721.279	849,891.844	628,334.314	101,723.902
Units issued during the period	6,186.721	32,494.940	30,655.169	3,371.306	294,488.835	10,226.587	40,392.143	75,086.138	150,758.121	7,412.439
Units redeemed during the period	(32,071.562)	(90,448.701)	(114,391.033)	(2,037.873)	(300,017.177)	(33,965.439)	(138,190.416)	(125,328.197)	(148,486.020)	(18,410.108)

Units outstanding at end of year	119,100.399	500,988.331	534,557.988	22,836.522	1,838,964.630	167,213.585	703,923.006	799,649.785	630,606.415	90,726.233

Accumulation unit activity - Group III (2)
Units outstanding at beginning of year	140.479	1,131.265	1,210.528	—	3,708.465	291.969	1,397.194	1,419.088	1,100.951	199.393
Units issued during the period	5,620.715	29,345.838	30,459.786	—	98,952.955	9,792.328	36,503.079	38,675.111	35,617.427	5,580.289
Units redeemed during the period	(565.908)	(1,961.324)	(2,803.722)	—	(5,691.856)	(756.325)	(3,447.405)	(2,162.045)	(2,302.586)	(312.479)

Units outstanding at end of year	5,195.286	28,515.779	28,866.592	—	96,969.564	9,327.972	34,452.868	37,932.154	34,415.792	5,467.203

(1) Group II includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and Series II Policies prior to their 15th policy anniversary.
(2) Group III includes Variable Universal Life Insurance Series II Policies beyond their 15th policy anniversary.
The accompanying notes are an integral part of these financial statements.
5

American Family Variable Account I
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2023
	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$(16,807)	$335,514	$344,003	$9,078	$636,899	$15,376	$210,219	$368,589	$302,459	$(2,825)
Net realized gain on fund shares redeemed	175,716	125,342	804,056	—	(605,232)	(19,554)	836,581	(430,587)	—	(139,520)
Capital gain distributions	321,306	769,294	1,298,196	—	—	267,940	1,755,044	1,124,833	82	—
Change in unrealized gains (losses)	1,984,670	1,192,154	3,061,289	—	1,611,656	1,077,228	5,507,004	3,423,150	—	1,228,759

Net increase (decrease) in equity from operations	2,464,885	2,422,304	5,507,544	9,078	1,643,323	1,340,990	8,308,848	4,485,985	302,541	1,086,414
Unit transactions
Policy owners’ net premiums	441,598	1,472,628	1,911,545	7,870	2,087,666	539,559	1,801,627	2,035,378	532,756	335,226
Cost of insurance and administrative charges	(361,214)	(1,110,834)	(1,544,150)	(6,053)	(1,526,425)	(434,676)	(1,493,606)	(1,519,113)	(423,655)	(243,085)
Surrenders and forfeitures	(433,623)	(1,112,259)	(1,479,701)	—	(1,344,772)	(506,071)	(1,474,610)	(1,487,809)	(301,237)	(238,248)
Transfers between subaccounts and sponsor	(417,519)	144,162	(1,051,060)	264,513	1,312,040	12,009	(1,489,613)	11,916	564,928	137,041
Withdrawals due to death benefits	(978)	(1,639)	(4,715)	(175,375)	(4,157)	(540)	(3,812)	(3,389)	(520,833)	(500)

Net increase (decrease) in equity from unit transactions	(771,736)	(607,942)	(2,168,081)	90,955	524,352	(389,719)	(2,660,014)	(963,017)	(148,041)	(9,566)

Net increase (decrease) in equity	1,693,149	1,814,362	3,339,463	100,033	2,167,675	951,271	5,648,834	3,522,968	154,500	1,076,848
Equity
Beginning of year	7,816,472	25,029,176	31,996,882	127,339	28,735,218	9,410,106	31,342,604	31,921,572	6,674,482	5,638,958

End of year	$9,509,621	$26,843,538	$35,336,345	$227,372	$30,902,893	$10,361,377	$36,991,438	$35,444,540	$6,828,982	$6,715,806

Accumulation unit activity - Group II (1)
Units outstanding at beginning of year	158,079.588	573,834.509	661,007.911	12,576.616	1,815,574.204	198,976.206	866,989.714	875,108.816	643,452.625	101,935.344
Units issued during the period	11,824.645	50,941.308	42,253.102	26,619.349	246,033.907	16,728.143	54,614.522	79,664.822	126,939.270	10,417.869
Units redeemed during the period	(24,918.993)	(65,833.725)	(84,967.161)	(17,692.876)	(217,115.139)	(24,751.912)	(119,882.957)	(104,881.794)	(142,057.581)	(10,629.311)

Units outstanding at end of year	144,985.240	558,942.092	618,293.852	21,503.089	1,844,492.972	190,952.437	801,721.279	849,891.844	628,334.314	101,723.902

Accumulation unit activity - Group III (2)
Units outstanding at beginning of year	—	—	—	—	—	—	—	—	—	—
Units issued during the period	152.978	1,135.761	1,235.329	—	3,722.727	294.202	1,466.702	1,424.295	1,106.200	203.754
Units redeemed during the period	(12.499)	(4.496)	(24.801)	—	(14.262)	(2.233)	(69.508)	(5.207)	(5.249)	(4.361)

Units outstanding at end of year	140.479	1,131.265	1,210.528	—	3,708.465	291.969	1,397.194	1,419.088	1,100.951	199.393

(1) Group II includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and Series II Policies prior to their 15th anniversary.
(2) Group III includes Variable Universal Life Insurance Series II Policies beyond their 15th policy anniversary.

The accompanying notes are an integral part of these financial statements.
6

American Family Variable Account I
Notes to Financial Statements
December 31, 2024 and 2023

1.	Nature of Operations and Significant Accounting Policies
The American Family Variable Account I (the “Separate Account”) is a segregated investment account of the American Family Life Insurance Company (herein referred to as the “Company” or the "Sponsor") used to fund variable universal life (VUL) contracts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.
The Separate Account includes assets from two series of policy issues. Series I policies include applications written before December 1, 2008. Series II policies include applications written on or after December 1, 2008. The Separate Account classifies units outstanding into Group I, Group II, and Group III for purposes of calculating unit values. Group I previously included Series I policies that had not yet reached the tenth policy anniversary. As of December 31, 2018, all Series I policies had transferred from Group I to Group II, which includes Series I policies beyond the tenth policy anniversary. Group II also previously included Series II policies that had not yet reached the fifteenth policy anniversary. As of December 31, 2024, all Series II policies transferred from Group II to Group III. Group III includes Series II policies beyond the fifteenth policy anniversary.
As of September 30, 2009, the Company ceased the issuance of new variable universal life policies; however, premium payments made by policy owners existing at that date will continue to be received by the Separate Account. The Company cedes 100% of its VUL business under a reinsurance agreement with Kansas City Life Insurance Company (KCL). KCL also provides administrative services related to the VUL business in association with this reinsurance agreement.  In addition to the reinsurance and administrative services provided, KCL provides investment performance monitoring information and compliance and regulatory support.
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The significant accounting policies used in the preparation of these statements include:
a.	Investments
Investments are made in the various portfolios in accordance with selections made by the policy owners. Such investments are made at the reported net asset value of the respective portfolios. All changes in fair value are recognized as changes in unrealized gain (losses) in the Statement of Operations of the applicable subaccount.
Separate Account assets are comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the mutual funds in which the Separate Account assets are invested are obtained daily from the fund managers. Each of the subaccounts of the Separate Account indirectly bears exposure to market, credit, and liquidity risks. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual fund.

7

American Family Variable Account I
Notes to Financial Statements
December 31, 2024 and 2023

b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the Statements of Assets and Liabilities and Policy Owners’ Equity at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1         Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2         Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3      Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.
Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.
Separate Account assets are categorized as Level 2 assets. The Company has no Separate Account assets categorized as Level 1 or Level 3 assets.
c.	Security Transactions and Investment Income
Security transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and any corresponding capital gains and losses are determined on an average cost basis. Distributions received from the funds retain the tax characterizations determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

8

American Family Variable Account I
Notes to Financial Statements
December 31, 2024 and 2023

d.	Federal Income Taxes
The operations of the Separate Account are part of the total operations of the Company which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners. Accordingly, no provision for federal income taxes has been made for the Separate Accounts.
e.	Expenses, Deductions, and Related Party Transactions
For Series I policies, the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.90% for years 1-10 of the individual policies and 0.45% for years thereafter. For Series II policies, the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.45% for years 1-15 of the individual policies and 0.00% for years thereafter. These charges may be adjusted after policy issue, but are guaranteed not to exceed 0.90% of net assets for either Series I or Series II policies. Although the account value varies according to the investment performance of the fund, the account value is not affected by expense and mortality experience because the Company assumes the mortality risk and the expense risk. The mortality risk is that insureds may not live as long as expected. The expense risk is that the actual expenses of issuing and administering the policies may exceed the estimated costs.
On a policy’s monthly anniversary date, the Company deducts from the policy value an amount for the cost of insurance and any additional policy benefits. In addition, for Series I policies, a monthly policy fee ($6 for policies with coverage greater than $100,000 and $9 for policies with coverage less than $100,000) plus an additional $2.50 per month charge in the first five policy years is deducted. For Series II policies, a monthly policy fee of $6 plus an additional $4 per month charge in the first five policy years is deducted. For Series II policies, a monthly administrative charge is also deducted from the cash value of the policy. These monthly expense charges are intended to reimburse the Company for administrative expenses relating to the underwriting, issuance and maintenance of the policy.
In the event of a policy surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a policy. The surrender charges are a charge per coverage amount for years 1-14. For Series I policies, the surrender charges will not exceed $42 per $1,000 of coverage. The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, and policy year.  For Series II policies, the surrender charges will not exceed $57.69 per $1,000 of coverage. The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, death benefit option selected, and policy year.
The Company retains a front-end premium load from all premium collected. For Series I policies, the charge is 7.5% of target premium for years 1-10 and 5.5% of target premium for years thereafter. Target premium is the amount of premium, based on the insurance coverage and age of the insured, that is used to compute the premium load. In all years, a charge of 3.5% is assessed on excess premium collected for Series I policies. Excess premium is any amount of premium greater than the target premium. For Series II policies, the charge is 5.0% of all premium for all policy years. The charges retained by the Company totaled $591,854 and $620,041 on a direct basis for 2024 and 2023, respectively.
f.	Transfers between Subaccounts and Sponsor
Transfers between subaccounts within the Separate Accounts and the Sponsor represent transfers into (out of) the various portfolios from (to) the general account. These transfers are made in accordance with selections made by the policy owners.

9

American Family Variable Account I
Notes to Financial Statements
December 31, 2024 and 2023

g.	Segment Information
The Separate Account adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures on January 1, 2024. Adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account's financial position or its results of operations.
The Company’s Interest Rate Committee (IRC) has been identified as the Chief Operating Decision Maker (CODM). The Separate Account operates ten reportable segments, each comprised of an individual subaccount representing a distinct investment option. The CODM manages and assesses the performance of each of these subaccounts.
The IRC assesses the investment results of the subaccounts to ensure the investment options available to policy owners are performing as expected. This assessment relies on information provided by KCL and includes a review of the individual subaccounts' performance at the level disclosed in the financial highlights (Note 3).
h.	Subsequent Events
The Separate Account has evaluated events subsequent to December 31, 2024 through April 23, 2025, the date these financial statements were issued. Based on this evaluation, no events have occurred subsequent to December 31, 2024 that require disclosure or adjustment to the financial statements at that date or for the year then ended.
2.	Policy Owners’ Equity
Purchases and transfers in and sales and transfers out of fund shares by the Separate Account for the year ended December 31, 2024 are as follows:
	December 31, 2024
	Purchases and Transfers In	Sales and Transfers Out

Fidelity VIP Contrafund Subaccount	$2,192,871	$2,609,977
Fidelity VIP Equity Income Subaccount	5,410,973	4,970,642
Fidelity VIP Growth and Income Subaccount	6,953,942	7,692,102
Fidelity VIP Government Money Market Subaccount	48,692	23,392
Fidelity VIP Investment Grade Bond Subaccount	7,708,211	5,259,827
Fidelity VIP Mid Cap Subaccount	2,650,283	2,135,712
Vanguard VIF Capital Growth Subaccount	5,116,869	7,298,484
Vanguard VIF International Subaccount	6,680,463	5,836,943
Vanguard VIF Money Market Subaccount	2,429,424	1,701,112
Vanguard VIF Small Company Growth Subaccount	927,732	1,323,324

Total	$40,119,460	$38,851,515

10

American Family Variable Account I
Notes to Financial Statements
December 31, 2024 and 2023

3.	Financial Highlights
	At December 31			For the Period Ended December 31
Group II (1)	Units	Unit Value	Net Assets	Investment Income Ratio (2)	Expense Ratio (3)	Total Return (4)
Fidelity VIP Contrafund Subaccount
2024	119,100.399	$87.05	$10,367,580	0.03%	0.45%	32.84%
2023	144,985.240	65.53	9,500,413	0.26%	0.45%	32.52%
2022	158,079.588	49.45	7,816,472	0.28%	0.45%	(26.82)%
2021	155,958.452	67.57	10,537,482	0.03%	0.45%	26.94%
2020	163,074.760	53.23	8,680,044	0.08%	0.45%	29.64%
Fidelity VIP Equity Income Subaccount
2024	500,988.331	$54.90	$27,502,135	1.57%	0.45%	14.54%
2023	558,942.092	47.93	26,789,299	1.78%	0.45%	9.88%
2022	573,834.509	43.62	25,029,176	1.67%	0.45%	(5.67)%
2021	645,683.837	46.24	29,855,749	1.65%	0.45%	24.03%
2020	679,483.134	37.28	25,328,212	1.70%	0.45%	5.97%
Fidelity VIP Growth and Income Subaccount
2024	534,557.988	$69.25	$37,018,370	1.23%	0.45%	21.41%
2023	618,293.852	57.04	35,267,273	1.48%	0.45%	17.83%
2022	661,007.911	48.41	31,996,882	1.43%	0.45%	(5.60)%
2021	740,626.498	51.28	37,976,756	2.19%	0.45%	25.07%
2020	802,251.982	41.00	32,889,800	2.00%	0.45%	7.11%
Fidelity VIP Government Money Market Subaccount
2024	22,836.522	$11.06	$252,672	4.97%	0.45%	4.64%
2023	21,503.089	10.57	227,372	4.83%	0.45%	4.34%
2022	12,576.616	10.13	127,339	1.29%	0.45%	1.00%
2021	17,351.298	10.03	173,971	0.01%	0.45%	(0.40)%
2020	18,385.313	10.07	185,151	0.22%	0.45%	(0.10)%
Fidelity VIP Investment Grade Bond Subaccount
2024	1,838,964.630	$16.92	$31,106,377	3.50%	0.45%	1.20%
2023	1,844,492.972	16.72	30,840,864	2.62%	0.45%	5.62%
2022	1,815,574.204	15.83	28,735,218	2.23%	0.45%	(13.40)%
2021	1,879,665.199	18.28	34,358,957	2.03%	0.45%	(1.19)%
2020	1,603,381.944	18.50	29,655,431	2.17%	0.45%	8.76%
Fidelity VIP Mid Cap Subaccount
2024	167,213.585	$63.37	$10,595,941	0.53%	0.45%	16.96%
2023	190,952.437	54.18	10,345,553	0.61%	0.45%	14.57%
2022	198,976.206	47.29	9,410,106	0.50%	0.45%	(15.13)%
2021	208,026.080	55.72	11,591,368	0.59%	0.45%	25.04%
2020	235,516.779	44.56	10,495,330	0.66%	0.45%	17.63%
Vanguard VIF Capital Growth Subaccount
2024	703,923.006	$52.00	$36,604,410	1.14%	0.45%	12.90%
2023	801,721.279	46.06	36,927,061	1.06%	0.45%	27.41%
2022	866,989.714	36.15	31,342,604	0.88%	0.45%	(15.87)%
2021	904,656.170	42.97	38,870,672	0.96%	0.45%	21.01%
2020	981,140.918	35.51	34,841,696	1.44%	0.45%	16.92%
Vanguard VIF International Subaccount
2024	799,649.785	$45.18	$36,129,707	1.21%	0.45%	8.50%
2023	849,891.844	41.64	35,385,436	1.53%	0.45%	14.14%
2022	875,108.816	36.48	31,921,572	1.28%	0.45%	(30.43)%
2021	739,893.643	52.44	38,796,904	0.28%	0.45%	(1.98)%
2020	797,659.261	53.50	42,672,467	1.25%	0.45%	56.89%
Vanguard VIF Money Market Subaccount
2024	630,606.415	$11.36	$7,164,381	5.06%	0.45%	4.70%
2023	628,334.314	10.85	6,817,033	4.93%	0.45%	4.63%
2022	643,452.625	10.37	6,674,482	1.47%	0.45%	1.07%
2021	713,171.230	10.26	7,320,340	0.01%	0.45%	(0.48)%
2020	652,605.884	10.31	6,727,795	0.50%	0.45%	0.10%
Vanguard VIF Small Company Growth Subaccount
2024	90,726.233	$73.06	$6,628,212	0.55%	0.45%	10.88%
2023	101,723.902	65.89	6,702,663	0.40%	0.45%	19.11%
2022	101,935.344	55.32	5,638,958	0.26%	0.45%	(25.69)%
2021	94,818.509	74.44	7,058,331	0.38%	0.45%	13.70%
2020	105,498.412	65.47	6,906,819	0.64%	0.45%	22.63%

(1)	Includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and Series II Policies prior to their 15th policy anniversary.
(2)	The investment income ratio is calculated by dividing the dividend income earned by the average daily subaccount balance.
(3)	The expense ratio is calculated by dividing the expenses assessed against the Separate Account by the average daily subaccount balance.
(4)	Total return is calculated as the change in unit value during a given period.

11

American Family Variable Account I
Notes to Financial Statements
December 31, 2024 and 2023

	At December 31				For the Period Ended December 31
Group III (1)	Units	Unit Value		Net Assets	Investment Income Ratio (2)		Expense Ratio (3)		Total Return (4)
Fidelity VIP Contrafund Subaccount
2024	5,195.286	$87.47		$454,457	0.01%		—%		33.44%
2023	140.479	65.55		9,208	—%	(5)	—%	(5)	(0.02)%	(5)
Fidelity VIP Equity Income Subaccount
2024	28,515.779	$55.16		$1,573,053	2.28%		—%		15.04%
2023	1,131.265	47.95		54,239	—%	(5)	—%	(5)	0.21%	(5)
Fidelity VIP Growth and Income Subaccount
2024	28,866.592	$69.59		$2,008,802	1.77%		—%		21.96%
2023	1,210.528	57.06		69,072	—%	(5)	—%	(5)	(0.11)%	(5)
Fidelity VIP Government Money Market Subaccount
2024	—	$11.12	(6)	$—	—%	(6)	—%	(6)	5.10%	(6)
2023	—	10.58	(7)	—	—%	(7)	—%	(7)	0.04%	(7)
Fidelity VIP Investment Grade Bond Subaccount
2024	96,969.564	$17.00		$1,648,284	4.14%		—%		1.61%
2023	3,708.465	16.73		62,029	—%	(5)	—%	(5)	0.27%	(5)
Fidelity VIP Mid Cap Subaccount
2024	9,327.972	$63.68		$593,984	0.78%		—%		17.49%
2023	291.969	54.20		15,824	—%	(5)	—%	(5)	(0.71)%	(5)
Vanguard VIF Capital Growth Subaccount
2024	34,452.868	$52.25		$1,800,333	0.53%		—%		13.39%
2023	1,397.194	46.08		64,377	—%	(5)	—%	(5)	0.13%	(5)
Vanguard VIF International Subaccount
2024	37,932.154	$45.40		$1,722,234	0.57%		—%		9.00%
2023	1,419.088	41.65		59,104	—%	(5)	—%	(5)	0.78%	(5)
Vanguard VIF Money Market Subaccount
2024	34,415.792	$11.42		$392,913	4.95%		—%		5.25%
2023	1,100.951	10.85		11,949	—%	(5)	—%	(5)	0.04%	(5)
Vanguard VIF Small Company Growth Subaccount
2024	5,467.203	$73.41		$401,373	0.22%		—%		11.38%
2023	199.393	65.91		13,143	—%	(5)	—%	(5)	(1.01)%	(5)

(1)	Includes Variable Universal Life Insurance Series II Policies beyond their 15th policy anniversary.
(2)	The investment income ratio is calculated by dividing the dividend income earned by the average daily subaccount balance.
(3)	The expense ratio is calculated by dividing the expenses assessed against the Separate Account by the average daily subaccount balance.
(4)	Total return is calculated as the change in unit value during a given period.

(5)
The subaccount had no activity prior to December 26, 2023. Investment income ratio reflects the period December 26, 2023 through December 31, 2023. Expense ratio and total return reflect a hypothetical return based on contractual expense ratios and underlying fund performance.

(6)
The subaccount had no activity in 2024. Unit value is calculated based on contractual expense ratios and underlying fund net asset valuation. Expense ratio and total return reflect a hypothetical return based on contractual expense ratios and underlying fund performance.

(7)
The subaccount had no activity in 2023. Unit value is calculated based on contractual expense ratios and underlying fund net asset valuation. Expense ratio and total return reflect a hypothetical return based on contractual expense ratios and underlying fund performance.

12

American Family Life Insurance Company
Statutory Financial Statements and
Supplemental Information
December 31, 2024, 2023, and 2022

American Family Life Insurance Company
Contents
December 31, 2024, 2023, and 2022

Report of Independent Auditors

To the Board of Directors of American Family Life Insurance Company
Opinions
We have audited the accompanying statutory financial statements of American Family Life Insurance Company (the "Company"), which comprise the statutory balance sheets as of December 31, 2024 and 2023, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the "financial statements").
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
1

Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors' Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
2

Supplemental Information
Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, supplemental summary investment schedule, supplemental investment risk interrogatories, and supplemental reinsurance interrogatories (collectively referred to as the "supplemental schedules") of the Company as of December 31, 2024 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers, LLP
February 25, 2025

3

American Family Life Insurance Company
Statutory Balance Sheets
December 31, 2024 and 2023
(in thousands of dollars, except share amounts)

	2024	2023
Admitted assets
Bonds	$3,763,008	$3,681,142
Common stocks	82,654	32,358
Mortgage loans	537,830	706,710
Policy loans	166,375	165,901
Cash, cash equivalents, and short-term investments	92,103	75,030
Other invested assets	103	226

Total cash and invested assets	4,642,073	4,661,367

Accrued investment income	40,488	39,004
Income tax recoverable	22,993	—
Deferred tax assets	31,727	43,930
Other assets	73,258	85,453
Separate account assets	361,690	347,607

Total admitted assets	5,172,229	5,177,361

Liabilities
Aggregate reserves for life contracts and accident & health	3,652,551	3,567,235
Liability for deposit-type contracts	546,165	498,336
Policyholders’ dividends payable	20,179	15,356
Asset valuation reserve	37,465	37,748
Accrued expenses	61,997	87,043
Other liabilities	43,381	39,580
Income tax payable	—	38,151
Separate account liabilities	361,690	347,607

Total liabilities	4,723,428	4,631,056

Capital and surplus
Common stock ($250 par value; 10,000 shares authorized, issued, and outstanding) and additional paid-in surplus	28,698	28,698
Special surplus	38,657	47,694
Unassigned surplus	381,446	469,913

Total capital and surplus	448,801	546,305

Total liabilities, capital, and surplus	$5,172,229	$5,177,361

The accompanying notes are an integral part of these statutory financial statements.
4

American Family Life Insurance Company
Statutory Statements of Operations
Years Ended December 31, 2024, 2023, and 2022
(in thousands of dollars)
	2024	2023	2022
Premiums and other income
Premiums and annuity considerations	$399,555	$(294,743)	$432,208
Net investment income	211,823	231,756	208,452
Commissions and expense allowances on reinsurance ceded	36,430	65,457	18,729
Other income (expense)	(6,679)	(3,808)	2,354

Total premiums and other income	641,129	(1,338)	661,743

Benefits and expenses
Death and annuity benefit payments	160,402	170,610	190,006
Increase (decrease) in aggregate reserves for life and accident and health policies	85,317	(695,685)	74,904
Surrender benefits and other fund withdrawals	68,810	93,127	86,564
Interest on deposit contracts	22,759	21,662	12,996
Other policyholder benefits	13,906	13,867	12,025
Commissions	26,657	26,938	25,965
General insurance expenses	100,177	103,315	107,822
Taxes, licenses, fees, and other expenses	13,406	80,573	13,175

Total benefits and expenses	491,434	(185,593)	523,457
Income before dividends to policyholders, income tax expense, and net realized capital gains (losses)	149,695	184,255	138,286
Dividends to policyholders	19,838	15,090	12,777
Income before income tax expense and net realized capital gains (losses)	129,857	169,165	125,509
Income tax expense	29,142	64,859	25,457

Income before net realized capital gains (losses)	100,715	104,306	100,052
Net realized capital gains (losses), net of tax	11,306	(11,372)	(6,250)

Net income (loss)	$112,021	$92,934	$93,802

The accompanying notes are an integral part of these statutory financial statements.
5

American Family Life Insurance Company
Statutory Statements of Changes in Capital and Surplus
Years Ended December 31, 2024, 2023, and 2022
(in thousands of dollars)
	2024	2023	2022

	$28,698	$28,698	$28,698

Special surplus
Beginning balance	47,694	—	—
Change in admitted disallowed interest maintenance reserve (IMR) - Note 1(c)	(9,037)	47,694	—

Ending balance	38,657	47,694	—

Unassigned surplus
Beginning balance	469,913	428,480	416,678
Cumulative effect adjustment of adoption of INT 23-01 - Note 1(c)	—	42,281	—
Net income (loss)	112,021	92,934	93,802
Change in net unrealized capital gains (losses), net of tax	(2,020)	5,680	(3,637)
Change in net deferred income tax	(11,634)	9,571	6,792
Change in asset valuation reserve	283	(2,064)	(6,248)
Reclassification of change in admitted disallowed IMR - Note 1(c)	9,037	(47,694)	—
Change in nonadmitted assets	(55,193)	3,369	(39,907)
Dividends to stockholders	(129,998)	(170,000)	(39,000)
Surplus gains and losses - reinsurance	(10,963)	107,356	—

Ending balance	381,446	469,913	428,480

Total capital and surplus	$448,801	$546,305	$457,178

The accompanying notes are an integral part of these statutory financial statements.
6

American Family Life Insurance Company
Statutory Statements of Cash Flows
Years Ended December 31, 2024, 2023, and 2022
(in thousands of dollars)
	2024	2023	2022
Cash from operations
Premiums collected net of reinsurance	$385,301	$427,782	$419,727
Net investment income	207,710	225,134	206,215
Miscellaneous income	27,889	21,200	21,482
Benefit and loss related payments	(248,866)	(313,455)	(290,906)
Commissions, expenses paid, and aggregate write-ins for deductions	(146,778)	(145,972)	(148,707)
Dividends paid to policyholders	(4,627)	(5,177)	(4,394)
Federal and foreign income taxes (paid) recovered	(61,015)	(16,503)	(24,710)

Net cash provided by (used in) operations	159,614	193,009	178,707

Cash from investments
Proceeds from investments sold, matured, or repaid
Bonds	1,475,550	385,140	1,223,080
Stocks	2,420	63,107	—
Mortgage loans	45,097	31,335	92,305
Other invested assets	—	—	15,779
Miscellaneous proceeds	5,985	(20)	8,123

Total investment proceeds	1,529,052	479,562	1,339,287
Cost of investments acquired (long-term only)
Bonds	1,599,894	435,257	1,477,906
Stocks	69,170	14,883	58,690
Mortgage loans	4,150	103,040	138,655
Other invested assets	759	—	759
Miscellaneous applications	—	9,711	9

Total investments acquired	1,673,973	562,891	1,676,019

Net (increase) decrease in policy loans and premium loans	(1,440)	(2,029)	2,191

Net cash provided by (used in) investments	(146,361)	(85,358)	(334,541)

Cash from financing and miscellaneous sources
Borrowed funds	—	—	(5,000)
Net deposits to investment-type and universal life contracts	36,222	(18,987)	182,301
Dividends to stockholders	(11,561)	(170,000)	(39,000)
Other cash provided (applied)	(20,841)	35,871	81,768
Net cash provided by (used in) financing and miscellaneous sources	3,820	(153,116)	220,069

Reconciliation of cash, cash equivalents, and short-term investments

Net change in cash, cash equivalents, and short-term investments	17,073	(45,465)	64,235
Cash, cash equivalents, and short-term investments
Beginning of year	75,030	120,495	56,260

End of year	$92,103	$75,030	$120,495

The accompanying notes are an integral part of these statutory financial statements.
7

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
1.	Nature of Operations and Significant Statutory Accounting Policies
American Family Life Insurance Company (herein referred to as AFLIC or the Company) is a wholly owned subsidiary of AmFam, Inc., which is wholly owned by American Family Mutual Insurance Company, S.I. (AFMICSI). The Company operates in the life insurance industry, principally selling and servicing term life, whole life, and universal life products to provide financial protection for qualified individuals, families, and business enterprises. It sells these products predominantly through a multi-line, exclusive agency force in nineteen states.
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by various domiciliary state insurance departments. Prescribed statutory accounting practices (STAT) include the National Association of Insurance Commissioners’ (NAIC) “Accounting Practices and Procedures Manual,” as well as state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. In addition, the respective domiciliary state insurance departments have a right to permit other specific practices that may deviate from prescribed practices. No permitted differences in STAT between applicable state insurance departments and the NAIC are used in the preparation of these statutory financial statements.
The preparation of financial statements in conformity with STAT requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The accompanying statutory financial statements vary materially from financial statements prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), primarily because on a STAT basis: (a) bonds are generally carried at amortized cost rather than being valued at fair value; (b) policy acquisition costs, such as commissions and other costs directly related to acquiring business, are charged to operations as incurred and are not deferred; (c) aggregate reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest, and withdrawals; (d) investment and universal life-type insurance contracts are recorded as revenues and expenses, rather than reported as increases or decreases in a liability account; (e) a dividend liability is established for all dividends to be paid in the following year, rather than establishing a liability for dividends earned; (f) deferred tax assets (DTAs) to provide for temporary differences between the tax and financial reporting bases of assets and liabilities are generally limited to those temporary differences which reverse in the following three years and offset deferred tax liabilities (DTLs); (g) the Asset Valuation Reserve (AVR) is reported as a liability with changes charged or credited directly to unassigned surplus; (h) the Interest Maintenance Reserve (IMR) defers recognition of realized interest-related gains and losses of investment securities and amortizes them into income over the securities’ remaining lives; and, (i) certain assets are considered non-admitted and therefore excluded from surplus; see Note 1(k) below for a description of these items.
The effect of the foregoing differences in the accompanying statutory financial statements is not known but presumed to be material.

8

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
The significant accounting policies used in the preparation of these statutory financial statements include:

a.	Cash and Invested Assets
Investments in bonds rated "1" (highest quality), "2" (high quality), "3" (medium quality), "4" (low quality), or "5" (lower quality) by the Securities Valuation Office (SVO) of the NAIC are reported in the statutory financial statements at amortized cost. Bonds rated "6" (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Valuations for loan-backed securities include anticipated prepayments at the date of purchase and are adjusted for updated prepayment information using the retrospective method.
Investments in commercial mortgage-backed securities (CMBS) and non-agency residential mortgage-backed securities (RMBS) utilize a two-step process to obtain a valuation and rating in accordance with SSAP 43R, Loan-Backed and Structured Securities. The first step derives a rating for valuation by comparing the current amortized cost to the modeled range of values assigned to the six NAIC designations for each security. This determines whether the securities are carried at the lower of amortized cost or fair value per the above rules. The second step utilizes the same modeled range of values to derive a rating for reporting using the current carrying value as determined in the first step.
SVO-identified fixed income exchange-traded funds (ETF) are classified as bonds and are reported either at fair value or amortized cost, depending on portfolio mandates. Any such investments purchased in portfolios managed on a total return basis are reported at fair value while investments purchased in portfolios that are managed to book yield targets are reported at amortized cost using a systematic value approach. The calculation of systematic value uses current underlying cash flows of the bond ETF (obtained from the issuing institution monthly) to determine monthly effective interest, which is then compared to each month's actual ETF distribution. Any difference between the most recent monthly effective interest calculation and the actual ETF distribution is the amount of amortization/accretion that is reflected in income and is used to adjust the book value of the investment. The Company does not own any SVO-identified investments that are reported using a different measurement method than that used in a prior reporting period or any that no longer qualify for the systematic value method.
Common stocks are generally reported in the statutory financial statements at fair value, which is based primarily on values published by independent pricing sources and quoted market prices.
Mortgage loans are generally carried at their aggregate unpaid principal balances, adjusted for unamortized premium or discount and net of a valuation allowance for estimated uncollectible amounts.
Policy loans represent amounts borrowed from the Company by life insurance policyholders, secured by the cash value of the related policies, and are reported at unpaid principal balance to the extent of the cash value of the policy. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. The interest rate for policy loans on current issues in 2024, 2023, and 2022 was 7.5%.

9

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
Cash and cash equivalents represent cash and securities that have maturities of three months or less at purchase. Short-term investments represent securities that have maturities of one year or less at purchase. Money market mutual funds are classified as cash equivalents and are carried at fair value.
The Company has contracted with a third-party banking institution (lending agent) to operate a securities lending program, which involves lending certain fixed income and equity securities to qualified borrowers in return for collateral in the form of either cash or approved securities. The Company maintains ownership of securities that are loaned out, and therefore, does not derecognize or otherwise reclassify such securities for reporting purposes. Non-cash collateral received from borrowers is not permitted by contract or custom to be sold or repledged and, as such, the Company does not recognize any related asset or liability balances. All cash received as collateral is subsequently reinvested by the lending agent in short-term and cash equivalent securities, the majority of which have 30 days or less to maturity. Reinvested securities are subject to written investment guidelines that the Company maintains with the purpose of controlling the amount of credit and liquidity risk present in the portfolio. The total value of these reinvested securities is recognized as an asset (securities lending collateral) while a liability (securities lending payable) is recognized equal to the total cash value received. The Company only accepts non-cash collateral as part of its securities lending program, and, thus, no reinvested cash collateral is recognized on the statutory balance sheets. As a result of the restrictions on cash collateral received, securities lending activities are considered to be non-cash financing activities. Given that the Company typically holds collateral for 90 days or less, the financing is considered short-term and the overall change in collateral balances is shown on a net basis in the statements of cash flows. See Note 2(f) for further information on the Company's securities lending program.
Investment income is recognized when earned. Dividend income is recognized on the ex-dividend date. The Company nonadmits investment income due and accrued on bonds in or near default, and other amounts that are over 90 days past due with the exception of mortgage loans in default, which are excluded when 180 days or more past due. There was no investment income due and accrued that was nonadmitted as of December 31, 2024 and 2023. Realized gains and losses on sales of investments are determined on a specific identification basis and are recognized directly in the accompanying statutory statements of operations. Unrealized gains and losses resulting from changes in the fair value of common stocks, bond ETFs carried at fair value, and those bonds rated NAIC 6 are credited or charged to change in net unrealized capital gains (losses), a component of the Company’s unassigned surplus, net of deferred taxes. If there is a decline in an investment’s net realizable value that is other-than-temporary, the decline is recognized as a realized loss and the cost of the investment is reduced to either its present value of expected future cash flows or its fair value depending on security type.
b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the statutory balance sheets at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2	Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.
Level 3
Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

10

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level of input that is significant to the fair value measurement in its entirety.
 c.   Interest Maintenance and Asset Valuation Reserves
IMR and AVR are maintained in accordance with requirements prescribed by the NAIC. Under the IMR, realized investment gains and losses, net of tax, attributable to interest rate changes on short- and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold; the amortization is reflected in the Company’s statutory statements of operations. When the IMR reserve is positive, the balance is recognized in other liabilities within the statutory balance sheets. Prior to 2023, any negative IMR balance was disallowed and ultimately recognized as a non-admitted asset, with changes in the disallowed balance credited or charged to unassigned surplus. Upon adoption of INT 23-01 in 2023, the Company admitted previously disallowed net negative IMR, limited to 10% of adjusted capital and surplus, through a cumulative effect adjustment to unassigned surplus of $42,281. Admitted amounts, including the current year change and cumulative effect adjustment, were reclassified to special surplus at December 31, 2024 and 2023, respectively. Fixed income investments generating IMR losses comply with the Company's documented investment management policies. The Company does not trade in derivatives and, therefore, there are no derivative gain/loss effects in IMR.
The following tables contain the relevant details related to negative IMR:
		2024
		General Account	Insulated Separate Account	Non-Insulated Separate Account
a.	Net negative (disallowed) IMR	$ 93,340	$ —	$ —
b.	Admitted negative (disallowed) IMR	38,657	—	—
c.	Adjusted capital and surplus	386,567	N/A	N/A
	Percentage of adjusted capital and surplus	10%	N/A	N/A

11

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
		2023
		General Account	Insulated Separate Account	Non-Insulated Separate Account
a.	Net negative (disallowed) IMR	$ 51,398	$ —	$ —
b.	Admitted negative (disallowed) IMR	47,694	—	—
c.	Adjusted capital and surplus	476,940	N/A	N/A
	Percentage of adjusted capital and surplus	10%	N/A	N/A
The AVR is a reserve designed to protect surplus against potential declines in value in the Company’s invested assets that are not related to interest rate changes. Changes in the AVR are charged or credited directly to unassigned surplus.
d.	Death and Annuity Benefit Payments
Benefit payments to policyholders and beneficiaries include death, surrender, and disability benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type contracts and excluded from benefits in the Company's statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries.
e.	Aggregate Reserves for Life and Deposit-Type Contracts
Aggregate reserves for life contracts are based on statutory methods, mortality and morbidity tables, and interest requirements, and make no provision for withdrawals. These reserves conform to the valuation laws of the State of Wisconsin.
Aggregate reserves for life contracts were determined using the following valuation standards as of December 31:
		% of Total Life Reserves
Mortality Table	Reserve Method	2024	2023

1958 CSO, 2-1/2%	Net level	1.8%	1.8%
1958 CSO, 2-1/2%	Modified net level	3.2	3.4
1958 CSO, 4-1/2%	Net level	12.1	12.4
1958 CSO, 5-1/2%	CRVM	0.9	1.0
1958 CSO, 6%	CRVM	1.7	1.8
1980 CSO, 4%	Modified net level	4.5	4.7
1980 CSO, 4%	CRVM	2.2	2.2
1980 CSO, 4-1/2%	Net level	2.5	2.5
1980 CSO, 4-1/2%	CRVM	21.4	22.2
1980 CSO, 5%	Net level	6.4	6.4
1980 CSO, 5%	CRVM	0.8	0.8
1980 CSO, 5-1/2%	CRVM	0.9	1.0
2001 CSO, 4%	CRVM	17.3	17.8
2001 CSO, 3.5%	CRVM	16.1	15.3
Other bases		8.2	6.7

		100.0%	100.0%

12

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)

As of December 31, 2024, the Company had 34,179 policies and $2,931,905 of insurance in force for which the gross premiums are less than the net premium according to the standard valuation set by the State of Wisconsin. Reserves (net of reinsurance) for the excess of net premiums over gross premiums on these policies were $8,542 and $10,899 at December 31, 2024 and 2023, respectively.
Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent, and term products use a formula that applies a weighted average interest rate to the mean average reserves.
For certain life business, reserves are calculated according to Statutory Principle-Based Reserving (PBR) requirements. PBR utilizes methods and assumptions based on a fundamental set of principles that allow an insurer to reflect its own unique experience and risks in calculating reserves rather than following one-size-fits-all rules. The reported reserve amount calculated following principle-based methods was $0 and $325 before reinsurance as of December 31, 2024 and 2023, respectively.
The following lists annuity actuarial reserves and deposit-type contract liabilities by withdrawal characteristics as of December 31:
2024
INDIVIDUAL ANNUITIES
		Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	147,084	147,084	32.6

Total with adjustment or at fair value	—	—	147,084	147,084	32.6

At book value without adjustment (minimal or no charge or adjustment)	275,013	—	—	275,013	60.8
Not subject to discretionary withdrawal	29,870	—	—	29,870	6.6

Total (gross)	304,883	—	147,084	451,967	100.0%
Reinsurance ceded	265,379	—	—	265,379

Total (net)	$39,504	$—	$147,084	$186,588

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

13

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)

DEPOSIT-TYPE CONTRACTS (no life contingencies)
Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—

Total with adjustment or at fair value	—	—	—	—	—

At book value without adjustment (minimal or no charge or adjustment)	253,926	—	—	253,926	46.5
Not subject to discretionary withdrawal	292,239	—	—	292,239	53.5

Total (gross)	546,165	—	—	546,165	100.0%
Reinsurance ceded	—	—	—	—

Total (net)	$546,165	$—	$—	$546,165

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

2023
INDIVIDUAL ANNUITIES
		Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	147,733	147,733	31.8

Total with adjustment or at fair value	—	—	147,733	147,733	31.8

At book value without adjustment (minimal or no charge or adjustment)	285,243	—	—	285,243	61.5
Not subject to discretionary withdrawal	31,148	—	—	31,148	6.7

Total (gross)	316,391	—	147,733	464,124	100.0%
Reinsurance ceded	275,755	—	—	275,755

Total (net)	$40,636	$—	$147,733	$188,369

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

14

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
DEPOSIT-TYPE CONTRACTS (no life contingencies)
Separate
		Account	Separate
	General Account	with	Account
		Guarantees	Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—

Total with adjustment or at fair value	—	—	—	—	—

At book value without adjustment (minimal or no charge or adjustment)	256,160	—	—	256,160	51.4
Not subject to discretionary withdrawal	242,176	—	—	242,176	48.6

Total (gross)	498,336	—	—	498,336	100.0%
Reinsurance ceded	—	—	—	—

Total (net)	$498,336	$—	$—	$498,336

Amount included book value less surrender charge above that will move to book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—
The following lists life actuarial reserves by withdrawal characteristics as of December 31:
2024
				Separate Account - Nonguaranteed
	General Account
	Account Value			Account Value
		Cash Value	Reserve		Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans

Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	553,601	497,552	487,064	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,662,692	3,033,549	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	14,321	—	—	213,765
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values

Term policies without cash value	—	—	606,529	—	—	—
Accidental death benefits	—	—	1,052	—	—	—
Disability - active lives	—	—	13,477	—	—	—
Disability - disabled lives	—	—	34,514	—	—	—
Miscellaneous reserves	—	—	65,108	—	—	—

Total (gross)	553,601	3,160,244	4,255,614	—	—	213,765
Reinsurance ceded	—	—	797,378	—	—	—

Total (net)	$553,601	$3,160,244	$3,458,236	$—	$—	$213,765

15

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)

2023
				Separate Account - Nonguaranteed
	General Account
	Account Value			Account Value
		Cash Value	Reserve		Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans

Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	547,797	492,555	483,220	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,593,814	2,956,252	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	13,971	—	—	199,031
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values

Term policies without cash value	—	—	612,117	—	—	—
Accidental death benefits	—	—	1,080	—	—	—
Disability - active lives	—	—	14,002	—	—	—
Disability - disabled lives	—	—	34,429	—	—	—
Miscellaneous reserves	—	—	66,671	—	—	—

Total (gross)	547,797	3,086,369	4,181,742	—	—	199,031
Reinsurance ceded	—	—	803,684	—	—	—

Total (net)	$547,797	$3,086,369	$3,378,058	$—	$—	$199,031

f.	Policyholders' Dividends Payable
Approximately 74.5% of the Company’s life contracts are considered participating policies (i.e., an insurance contract that may pay dividends to the policyholder). The amount of the dividend is determined annually and is based upon dividend scales approved by AFLIC’s Board of Directors. The policyholder dividends are accrued over the premium-paying periods of the contracts. The Company’s annual declaration includes a guarantee of a minimum aggregate amount of dividends to be paid to policyholders as a group in the subsequent year. Participating policyholders generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits, or left on deposit with the Company to accumulate interest. Dividends used by policyholders to purchase additional insurance benefits are reported as premiums in the statutory statements of operations. The portion of the Company’s earnings allocated as dividends is included in policyholders’ dividends payable.
g.	Intercompany Expense Allocation
The Company shares certain administrative, occupancy, marketing, and tax expenses with AFMICSI and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to its estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Expenses allocated to the Company amounted to $115,971, $183,009, and $134,529 for 2024, 2023, and 2022, respectively.

16

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
h.	Life Premiums, Annuity Considerations, and Expense Recognition
Life insurance premiums and annuity considerations are generally recognized as income when received. Advance premiums represent amounts received prior to policy effective dates and are recognized as income on the policy’s anniversary date. Deposits on deposit-type contracts are recorded as a liability when received. Expenses are charged to operations as incurred.
Deferred and uncollected insurance premiums as of December 31 were as follows:
	2024		2023
	Gross	Net of Loading	Gross	Net of Loading

Ordinary new business	$ 8,972	$ 4	$ 7,687	$ 10
Ordinary renewal	37,656	29,658	31,373	24,610
Totals	$ 46,628	$ 29,662	$ 39,060	$ 24,620
Gross premium represents the amount of premium charged to the policyholders. The amount net of loading excludes the portion of the gross premium attributable to expenses and certain profitability objectives.
The Company annually evaluates whether a premium deficiency exists relating to long-duration contracts. Anticipated investment income is considered as part of this evaluation. The Company did not recognize a premium deficiency reserve as of December 31, 2024 and 2023.
i.	Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished primarily through cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance recoverable is recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.
Amounts related to the Company's reinsurance program as of and for the years ended December 31 are summarized as follows:
	2024	2023	2022

Reserves ceded	$1,062,757	$1,079,114	$310,657
Premiums ceded	124,876	808,300	74,702
Commissions and expense allowances	36,430	65,457	18,729
Benefits on ceded claims	91,998	69,050	58,908
In 2024, the Company's reinsurance reserve credits were concentrated among the following reinsurers:
Reinsurance Group of America, Incorporated (RGA)	75%
SCOR Reinsurance Group	8%
Munich American Reassurance Company	7%
Swiss RE Life & Health America Inc.	4%

17

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)

Effective October 1, 2023, the Company entered into a reinsurance agreement with RGA to reinsure the majority of in-force universal life (UL) and deferred annuity (DA) product liabilities on a 100% coinsurance basis. The transaction resulted in a gain from reinsurance of $109,564, net of tax, which is deferred through aggregate write-ins for surplus and subsequently recognized into net income as earnings emerge on the reinsured block of business. $10,963 and $2,207 of the gain from reinsurance was amortized into income through commissions and expense allowances on reinsurance ceded in the statutory statement of operations during 2024 and 2023, respectively.
Future expense allowances under the reinsurance agreement are not expected to be sufficient to cover anticipated allocable renewal expenses of the Company and, therefore expense allowance reserves of $19,158 and $20,258 were recognized in other liabilities as of December 31, 2024 and 2023, respectively, and reduced the deferred gain from reinsurance.
Total IMR of $65,141 was ceded to RGA as part of the transaction. This amount was recognized through taxes, licenses, fees, and other expenses on the statutory statement of operations, and reduced the deferred gain from reinsurance.
The following summarizes other financial statement impacts of the initial recognition of this reinsurance transaction as of the effective date of October 1, 2023:
Reserves ceded	$ 780,697
Premiums ceded	722,330
Commissions and expense allowances, net	37,796
The Company cedes 100% of its variable universal life (VUL) and variable annuity (VA) business, which the Company no longer sells, under a 100% reinsurance agreement with Kansas City Life Insurance Company (KCL). Pursuant to this agreement, AFLIC transferred all of the net policy liabilities on the reinsured policies with the exception of the separate account liabilities which are retained by AFLIC under the modified coinsurance agreement relating to the separate accounts (see Note 8).
These ceded reinsurance transactions do not relieve the Company of its primary obligation to the policyholder.
Effective July 1, 2010, the Company assumed long-term care business from AFMICSI by way of a 100% quota share reinsurance agreement. The Company assumed reinsurance premiums of $5,627, $5,544, and $5,350 during 2024, 2023, and 2022, respectively, and $154,811 and $148,541 of reserves at December 31, 2024 and 2023, respectively, from AFMICSI under this agreement.
j.	Income Taxes
The Company files a consolidated federal income tax return with AFMICSI and affiliated companies, excluding Grain Dealers Mutual Insurance Company (GDMIC), Spring Valley Mutual Insurance Company (SVMIC), and Austin Mutual Insurance Company (AMIC).
The consolidated federal income tax is allocated to each member company in the following manner: Companies having tax profits on a separate return basis will incur federal tax expense based on separate return taxable incomes. Companies with tax losses on a separate return basis will be compensated (at the current federal tax rate) for the reduction in the consolidated tax liability resulting from losses. Such compensation shall come directly from profitable companies that utilize those tax losses to reduce taxable incomes. A loss company may have to repay this current year compensation back to the profitable company if the profitable company later incurs losses that, on a separate return basis, may be carried back to offset its current year income. The reduction of the consolidated tax liability due to tax credits shall be allocated to the individual companies producing such credits. Special additional taxes are similarly allocated to each member company.

18

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)

The reporting of federal and foreign income taxes under STAT is similar to the reporting requirements under GAAP except for the following differences. Under STAT, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recognized. Under GAAP, there is a requirement to reduce the amount of DTAs by a valuation allowance if it is more likely than not that some portion of the DTA will not be realized. STAT requires that the gross DTAs be subject to an admissibility test which also includes the more likely than not valuation allowance. Under STAT, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which recognizes the change in deferred taxes (deferred tax provision) as a component of the total tax provision (sum of federal current and deferred) that is included in other comprehensive income rather than as a direct adjustment to equity. The gross change in the DTA/DTL related to unrealized capital gains and losses is charged directly to surplus by netting against the unrealized capital gains and losses. The effect on deferred taxes of a change in tax rates is recognized as a component of the change in unassigned surplus in the period enacted for STAT purposes and is recognized in income as a component of income tax expense from continuing operations in the period of enactment for GAAP. Under STAT, state current income taxes are included as an underwriting expense while under GAAP they are part of income tax expense.
k.	Nonadmitted Assets
Certain assets designated as “nonadmitted assets,” primarily consisting of DTAs, disallowed negative IMR balance (see Note 1(c)), and an unaudited investment in a subsidiary, controlled, and affiliated (SCA) entity, have been excluded from the statutory balance sheets through a direct charge against unassigned surplus. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statements of changes in capital and surplus.
l.	Separate Accounts
Separate account assets include segregated funds invested by the Company, as designated by VUL and VA policy owners, in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II. Policy owners are the only persons having rights to any assets in the separate accounts or to income arising from such assets. The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value based on quoted market prices of the underlying funds, which are traded in non-active markets. The liabilities are equal to the amount due to the policy owner without a reduction for surrender charges. The net investment performance (investment income, gains, and losses) of these accounts is credited directly to the policy owners and, therefore, is not included in the Company’s net income (loss).
The separate account expense allowance represents the difference between the account value and the statutory reserve, and corresponds to the value of the surrender charges contained in the contract terms of the account. The expense allowance decreases over time as the surrender charge rates decline. The Company cedes all of its VUL and VA business under a 100% reinsurance agreement with KCL and thus carries no net expense allowance for the years ended December 31, 2024 and 2023 (see Note 1(i)).

19

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
m.  Statements of Cash Flows
Non-cash operating and investing activities for the years ended December 31 are summarized as follows:
	2024	2023	2022

Proceeds from bonds sold	$460	$544,416	$1,120
Proceeds from stocks sold (e.g., tax-free exchanges)	14,883	—	—
Cost of bonds acquired (e.g., tax-free exchanges)	15,343	2,040	1,120
Non-cash related premiums	10,387	7,610	7,719
Non-cash related benefits and loss payments	11,607	10,533	10,842
Non-cash related dividends	10,387	7,610	7,719
Non-cash related investment type deposits	11,607	10,533	10,842

See Note 1(i) for non-cash operating activities relating to the reinsurance agreement with RGA, effective in 2023. The proceeds from bonds sold include the non-cash activity related to the RGA investment transfer in 2023, as well as tax-free exchanges. See Note 4 for non-cash investing and financing activities related to an in-kind distribution of mortgage loans.
n.	Reclassifications
Certain reclassifications have been made to prior year amounts in the accompanying statutory financial statements to conform to current year presentation and allow for consistent financial reporting. This included certain deposit-type contract reserves in Note 1(e) that were classified as 'subject to discretionary withdrawal' instead of 'not subject to discretionary withdrawal.' To conform to current year presentation, the 2023 disclosures reflect a correction of deposit-type contract reserves in the amount of $198,167. Additionally, in Note 6, $107,356 of unassigned surplus has been reclassified from 'surplus held for the benefit of the stockholder' to 'surplus contributed to participating products' in the 2023 disclosures, correcting a prior misclassification. These corrections had no effect on surplus or net income (loss).
o.	Subsequent Events
The Company has evaluated events subsequent to December 31, 2024, through February 25, 2025, the date these statutory financial statements were available to be issued. Based on this evaluation, no Type I or Type II events have occurred subsequent to December 31, 2024 that require disclosure or adjustment to the statutory financial statements at that date or for the year then ended.
2.	Financial Instruments
a.	Fair Value of Financial Instruments
Fair value guidance establishes a hierarchy for inputs used in determining fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.
20

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)

When available, the Company uses the market approach to estimate the fair value of its financial instruments, which is based on quoted prices that are readily and regularly available in active markets. Generally, these are the most liquid of the Company’s holdings and valuation of these securities does not involve management judgment. Matrix pricing and other similar techniques are other examples of the market approach. Matrix pricing values a particular security by utilizing the prices of securities with similar ratings, maturities, industry classifications, and/or coupons and interpolating among known values of these similar instruments to derive a price.
When quoted prices in active markets are not available, the Company uses the income approach, or a combination of the market and income approaches, to estimate the fair value of its financial instruments. The income approach involves using discounted cash flow and other standard valuation methodologies. The inputs in applying these market standard valuation methodologies include, but are not limited to, interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.
The following valuation techniques and inputs were used to estimate the fair value of each class of significant financial instruments:
Level 1 Measurements
Bonds: Comprised of U.S. Treasuries and SVO-identified fixed income ETFs valued based on unadjusted quoted prices for identical assets in active markets.
Common Stocks: Comprised of actively traded, exchange listed U.S. and international equity securities, including ETFs and mutual funds. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.
Cash Equivalents: Comprised of actively traded money market funds, which have daily quoted net asset values for identical assets that the Company can access.
Level 2 Measurements
Bonds: The majority of the Company’s Level 2 fixed income securities are priced by leading, nationally recognized providers of market data and analytics. These securities are principally valued using the market and income approaches. When available, recent trades of identical or similar assets are used to price these securities. However, because many fixed income securities do not actively trade on a daily basis, pricing models are often used to determine security prices. The pricing models discount future cash flows at estimated market interest rates. These rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities based on credit quality, industry, and structure of the asset. Observable inputs used by the models include benchmark yields, bid/ask spreads, dealer quotes, liquidity, term-to-maturity, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data. Inputs may vary depending on the type of security.
A small segment of Level 2 securities are priced internally using matrix pricing or through third-party vendors that specialize in difficult-to-price securities.

21

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
Common Stocks: Comprised of shares in Federal Home Loan Bank of Chicago (FHLBC) stock as discussed in Note 9. While not actively traded, the valuation for the FHLBC investment is perpetually quoted at $100 per share by the FHLBC.
Mortgage Loans: The fair value of mortgage loans is based upon discounted future cash flows using the current rate at which similar loans with comparable maturities would be made to borrowers with similar credit ratings.
Policy Loans: Consist of policy loans carried at their outstanding principal balance, which approximates fair value.
Separate Account Assets: Comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.
Level 3 Measurements
Bonds: Comprised of asset-backed securities (ABS) and RMBS securities valued using trader-marked bid-side dollar prices and spreads to updated swaps curves from a third-party pricing vendor. Certain securities are valued using the mid-point of actual bid and ask market quotes from global and regional banks or from non-binding external sources where observable inputs are not readily available.
The Company held no Level 3 securities that were carried at fair value as of December 31, 2024 and 2023.
The following summarizes the Company’s financial assets and financial liabilities carried at fair value on a recurring basis as of December 31:
2024
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2024
Financial assets
Bonds
SVO identified funds	$ 65,070	$ —	$ —	$ 65,070
Common stocks	71,398	11,256	—	82,654
Cash equivalents	101,170	—	—	101,170
Separate account assets	—	361,690	—	361,690

Total recurring basis assets	$ 237,638	$ 372,946	$ —	$ 610,584

22

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
2023
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Financial assets
Bonds
SVO identified funds	$ —	$ —	$ —	$ —
Common stocks	23,455	8,903	—	32,358
Cash equivalents	84,645	—	—	84,645
Separate account assets	—	347,607	—	347,607

Total recurring basis assets	$ 108,100	$ 356,510	$ —	$ 464,610
The following summarizes the fair value and admitted assets of the Company’s financial instruments as of December 31:
2024
	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Bonds	$ 3,495,993	$ 3,763,008	$ 118,335	$ 3,368,517	$ 9,141
Common stocks	82,654	82,654	71,398	11,256	—
Cash equivalents	101,170	101,170	101,170	—	—
Mortgage loans	508,271	537,830	—	508,271	—
Policy loans	170,350	166,375	—	170,350	—
Separate account assets	361,690	361,690	—	361,690	—

Total financial assets	$ 4,720,128	$ 5,012,727	$ 290,903	$ 4,420,084	$ 9,141

2023
	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Bonds	$ 3,444,752	$ 3,681,142	$ 24,456	$ 3,412,051	$ 8,245
Common stocks	32,358	32,358	23,455	8,903	—
Cash equivalents	84,645	84,645	84,645	—	—
Mortgage loans	620,286	706,710	—	620,286	—
Policy loans	168,909	165,901	—	168,909	—
Separate account assets	347,607	347,607	—	347,607	—

Total financial assets	$ 4,698,557	$ 5,018,363	$ 132,556	$ 4,557,756	$ 8,245
As part of its pricing procedures, the Company obtains quotes from leading providers of pricing data, and the Company’s internal pricing policy is to use consistent sources for individual securities based on security type in order to maintain the integrity of its valuation process. These primary quotes are validated on a quarterly basis via comparison to a secondary pricing source, which may include quotes received from a different third-party pricing data provider or recent trade activity obtained from online trading sites. In addition, investment managers may be consulted to corroborate prices received from outside sources based on their knowledge of market trends and activity. As necessary, the Company utilizes pricing services that specialize in difficult-to-value securities to price esoteric or illiquid securities. Material discrepancies between the primary and secondary sources are investigated, reconciled, and updated as warranted. This may involve challenging a price from the primary source if the Company determines the price provided does not meet expectations based on observed market, sector, or security trends and activity.

23

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
On an annual basis, the Company reviews quality control measures and data assumptions from its pricing sources to determine if any significant changes have occurred that may indicate issues or concerns regarding their evaluation or market coverage. In addition, an annual analysis is performed on a sample of securities to further validate the inputs, assumptions, and methodologies used by the primary source to price those securities.
During the course of the valuation process, if it is determined the material inputs used to price a security are unobservable, the Company will transfer that security to Level 3.
Structured Settlements
Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.
Fair Value
The fair values of the Company's significant financial instruments that are carried on the statutory balance sheets at a value other than fair value or are not disclosed on the face of the statutory balance sheets or elsewhere in the notes at December 31 are as follows:
	2024		2023
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial liabilities
Structured settlements	$ 27,643	$ 35,218	$ 29,527	$ 37,501

b.	Common Stocks
The aggregate cost, gross unrealized gains, gross unrealized losses, and fair value of common stocks at December 31 are as follows:
	2024	2023

Aggregate cost	$ 76,323	$ 26,781
Gross unrealized gains	6,331	5,645
Gross unrealized losses	—	(68)

Fair value	$ 82,654	$ 32,358
There were no common stocks in an unrealized loss position at December 31, 2024. The fair value and unrealized losses, categorized by stocks in loss positions for less than 12 months and stocks in loss positions for more than 12 months, at December 31, 2023, were as follows:
2023
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities:
Common stocks	1	$ 14,815	$ (68)	—	$ —	$ —	$ 14,815	$ (68)

	1	$ 14,815	$ (68)	—	$ —	$ —	$ 14,815	$ (68)

24

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
The Company believes that declines in fair value related to these stocks are temporary. In determining whether these declines in fair value are temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.
There were no other-than-temporary impairments (OTTI) of common stocks during 2024, 2023, and 2022.
Proceeds from sales of stocks during 2024, 2023, and 2022 were $2,420, $63,107, and $0, respectively. Gross gains of $0, $9,107, and $0 and gross losses of $0, $14, and $0 were realized on those sales during 2024, 2023, and 2022, respectively.
The Company’s common stock investments consist of a common stock ETF, a bond ETF that was not on the NAIC's approved bond ETF list and, therefore, is considered a common stock investment, FHLB stock, and a legacy position related to a private placement restructuring.
c.	Bonds
The carrying value and fair value of long-term bonds at December 31 are as follows:
	2024
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Description of Securities:
U.S. governments	$ 65,466	$ 69	$ (6,498)	$ 59,037
States, territories, and possessions	16,416	—	(400)	16,016
Political subdivisions of states, territories, and possessions	36,037	16	(3,855)	32,198
Special revenue & special assessment	351,224	501	(27,969)	323,756
Industrial and miscellaneous unaffiliated	3,228,795	9,081	(237,960)	2,999,916
SVO identified funds	65,070	—	—	65,070

Total	$ 3,763,008	$ 9,667	$ (276,682)	$ 3,495,993

	2023
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Description of Securities:
U.S. governments	$ 36,328	$ 69	$ (5,336)	$ 31,061
States, territories, and possessions	8,078	217	(111)	8,184
Political subdivisions of states, territories, and possessions	51,698	1,262	(3,554)	49,406
Special revenue & special assessment	319,353	1,390	(23,644)	297,099
Industrial and miscellaneous unaffiliated	3,265,685	25,737	(232,420)	3,059,002
SVO identified funds	—	—	—	—

Total	$ 3,681,142	$ 28,675	$ (265,065)	$ 3,444,752
25

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
The fair value and unrealized losses, categorized by bonds in loss positions for less than 12 months and bonds in loss positions for more than 12 months, at December 31 are as follows:
	2024
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
U.S. governments	8	$21,004	$(250)	17	$23,214	$(6,248)	$44,218	$(6,498)
States, territories, and possessions	6	12,545	(270)	3	3,471	(130)	16,016	(400)
Political subdivisions of states, territories, and possessions	2	10,324	(11)	11	17,683	(3,844)	28,007	(3,855)
Special revenue & special assessment	53	117,036	(2,286)	169	167,282	(25,683)	284,318	(27,969)
Industrial and miscellaneous unaffiliated	275	866,591	(30,080)	601	1,379,531	(207,880)	2,246,122	(237,960)
SVO identified funds	—	—	—	—	—	—	—	—

	344	$1,027,500	$(32,897)	801	$1,591,181	$(243,785)	$2,618,681	$(276,682)

	2023
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
U.S. governments	—	$—	$—	21	$29,956	$(5,336)	$29,956	$(5,336)
States, territories, and possessions	—	—	—	5	4,046	(111)	4,046	(111)
Political subdivisions of states, territories, and possessions	1	427	(2)	12	20,657	(3,552)	21,084	(3,554)
Special revenue & special assessment	19	18,487	(299)	169	191,655	(23,345)	210,142	(23,644)
Industrial and miscellaneous unaffiliated	82	249,855	(4,019)	814	2,101,673	(228,401)	2,351,528	(232,420)
SVO identified funds	—	—	—	—	—	—	—	—

	102	$268,769	$(4,320)	1,021	$2,347,987	$(260,745)	$2,616,756	$(265,065)
If the Company has the intent to sell or will more likely than not be required to sell a fixed income security prior to full recovery, the Company writes down the security to its current fair value with the entire write-down recognized as a realized investment loss in the statutory statements of operations. The Company recognized OTTI losses due to intent to sell fixed income securities totaling $281, $3,050, and $0 in 2024, 2023, and 2022, respectively.
If the Company does not have the intent to sell but a structured fixed income security is in an unrealized loss position, the Company determines if any of the decline in value is due to a credit-related loss (the present value of the expected future cash flows (PVCF) is less than amortized cost). Other-than-temporary, credit-related impairments are recognized as a realized investment loss in the statutory statements of operations when the PVCF is less than the amortized cost.
The Company recognized immaterial credit-related impairments on structured securities in 2024. No such impairments were recognized in 2023 or 2022.
In determining whether losses on non-structured securities are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery and the intent and ability of the Company to hold the investment until the market price recovers or the investment matures to assist in determining if a potential credit loss exists. Additionally, the Company may rely on the details of settlements reached in bankruptcy proceedings or other restructurings to determine ultimate collectability of these investments.

26

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
Credit-related OTTI losses recorded on non-structured securities were $3,260, $6,665, and $0 in 2024, 2023, and 2022, respectively.
During 2024, 2023, and 2022, for its bond portfolio, the Company recorded total OTTI in realized capital losses in the statutory statements of operations of $4,503, $9,715, and $0, respectively. These amounts include impairments taken due to the intent to sell securities. The Company believes that all other declines in fair value related to bonds are temporary.
The carrying value and fair value of bonds, including short-term and cash equivalent bonds, at December 31, 2024, are shown below by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties. Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed in a separate category as follows:
	Carrying Value	Fair Value

Due in one year or less	$31,673	$31,415
Due after one year through five years	387,039	380,911
Due after five years through ten years	373,263	352,738
Due after ten years	1,741,170	1,542,990

Subtotal	2,533,145	2,308,054

Mortgage-backed securities	528,584	492,059
Asset-backed securities	636,209	630,810
SVO identified funds	65,070	65,070

Total	$3,763,008	$3,495,993
Proceeds from sales of long-term bonds during 2024, 2023, and 2022 were $1,081,511, $228,623, and $1,049,150, respectively. Gross gains of $8,439, $2,977, and $6,240 and gross losses of $63,456, $86,914, and $98,047 were realized on those sales for 2024, 2023, and 2022, respectively, before transfer to the IMR account. The basis of the securities sold was determined using specific identification.
At December 31, 2024 and 2023, respectively, investments with an amortized cost of $5,371 and $5,367 were on deposit with various regulatory authorities to comply with insurance laws.
The Company also invests in bonds with callable features, which grant the issuer the right to redeem the security in part or in whole at specified dates throughout the life of the contract. There were 3 and 0 bonds redeemed as a result of such a callable feature during the years ended December 31, 2024 and 2023, respectively, with $32 and $0 recognized in investment income as a result of prepayment penalties and/or acceleration fees, respectively.

27

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
d.	Net Investment Income
Net investment income for the years ended December 31 is summarized as follows:
	2024	2023	2022

Bonds	$175,406	$195,997	$179,060
Common stocks	993	1,340	461
Mortgage loans	25,780	27,533	24,532
Policy loans	12,349	12,215	12,179
Other	6,834	4,987	1,331

Total investment income	221,362	242,072	217,563
Investment expenses	(9,539)	(10,316)	(9,111)

Net investment income	$211,823	$231,756	$208,452

e.	Mortgage Loans
The lending rate for commercial mortgage loans issued during 2024 was 6.53%. The minimum and maximum lending rates for commercial mortgage loans issued during 2023 ranged from 4.91% to 6.79%. During 2024 and 2023, the Company did not reduce interest rates on outstanding mortgage loans.
Mortgage loans of the Company are invested primarily in office, retail, and industrial properties and are reported and measured at their aggregate unpaid principal balances, adjusted for unamortized premium or discount and net of a valuation allowance for estimated uncollectible amounts. Fire and extended coverage insurance is required on all properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages did not exceed 62%.
Significant concentrations of mortgage loans by geographic regions include the following as of December 31:
	2024	2023

South	$283,775	$379,995
West	165,525	221,748
Midwest	59,298	71,970
Northeast	29,232	32,997
The Company considers any loan that is one or more days delinquent to be past due. At December 31, 2024 and 2023, the Company had no past due commercial mortgage loans. There were no impairments of loans during 2024 and 2023. As of December 31, 2024 and 2023, all loans in the portfolio were in good standing, with no loans having been significantly modified or restructured.
A loan is considered to be in good standing if all payments are current. When reviewing loans for impairment and making the determination to increase the valuation allowance or to charge off a loan, the Company individually monitors and analyzes loans and does not utilize portfolio segments or classes for monitoring purposes. The Company considers delinquency or default of payments, the mortgage loan unpaid principal balance as a percent of the fair value of the mortgage loan collateral, present value of expected payments compared to the current carrying value of the mortgage, current rent rolls of the property, financial condition of major tenants, and local economic conditions that would impact individual loans when reviewing potential loan impairment.

28

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
If analysis of any of these factors suggests the ability of the borrower to make future payments may be compromised or if the loan is delinquent in its payments by fewer than 90 days, the loan is added to the Company’s watchlist. A watchlist loan has developed negative characteristics or trends in the impairment indicators discussed above, but has not yet met the criteria of a non-performing loan. Specific examples of such watchlist indicators may include loss of a major tenant or delinquency of property tax payments. Watchlist loans are monitored closely by the Company for indications of possible default, and an allowance may be established if ultimate collectability of the full principal amount becomes uncertain. If a loan is 90 days or more past due or is in the process of foreclosure, the loan is reclassified as non-performing. Non-performing loans are reserved to an amount equal to the expected potential principal loss and are reviewed in detail to determine whether an impairment or charge-off is necessary. Charge-offs are recorded when principal loss is imminent and the amount is readily determinable.
The Company had $537,830 and $706,710 of loans outstanding as of December 31, 2024 and 2023, respectively, of which $21,856 and $52,284 were on the watchlist. There were no non-performing loans held as of December 31, 2024 and 2023. There were no charge-offs recognized in the mortgage loan portfolio in 2024, 2023, and 2022.
The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Fair values are typically determined based on an appraisal of the property. Unless a more recent appraisal has been completed, the fair value is based on the appraisal at loan origination. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios are updated and evaluated at least annually.
Loan to value and debt service coverage ratios were as follows for outstanding loans at December 31:
	2024		2023
Loan to value	Amortized Cost	Average Debt Service Coverage Ratio	Amortized Cost	Average Debt Service Coverage Ratio

Less than 65%	$537,830	2.52	$706,710	2.32
65% to 74%	—	—	—	—
75% to 100%	—	—	—	—

Total mortgage loans	$537,830	2.52	$706,710	2.32
The Company did not carry a valuation allowance for credit losses on mortgage loans as of December 31, 2024 and 2023. Changes in the valuation allowance, when applicable, are recognized through net investment income.
Commercial mortgage loans are placed on nonaccrual status after a default notice has been issued and the borrower has failed to cure the defect in a reasonable amount of time. Once a loan reaches nonaccrual status any accrued interest income is derecognized and future accrual of interest is suspended until the loan is made current. If the ultimate collectability of principal, either in whole or in part, is in doubt, any payment received on a nonaccrual loan shall first be applied to reduce principal to the extent necessary to eliminate such doubt. There were no loans in nonaccrual status at December 31, 2024 or 2023.

29

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
f.	Securities Lending
The Company participates in a securities lending program to generate additional net investment income related to its portfolio of invested assets. As part of its securities lending agreements, the Company requires a minimum of 102% of the fair value of securities loaned at the outset of the contract as collateral. The Company and its lending agent monitor the market value of securities loaned on a daily basis and obtain additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. All securities lending agreements have no contractual end date, and as such are deemed to be "open" or "overnight" agreements. The Company maintains the right and ability to repossess the securities loaned on short notice.
The following tables summarize the value of securities on loan and the amount of collateral received in return as of December 31:
2024
	Market Value of Securities Loaned	Cash Collateral Received	Market Value of Reinvested Cash Collateral	Market Value of Non-Cash Collateral

Securities loaned vs. cash collateral	$ —	$ —	$ —	NA
Securities loaned vs. non-cash collateral	6,944	NA	NA	$ 7,565

Total	$ 6,944	$ —	$ —	$ 7,565

2023
	Market Value of Securities Loaned	Cash Collateral Received	Market Value of Reinvested Cash Collateral	Market Value of Non-Cash Collateral

Securities loaned vs. cash collateral	$ —	$ —	$ —	NA
Securities loaned vs. non-cash collateral	15,816	NA	NA	$ 17,169

Total	$ 15,816	$ —	$ —	$ 17,169

As of December 31, 2024 and 2023, the Company participates solely in securities lending vs. non-cash collateral. As such, no reinvested cash collateral is recognized in the statutory balance sheets. See Note 1(a) for further information on the Company's securities lending program.
3.	Income Taxes
The components of the net deferred tax assets (liabilities) at December 31 are as follows:
		2024			2023
		Ordinary	Capital	Total	Ordinary	Capital	Total

(a)	Gross deferred tax assets (DTAs)	$98,901	$6,844	$105,745	$95,076	$22,026	$117,102
(b)	Statutory valuation allowance adjustment	—	—	—	—	—	—

(c)	Adjusted gross deferred tax assets ((a) - (b))	98,901	6,844	105,745	95,076	22,026	117,102
(d)	Deferred tax assets nonadmitted	67,807	2,381	70,188	52,621	16,461	69,082

(e)	Subtotal (net deferred tax assets) ((c) - (d))	31,094	4,463	35,557	42,455	5,565	48,020
(f)	Gross deferred tax liabilities (DTLs)	2,423	1,407	3,830	2,359	1,731	4,090

(g)	Net admitted deferred tax assets ((e) - (f))	$28,671	$3,056	$31,727	$40,096	$3,834	$43,930

30

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)

		2024			2023
		Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years
	recoverable through loss carrybacks	$ —	$ —	$ —	$ —	$ —	$ —
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax asset from 2a above) after application of the threshold limitation (the lesser of 2b1 and 2b2 below)	28,671	3,056	31,727	40,096	3,834	43,930
	b1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	28,671	3,056	31,727	40,096	3,834	43,930
	b2. Adjusted gross deferred tax assets allowed per limitation threshold	XXXXX	XXXXX	62,561	XXXXX	XXXXX	76,155
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2a and 2b above) offset by gross deferred tax liabilities	2,423	1,407	3,830	2,359	1,731	4,090
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total (a + b + c)	$ 31,094	$ 4,463	$ 35,557	$ 42,455	$ 5,565	$ 48,020

		2024			2023
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	853%			1,043%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in b2 above	$ 464,628			$ 547,801

		2024			2023
		Ordinary	Capital		Ordinary	Capital
Impact of tax planning strategies
(a) Determination of adj. gross def. tax assets & net admitted def. tax assets by tax character as a %
	1. Adj. gross DTAs amount from Note 9A1( c)	$ 98,901	$ 6,844		$ 95,076	$ 22,026
	2. % of Adj. gross DTAs by tax character attrib. to the impact of tax planning strategies	— %	— %		— %	— %
	3. Net admitted adj. gross DTAs amt from Note 9A1( e)	$ 31,094	$ 4,463		$ 42,455	$ 5,565
	4. % of Net admitted adj. gross DTAs by tax character admitted because of the impact of tax planning strategies	— %	— %		— %	— %

(b) Does the Company's tax-planning strategies include the use of reinsurance?		[ ] Yes	[ X] No		[ ] Yes	[ X] No
The components of current income tax expense (benefit) are as follows for the years ended December 31:
	2024	2023	2022
Current income tax
Federal	$29,142	$64,859	$25,457
Foreign	—	—	—

Subtotal	29,142	64,859	25,457
Federal income tax on net capital gains	(29,272)	—	(13,029)

Total	$(130)	$64,859	$12,428

31

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
The main components of the net DTAs and DTLs as of December 31 are as follows:
	2024	2023
DTAs
Ordinary
Policyholder reserves	$51,582	$52,786
Deferred acquisition costs	42,049	37,400
Policyholder dividends accrual	2,809	2,385
Compensation and benefits accrual	482	723
Receivables - nonadmitted	1,979	1,782

Subtotal	98,901	95,076

Nonadmitted	67,807	52,621

Admitted ordinary deferred tax assets	31,094	42,455

Capital:
Investments	6,844	6,286
Net capital loss carry-forward	—	15,740

Subtotal	6,844	22,026
Nonadmitted	2,381	16,461

Admitted capital deferred tax assets	4,463	5,565

Admitted deferred tax assets	35,557	48,020

DTLs
Ordinary
Investments	2,423	2,353
Policyholder reserves	—	6

Subtotal	2,423	2,359

Capital
Investments	1,407	1,731

Subtotal	1,407	1,731

Deferred tax liabilities	3,830	4,090

Net deferred tax assets/liabilities	$31,727	$43,930
The components of the change in net deferred tax as of December 31 are as follows:
	2024	2023	Change

Adjusted gross DTAs	$105,745	$117,102	$(11,357)
Total DTLs	(3,830)	(4,090)	260

Net DTAs (DTLs)	$101,915	$113,012	(11,097)
Tax effect of unrealized (gains) losses			(537)

Change in net deferred tax			$(11,634)

32

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
The actual federal income tax expense (benefit) on operations for 2024, 2023, and 2022 differed from expected tax expense (benefit) as follows:
	2024			2023			2022
		Tax Effect	Effective		Tax Effect	Effective		Tax Effect	Effective
	Amount	at 21%	Tax Rate	Amount	at 21%	Tax Rate	Amount	at 21%	Tax Rate

Income (loss) before taxes	$129,857			$169,165			$125,509
Remove tax reclass from surplus to income	—			(36,350)			—
Realized gains (losses)	(4,370)			8,526			(91,807)
Income (loss) before taxes (including realized gains (losses))	125,487	$26,352	21.0%	141,341	$29,682	21.0%	33,702	$7,078	21.0%
Dividends received deduction	(1,914)	(402)	—	(1,822)	(383)	—	(1,412)	(297)	(1.0)
Surplus adjustment - gain on reinsurance	(12,062)	(2,533)	(2.0)	149,035	31,297	22.0	—	—	—
Lobbying expenses	9	2	—	21	4	—	98	21	—
IMR amortization	9,201	1,932	2.0	6,438	1,352	1.0	399	84	—
Nonadmitted assets	(917)	(193)	—	(254)	(53)	—	(506)	(106)	—
Deferred tax balance and audit corrections	(281)	(59)	—	(1,763)	(370)	—	(5,445)	(1,143)	(3.0)
Prior year permanent items	—	—	—	—	(23)	—	—	(5)	—
IMR capital gains	(64,738)	(13,595)	(11.0)	(29,611)	(6,218)	(4.0)	19	4	—

Taxable income (loss)	$54,785	$11,504	10.0%	$263,385	$55,288	40.0%	$26,855	$5,636	17.0%

Current income tax expense (benefit)		$(130)	—%		$64,859	46.0%		$12,428	37.0%
Change in net deferred tax (excluding change related to unrealized appreciation of investments)		11,634	10.0		(9,571)	(7.0)		(6,792)	(20.0)

Total statutory income taxes		$11,504	10.0%		$55,288	39.0%		$5,636	17.0%
Disclosures related to deposits admitted under Section 6603 of the Internal Revenue Service Code are not applicable to this report.
There were no income tax expenses incurred  in the current and prior years that are available for recoupment in the event of future net losses.
The guidance for accounting for uncertainty in income taxes prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the statutory financial statements. The Company does not expect to have a significant change in unrecognized tax benefits in the next twelve months.
The examinations of the Company’s consolidated federal income tax returns for the years 2018 through 2020, and 2014 and prior are closed, with the exception of one item impacting 2019 and 2020. The consolidated group filed a claim in September 2023 to carry back losses generated in 2022 to 2019 and 2020. The years 2015 through 2017 and 2021 through 2023 remain open under the IRS statute of limitations. AFMICSI and its subsidiaries are currently under federal audit for tax years 2015 through 2017.
Under the Inflation Reduction Act, certain corporations are subject to a 15% corporate alternative minimum tax (CAMT). The Company does not meet the threshold to be an “applicable corporation” for the years ended December 31, 2024 and 2023; therefore, the Company is a “nonapplicable reporting entity” for CAMT purposes for the years ended December 31, 2024 and 2023.
4.	Related Party Transactions
The Company has issued certain annuities to AFMICSI. The carrying value of all such annuities amounted to approximately $27,643 and $29,527 at December 31, 2024 and 2023, respectively.
As of December 31, 2024 and 2023, the Company recognized $40,568 and $58,884, respectively, due to affiliates, none of which is income taxes due to or from affiliates. Terms of the settlement require that these amounts be settled within 90 days. These balances arise from the intercompany expense allocations described in Note 1(g).

33

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
The Company distributed cash of $11,561, $170,000, and $39,000 to AmFam, Inc. in 2024, 2023, and 2022, respectively, for enterprise capital and cash management purposes.
In June 2024, the Company made an in-kind extraordinary dividend to AmFam, Inc., consisting of mortgage loans with fair values of $118,437, for capital management purposes. The Company received approval from the Wisconsin Office of the Commissioner of Insurance in advance of payment.
5.	Employee Benefit Plans
AFMICSI has a non-contributory qualified pension plan (herein referred to as the American Family Pension Plan or the Plan) covering employees of AFMICSI and various other enterprise subsidiaries. For AFMICSI employees hired before January 1, 2009, and Sales District Leaders hired before January 1, 2010, the benefits are based on years of credited service and highest average compensation (as defined in the American Family Pension Plan). For AFMICSI employees hired on or after January 1, 2009, and Sales District Leaders hired on or after January 1, 2010, benefits are determined under a cash balance formula (as defined in the American Family Pension Plan). AFMICSI's funding policy is to annually contribute an amount equal to the minimum required contribution per IRS rules and regulations, plus additional amounts at AFMICSI's discretion. Benefit restrictions required under the Pension Protection Act of 2006 do not apply in 2024 or 2023 given the funded status of the Plan. Pension expense of approximately $379, $421, and $333 was allocated to the Company during 2024, 2023, and 2022, respectively.
AFMICSI also sponsors a qualified contributory 401(k) plan (the American Family 401(k) Plan) in which employees of AFMICSI and other enterprise subsidiaries are eligible to participate. Employees who choose to participate in the American Family 401(k) Plan may contribute up to 50% of eligible compensation, in 1% intervals, subject to IRS limitations. AFMICSI is required to make contributions each payroll period to a trust fund. AFMICSI’s contributions are based on a formula with a 100% match on the first 3% of eligible contributions plus 50% on the next 2% of eligible contributions for a maximum annual contribution of 4% of participants' eligible compensation. The expense allocated to the Company related to the American Family 401(k) Plan during 2024, 2023, and 2022 amounted to $1,324, $1,387, and $1,490, respectively.
AFMICSI provides certain health care benefits to substantially all employees of AFMICSI and other enterprise subsidiaries and contributes toward eligible employees’ postretirement health care using a fixed amount for each year of eligible service. In addition, AFMICSI provides most employees of AFMICSI and other enterprise subsidiaries with a life insurance benefit, for which AFMICSI and enterprise subsidiaries (for purposes of this paragraph only, "the Companies") absorb substantially all of the cost. The Companies’ portions of the costs of these programs are unfunded. The Companies sponsor no other significant postretirement benefit plans and use a measurement date of December 31 for valuing pension and other postretirement benefit plans.
An expense of $3,025, $3,259, and $6,535 was allocated to the Company for compensated absences and postemployment benefits during 2024, 2023, and 2022, respectively.

34

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
6.	Capital and Surplus and Shareholder’s Dividend Restrictions
The apportionment of unassigned surplus between participating policyholders and the shareholder was assigned as follows:
Unassigned surplus held for the benefit of policyholders at December 31, 2024 and 2023 totaled $0 while unassigned surplus held for the benefit of the shareholder was $381,446 and $469,913 at December 31, 2024 and 2023, respectively.
The unassigned surplus held for the benefit of the shareholder as of December 31, 2024, has been contributed to the product lines of the Company as follows: $164,021 to participating products and $86,516 to non-participating products. The remaining unassigned surplus held for the benefit of the shareholder of $130,909 is held in a stockholder surplus account.
The unassigned surplus held for the benefit of the shareholder as of December 31, 2023, was contributed to the product lines of the Company as follows: $343,136 to participating products and $150,565 to non-participating products. The remaining unassigned surplus held for the benefit of the shareholder of $(23,788) is held in a stockholder surplus account.
The portion of unassigned funds (surplus) represented or (reduced) by each item below at December 31, is as follows:
	2024	2023

Unrealized gains and losses	$5,299	$7,037
Nonadmitted assets	145,890	90,697
Asset valuation reserves	37,465	37,748
In 2024, 2023, and 2022, the Company paid extraordinary dividends of $129,998, $170,000, and $0, respectively, to AmFam, Inc. The Company received approval from the Wisconsin Office of the Commissioner of Insurance in advance of payment. In 2024, 2023, and 2022, the Company paid ordinary dividends of  $0, $0, and $39,000, respectively, to AmFam, Inc.
7.	Commitments and Contingencies
The Company is contingently liable for cessions to reinsurers to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.
The Company is at times involved in lawsuits which are related to operations. In most cases, such lawsuits involve claims under insurance policies and other contracts of the Company. Such lawsuits, either individually or in the aggregate, are not expected to have a material effect on the Company’s statutory financial statements.
The Company is liable for mandatory assessments that are levied by the life & health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies. As of December 31, 2024 and 2023, the guaranty fund liability was $330 and $329, respectively, based on information received from the states in which the Company writes business. The guaranty fund assets related to future premium tax credits were $497 and $690 as of December 31, 2024 and 2023, respectively.

35

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
8.	Separate Accounts
The separate accounts held by the Company relate to VUL and VA products, which do not contain any guarantee of minimum returns. There were no securities lending transactions in the separate accounts in 2024 or 2023. See Note 1(l) for further information on the Company's separate accounts.
Information regarding the non-guaranteed separate accounts of the Company as of December 31 is as follows:
	2024	2023

Premiums, considerations, or deposits	$12,258	$12,958

Reserves
For accounts with assets at fair value	$360,849	$346,764

Total reserves	360,849	346,764

By withdrawal characteristics:
At fair value	360,849	346,764

Total reserves	$360,849	$346,764
Reconciliation of Net Transfers to (from) Separate Accounts
Transfers as reported in the statutory statements of operations are as follows for the years ended December 31:
	2024	2023	2022

Transfers to separate accounts	$12,258	$12,958	$13,574
Transfers from separate accounts	(39,442)	(29,774)	(28,677)
Reinsurance ceded transfers	27,184	16,816	15,103

Net transfers to (from) separate accounts	$—	$—	$—
The reinsurance ceded transfers pertain to the VUL and VA reinsurance agreement with KCL, as disclosed in Note 1(i).
9.	Debt
The Company is a member of the FHLBC, and through its membership, the Company has access to collateralized advances. In its statutory balance sheets, the Company presents the liability for advances taken based on use of the funds, with advances for general corporate purposes presented in other liabilities and advances to earn incremental investment income (i.e., funding agreements) presented in liability for deposit-type contracts.
The Company had no borrowings from FHLBC for general corporate purposes as of the years ended December 31, 2024 and 2023.
Total obligations outstanding under funding agreements were $250,133 and $196,846, and total reserves established were $251,758 and $198,167 for the years ended December 31, 2024 and 2023, respectively. See Note 1(e) for further information on deposit-type contract liabilities.

36

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2024, 2023, and 2022
(in thousands of dollars)
All advances are fully-collateralized with stock and qualified securities. The shares in FHLBC stock are considered Class B shares not eligible for redemption and are recorded as common stock in the statutory balance sheets.
The following summarizes general account FHLBC capital stock balances as of December 31:
(in thousands of dollars, except share amounts)	2024	2023

Shares outstanding	112,560	89,031

Membership stock - Class B	$885	$830
Activity stock	10,371	8,028
Excess stock	—	45
Aggregate total - carrying value	11,256	8,903
Actual or estimated maximum borrowing capacity	250,133	197,836
Collateral pledged - fair value	296,402	251,655
Collateral pledged - carrying value	322,323	268,359
Borrowing capacity at December 31 is calculated as the carrying value of specific lots of FHLBC stock multiplied by 22 as the Company holds 22-1 stock. The Company has borrowing capacity net of outstanding advances of $0 and $990 as of December 31, 2024 and 2023, respectively.
37

SUPPLEMENTAL INFORMATION

38

American Family Life Insurance Company
Supplemental Schedule of Assets and Liabilities
December 31, 2024                                                                  Schedule I
(in thousands of dollars)
Investment income earned
Government bonds	$2,849	Common stocks - market value	$82,654
Other bonds (unaffiliated)	172,557	Short-term investments - book value	—
Bonds of affiliates	—	Real estate	—
Common stocks (unaffiliated)	993	Cash on deposit	(9,067)
Mortgage loans	25,780	Cash equivalents	101,170
Real estate	—	Life insurance in force
Premium notes, policy loans, and liens	12,349	Ordinary	110,341,141
Short-term investments	6,694	Credit life
Other invested assets	—	Group life	4,704,409
Aggregate write-ins for investment income	140
Gross investment income	$221,362	Amount of accidental death insurance in force under ordinary policies	474,882

Mortgage loans - book value		Life insurance policies with disability provisions in force
Residential mortgages	$—	Ordinary	25,158,781
Commercial mortgages	537,830
		Supplemental contracts in force
Total mortgages	$537,830	Ordinary - not involving life contingencies
		Amount on deposit	21,677
Mortgage loans - book value		Income payable	5,226
Good standing	$537,830
Good standing with restructured terms	—	Ordinary - involving life contingencies
In the process of foreclosure	—	Amount on deposit	11,114
		Income payable	1,412
Total mortgages	$537,830
		Annuities
Bonds and short-term investments by		Ordinary:
Maturity - statement value		Deferred - fully paid account balance	33,871
Due within one year or less	$285,155	Deferred - not fully paid account balance	215,257
Over 1 year through 5 years	879,796
Over 5 years through 10 years	741,682	Deposit funds and dividend accumulations
Over 10 years through 20 years	677,875	Deposit funds - account balance	6,455
Over 20 years	1,113,430	Dividend accumulations - account balance	217,395
No maturity date	65,070
		Claim payments 2024
Total by maturity	$3,763,008	Other coverages that use developmental
		methods to calculate claims reserves
Bonds and short-term investments by class - statement value		2024	—
Class 1	$2,438,139	2023	—
Class 2	1,244,982	2022	—
Class 3	9,025	2021	—
Class 4	70,862	2020	—
Class 5	—	2019	—
Class 6	—	Prior	—
Total by class	$3,763,008

Total bonds and short-term investments publicly traded	$2,270,472
Total bonds and short-term investments privately placed	1,492,536
Total public and private	$3,763,008

39

American Family Life Insurance Company
Supplemental Summary Investment Schedule
December 31, 2024                                                                  Schedule II
(in thousands of dollars)
			Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
			1	2	3	4	5	6
			Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1	Long-term bonds
	1.01	U.S. governments	$ 65,466	1.41%	$ 65,466	$ —	$ 65,466	1.41%
	1.02	All other government	—	—	—	—	—	—
	1.03	U.S. states, territories and possessions, etc. guaranteed	16,416	0.35	16,416	—	16,416	0.35
	1.04	U.S. political subdivisions of states, territories and possessions, guaranteed	36,037	0.77	36,037	—	36,037	0.78
	1.05	U.S. special revenue and special assessment obligations, etc. non-guaranteed	351,224	7.54	351,224	—	351,224	7.57
	1.06	Industrial and miscellaneous	3,228,299	69.34	3,228,299	—	3,228,299	69.54
	1.07	Hybrid securities	496	0.01	496	—	496	0.01
	1.08	Parent, subsidiaries and affiliates	—	—	—	—	—	—
	1.09	SVO identified funds	65,070	1.40	65,070	—	65,070	1.40
	1.10	Unaffiliated bank loans	—	—	—	—	—	—
	1.11	Certificates of deposit	—	—	—	—	—	—
2	Preferred stocks
	2.01	Industrial and miscellaneous (Unaffiliated)	—	—	—	—	—	—
	2.02	Parent, subsidiaries and affiliates	—	—	—	—	—	—
3	Common stocks
	3.01	Industrial and miscellaneous Publicly traded (Unaffiliated)	17,811	0.38	17,811	—	17,811	0.38
	3.02	Industrial and miscellaneous Other (Unaffiliated)	—	—	—	—	—	—
	3.03	Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
	3.04	Parent, subsidiaries and affiliates Other	—	—	—	—	—	—
	3.05	Mutual funds	—	—	—	—	—	—
	3.06	Unit investment trusts	—	—	—	—	—	—
	3.07	Closed-end funds	—	—	—	—	—	—
	3.08	Exchange-traded funds	64,843	1.39	64,843	—	64,843	1.40
4	Mortgage loans
	4.01	Farm mortgages	—	—	—	—	—	—
	4.02	Residential mortgages	—	—	—	—	—	—
	4.03	Commercial mortgages	537,830	11.55	537,830	—	537,830	11.59
	4.04	Mezzanine real estate loans	—	—	—	—	—	—
	4.05	Total valuation allowance	—	—	—	—	—	—
5	Real estate
	5.01	Properties occupied by Company	—	—	—	—	—	—
	5.02	Properties held for production of income	—	—	—	—	—	—
	5.03	Properties held for sale	—	—	—	—	—	—
6	Cash, cash equivalents and short-term investments
	6.01	Cash	(9,067)	(0.19)	(9,067)	—	(9,067)	(0.20)
	6.02	Cash equivalents	101,170	2.17	101,170	—	101,170	2.18
	6.03	Short-term investments	—	—	—	—	—	—
7	Contract loans		170,350	3.67	166,375	—	166,375	3.59
8	Derivatives		—	—	—	—	—	—
9	Other invested assets		9,405	0.21	—	—	—	—
10	Receivables for securities		103	—	103	—	103	—
11	Securities lending		—	—	—	—	—	—
12	Aggregate write-ins for invested assets		—	—	—	—	—	—
13	Total invested assets		$ 4,655,453	100.00%	$ 4,642,073	$ —	$ 4,642,073	100.00%

40

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2024                                                               Schedule III
(in thousands of dollars)
1.	Reporting entity's total admitted assets as reported on Page 2 of this annual statement.				$ 4,810,539

2.	Ten largest exposures to a single issuer/borrower/investment.

		1	2	3	4
		Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

	2.01	Federal National Mortgage Association	CMO, MBS	$ 119,460	2.483%
	2.02	Federal Home Loan Mortgage Corporation	CMO, MBS	80,319	1.670
	2.03	Wells Fargo & Company	Bonds, Common Stock	41,061	0.854
	2.04	JPMorgan Chase & Co.	Bonds, Common Stock	38,336	0.797
	2.05	Bank of America Corporation	Bonds, Common Stock	36,067	0.750
	2.06	The Goldman Sachs Group, Inc.	Bonds, Common Stock	35,850	0.745
	2.07	Exxon Mobil Corporation	Bonds, Common Stock	28,206	0.586
	2.08	HSBC Holdings plc	Bonds	27,660	0.575
	2.09	Bristol-Myers Squibb Company	Bonds, Common Stock	26,373	0.548
	2.10	The Black & Decker Corporation	Bonds, Common Stock	26,021	0.541

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

		Bonds	1	2		Preferred Stocks	3	4

	3.01	NAIC-1	$ 2,438,139	50.683%	3.07	NAIC-1	$ —	— %
	3.02	NAIC-2	1,244,982	25.880	3.08	NAIC-2	—	—
	3.03	NAIC-3	9,025	0.188	3.09	NAIC-3	—	—
	3.04	NAIC-4	70,862	1.473	3.10	NAIC-4	—	—
	3.05	NAIC-5	—	—	3.11	NAIC-5	—	—
	3.06	NAIC-6	—	—	3.12	NAIC-6	—	—

4.	Assets held in foreign investments:
	4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [ X]
If response to 4.01 above is yes, responses are not required for interrogatories 5 -10.
	4.02	Total admitted assets held in foreign investments	$ 588,121	12.226%
	4.03	Foreign currency-denominated investments	—	—
	4.04	Insurance liabilities denominated in that same foreign currency	—	—

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:
			1	2
	5.01	Countries designated NAIC-1	$ 584,991	12.161%
	5.02	Countries designated NAIC-2	—	—
	5.03	Countries designated NAIC-3 or below	3,130	0.065

41

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2024                                                               Schedule III
(in thousands of dollars)
6.	Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:
				1	2
		Countries designated NAIC-1:
	6.01	Country 1:	Cayman Islands	$ 306,395	6.369%
	6.02	Country 2:	United Kingdom	86,633	1.801
		Countries designated NAIC-2:
	6.03	Country 1:		—	—
	6.04	Country 2:		—	—
		Countries designated NAIC-3 or below:
	6.05	Country 1:	Virgin Islands, British	2,365	0.049
	6.06	Country 2:	Barbados	765	0.016

		1	2

7.	Aggregate unhedged foreign currency exposure	$ —	— %

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:
			1	2

	8.01	Countries designated NAIC-1	$ —	— %
	8.02	Countries designated NAIC-2	—	—
	8.03	Countries designated NAIC-3 or below	—	—

9.	Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:
		Countries designated NAIC-1:	1	2

	9.01	Country 1:	$ —	— %
	9.02	Country 2:	—	—
Countries designated NAIC-2:
	9.03	Country 1:	—	—
	9.04	Country 2:	—	—
Countries designated NAIC-3 or below:
	9.05	Country 1:	—	—
	9.06	Country 2:	—	—

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:
		1	2	3	4
		Issuer	NAIC Designation	Amount	Percent

	10.01	HSBC Holdings plc	1FE, 2FE	$ 27,660	0.575%
	10.02	Black Diamond Clo 2024-1 Ltd	1FE	25,875	0.538
	10.03	Barclays PLC	2FE	18,030	0.375
	10.04	Signal Peak CLO 7, Ltd.	1FE	13,250	0.275
	10.05	KKR CLO 56 Ltd.	1FE	12,500	0.260
	10.06	Anglo American Capital plc	2FE	12,093	0.251
	10.07	Park Blue CLO 2022-1 Ltd	1FE	12,000	0.249
	10.08	Empower Clo 2022-1 Ltd	1FE	12,000	0.249
	10.09	Whitebox Clo III Ltd.	1FE	11,700	0.243
	10.10	Midocean Credit Clo Xvi Ltd.	1FE	11,000	0.229

42

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2024                                                               Schedule III
(in thousands of dollars)

11.	Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?		Yes [X ] No [ ]
If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
			1	2

	11.02	Total admitted assets held in Canadian investments	$ —	— %
	11.03	Canadian-currency-denominated investments	—	—
	11.04	Canadian-denominated insurance liabilities	—	—
	11.05	Unhedged Canadian currency exposure	—	—

12.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

	12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

		1	2	3

	12.02	Aggregate statement value of investments with contractual sales restrictions	$ —	— %

Largest three investments with contractual sales restrictions:
	12.03		—	—
	12.04		—	—
	12.05		—	—

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

	13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?		Yes [X] No [ ]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

		1	2	3
Issuer

	13.02		$ —	— %
	13.03		—	—
	13.04		—	—
	13.05		—	—
	13.06		—	—
	13.07		—	—
	13.08		—	—
	13.09		—	—
	13.10		—	—
	13.11		—	—

43

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2024                                                               Schedule III
(in thousands of dollars)
14.	Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

	14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 14.01 is yes, responses are not required for 14.02 through 14.05.

		1	2	3
	14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$ —	— %
Largest three investments held in nonaffiliated, privately placed equities:
	14.03		—	—
	14.04		—	—
	14.05		—	—

Ten largest fund managers:
	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06	Northern Institutional Funds - Treasury Portfolio	$ 101,170	$ —	$ 101,170
14.07	DBX ETF Trust - Xtrackers USD High Yield BB-B ex Financials	65,070	65,070	—
14.07	Vanguard Index Funds - Vanguard S&P 500 ETF	64,843	—	64,843
14.08		—	—	—
14.10		—	—	—
14.11		—	—	—
14.12		—	—	—
14.13		—	—	—
14.14		—	—	—
14.15		—	—	—

15.	Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

	15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.
		1	2	3

	15.02	Aggregate statement value of investments held in general partnership interests	$ —	— %
Largest three investments in general partnership interests:
	15.03		—	—
	15.04		—	—
	15.05		—	—

44

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2024                                                               Schedule III
(in thousands of dollars)
16.	Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

	16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?		Yes [ ] No [ X]

		If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
		1	2	3
		Type (Residential, Commercial, Agricultural)

	16.02	Commercial Mortgage 923	$ 24,884	0.517%
	16.03	Commercial Mortgage 764	10,348	0.215
	16.04	Commercial Mortgage 718	9,950	0.207
	16.05	Commercial Mortgage 914	9,363	0.195
	16.06	Commercial Mortgage 817	8,889	0.185
	16.07	Commercial Mortgage 925	7,572	0.157
	16.08	Commercial Mortgage 757	7,471	0.155
	16.09	Commercial Mortgage 795	7,194	0.150
	16.10	Commercial Mortgage 906	7,159	0.149
	16.11	Commercial Mortgage 917	7,068	0.147

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:
Loans

16.12	Construction loans	$ —	— %
16.13	Mortgage loans over 90 days past due	—	—
16.14	Mortgage loans in the process of foreclosure	—	—
16.15	Mortgage loans foreclosed	—	—
16.16	Restructured mortgage loans	—	—

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

			Residential		Commercial		Agricultural
		Loan to Value	1	2	3	4	5	6

	17.01	Above 95%	$ —	— %	$ —	— %	$ —	— %
	17.02	91% to 95%	—	—	—	—	—	—
	17.03	81% to 90%	—	—	—	—	—	—
	17.04	71% to 80%	—	—	—	—	—	—
	17.05	Below 70%		—	537,830	11.180	—	—

18.	Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

	18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
Largest five investments in any one parcel or group of contiguous parcels of real estate.
Description
		1	2	3

	18.02		$ —	— %
	18.03		—	—
	18.04		—	—
	18.05		—	—
	18.06		—	—

19.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

	19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?		Yes [ X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
		1	2	3
		Description	Amount	Percent

	19.02	Aggregate statement value of investments held in mezzanine real estate loans	$ —	— %
Largest three investments held in mezzanine real estate loans:
	19.03		—	—
	19.04		—	—
	19.05		—	—

45

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2024                                                               Schedule III
(in thousands of dollars)
20.	Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

			At Year End		At End of Each Quarter
					1st Quarter	2nd Quarter	3rd Quarter
		Description	1	2	3	4	5
	20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$ 9,056	0.188%	$ 7,747	$ 9,077	$ 9,077
	20.02	Repurchase agreements	—	—	—	—	—
	20.03	Reverse repurchase agreements	—	—	—	—	—
	20.04	Dollar repurchase agreements	—	—	—	—	—
	20.05	Dollar reverse repurchase agreements	—	—	—	—	—

21.	Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:
			Owned		Written
			1	2	3	4

	21.01	Hedging	$ —	— %	$ —	— %
	21.02	Income generation	—	—	—	—
	21.03	Other	—	—	—	—

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:
			At Year End		At End of Each Quarter
					1st Quarter	2nd Quarter	3rd Quarter
			1	2	3	4	5

	22.01	Hedging	$ —	— %	$ —	$ —	$ —
	22.02	Income generation	—	—	—	—	—
	22.03	Replications	—	—	—	—	—
	22.04	Other	—	—	—	—	—

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

			At Year End		At End of Each Quarter
					1st Quarter	2nd Quarter	3rd Quarter
			1	2	3	4	5

	23.01	Hedging	$ —	— %	$ —	$ —	$ —
	23.02	Income generation	—	—	—	—	—
	23.03	Replications	—	—	—	—	—
	23.04	Other	—	—	—	—	—

46

American Family Life Insurance Company
Supplemental Reinsurance Interrogatories
December 31, 2024                                                               Schedule IV
(in thousands of dollars)
1
Disclose any reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) subject to A-791 that includes a provision, which limits the reinsurer’s assumption of significant risks identified as in A-791. Examples of risk limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect. If true, indicate the number of reinsurance contracts to which such provisions apply. For contracts subject to A-791, indicate if deposit accounting was applied for all contracts, which limit significant risks.
N/A

2
Disclose any reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) not subject to A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk. Examples of risk limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect. If true, indicate the number of reinsurance contracts to which such provisions apply. If affirmative, indicate if the reinsurance credit was reduced for the risk limiting features.
N/A

3	Disclose if any reinsurance contracts contain features (except reinsurance contracts with a federal or state facility) described below which result in delays in payment in form or in fact:		N/A
a.
Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

	b.	Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4
Disclose if the reporting entity has reflected reinsurance accounting credit for any contracts not subject to Appendix A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP No. 61R and identify the type of contracts and the reinsurance contracts.
N/A
	a.	Assumption Reinsurance – new for the reporting period.
	b.	Non-proportional reinsurance, which does not result in significant surplus relief. If yes, indicate if the insured event(s) triggering contract coverage has been recognized.

5
Disclose if the reporting entity ceded any risk which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statement, and either:
NO
	a.	Accounted for that contract as reinsurance under statutory accounting principles (“SAP”) and as a deposit under generally accepted accounting principles (“GAAP”); or
	b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP.

6	If affirmative disclosure is required for item 5 above, explain why the contract(s) is (are) treated differently for GAAP and SAP.		N/A

47

PART C
OTHER INFORMATION
Item 30.	Exhibits
a)	Resolution of the Board of Directors of American Family Life Insurance Company authorizing establishment of the American Family Variable Account I. (1)
b)	Custodian Agreements. Not Applicable
c)	Underwriting Contracts.
1)	Underwriting Agreement between American Family Life Insurance Company and American Family Securities, LLC (2)
2)	Sales Representative Agent Agreement (Including Compensation Schedule) (2)
3)	Underwriting Agreement between American Family Life Insurance Company and Sunset Financial Services, Inc. (6)
d)	Contracts.
1)	Variable Universal Life Insurance Policy (1)
2)	Accelerated Death Benefit Rider (L-ACDB (VUL)) (1)
3)	Accidental Death Benefit Rider (L-ACD (VUL)) (1)
4)	Additional Insured Rider (L-AI-I (VUL)) (1)
5)	Children’s Insurance Rider (L-CI-1 (VUL)) (1)
6)	Guaranteed Minimum Death Benefit Rider (1)
7)	Guaranteed Insurability Benefit Rider (L-GPO (VUL)) (1)
8)	Waiver of Monthly Deductions Benefit for Primary Insured (L-WMD (VUL)) (1)
9)	Waiver of Specified Premium Rider for the Primary Insured (L-WSP (VUL)) (1)
e)	Application. (1)
f)	Depositor’s Certificate of Incorporation and By-Laws.
1)	Articles of Amendment to the Articles of Incorporation of American Family Life Insurance Company (1)
2)	By-Laws of American Family Life Insurance Company (1)
g)	Reinsurance Agreements.
1)	Indemnity Reinsurance Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (6)
2)	Indemnity Reinsurance Agreement between Kansas City Life Insurance Company and Swiss Re Life & Health America Inc. (7)
h)	Participation Agreements
1)
Participation Agreement among Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company (2)

2)	Amendment to Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (3)
3)	Second Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (4)
4)	Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (6)
i)	Administrative Contracts.
1)	Transition Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (6)
2)	Administrative Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (6)
j)	Other Material Contracts. Rule 22c-2 Shareholder Information Agreement Related to Variable Products between Fidelity Distributors Corporation and American Family Life Insurance Company. (3)

1

k)	Legal Opinion.
1)	Opinion of Christopher R. Pollek, Esq. (11)
2)	Consent of Christopher R, Pollek, Esq. (11)
l)	Actuarial Opinion. Not Applicable
m)	Calculation. Not Applicable
n)	Other Opinions.
1)	Consent of Eversheds Sutherland (US) LLP (11)
2)	Consent of Independent Registered Public Accounting Firm (11)
3)	Consent of Mark A. Milton (11)
o)	Omitted Financial Statements. Not Applicable
p)	Initial Capital Agreements. Not Applicable
q)	Description of Issuance, Transfer, and Redemption Procedures (Series I). (5)
r)	Form of Initial Summary Prospectus. Not Applicable
s) Powers of Attorney.(9)(10)

(1)	Incorporated herein by reference to Form S-6 Registration (File No. 333-44956) filed August 31, 2000.
(2)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-44956) filed March 8, 2001.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 27, 2007.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 25, 2008.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 27, 2012.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 (File No. 333-44956) filed October 25, 2013.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 (File No. 333-44956) filed on April 13, 2018.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (File No. 333- 45592) filed on April 20, 2023.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-4 (File No. 333- 45592) filed on April 25, 2024.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (File No. 333- 45592) filed on April 23, 2025.
(11)	Filed herein.

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Item 31.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Office with Depositor
William Todd Fancher	Director, President
Troy P. Van Beek	Director, Treasurer
Lauren K. Powell	Secretary
Jeffrey J. Swalve	Director
Thomas R. Hrdlick	Director
Telisa L. Yancy	Director, Chairperson of the Board
Kari E. Grasee	Assistant Treasurer
*	The principal business address for each officer and director is 6000 American Parkway, Madison, Wisconsin 53783-0001.

Item 32.	Persons Controlled by or Under Common Control With the Depositor or Registrant
NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
American Family Insurance Mutual Holding Company	WI	Mutual Holding Company
AmFam Holdings, Inc.	WI	Owned by American Family Insurance Mutual Holding Company
American Family Mutual Insurance Company, S.I.	WI	Owned by AmFam Holdings, Inc.
AmFam, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company, S.I.
American Family Brokerage, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company, S.I.
American Family Life Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of Wisconsin	WI	Ownership of all voting securities by AmFam, Inc.
American Family Financial Services, Inc.	WI	Ownership of all voting securities by AmFam, Inc.
American Family Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of Ohio	WI	Ownership of all voting securities by AmFam, Inc.
AFICS, Inc.	WI	Ownership of all voting securities by AmFam, Inc.
The AssureStart Insurance Agency LLC	WI	Controlled by American Family Mutual Insurance Company, S.I.
American Family Insurance Institute for Corporate and Social Impact, Inc.	WI	Owned by AmFam Holdings, Inc.
New Ventures, LLC	WI	Owned by AmFam Holdings, Inc.
AmFam VC Management LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC Fund III GP, LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC Fund IV GP, LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC SPV II, LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC SPV I, LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC Fund III LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC Fund IV LP	DE	AmFam VC Fund IV GP, LLC, general partner; New Ventures, LLC, managing member
Adjacency Holdings, Inc.	WI	Owned by AmFam Holdings, Inc.
Moonrise, Inc.	WI	Ownership of all voting securities by Adjacency Holdings, Inc.
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NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
Networked Insights, Inc.	DE	Ownership of all voting securities by Adjacency Holdings, Inc.
Opterrix, Inc.	WI	Ownership of all voting securities by Adjacency Holdings, Inc.
AmFam QOF, LLC	WI	American Family Mutual Insurance Company, S.I., manager and member; American Family Life Insurance Company, member
Milwaukee AMBROZ, LLC	WI	American Family Mutual Insurance Company, S.I., manager and member; AmFam QOF, LLC, member
Bowhead Insurance Holdings, LP	DE	Owned 14.4% by American Family Mutual Insurance Company, S.I.
Midvale Indemnity Company	WI	Ownership of all voting securities by AmFam, Inc.
Homesite Group Incorporated	DE	Ownership of all voting securities by AmFam, Inc.
Homesite Underwriting Managers LLC	DE	Controlled by Homesite Group Incorporated
Homesite Insurance Company of the Midwest	WI	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company	WI	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Indemnity Company	WI	Ownership of all voting securities by Homesite Group Incorporated
Homesite Insurance Company of California	CA	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of New York	NY	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of Georgia	GA	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of Illinois	IL	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of Florida	IL	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Lloyds’s of Texas	TX	Ownership of all voting securities by Texas-South of Homesite, Inc.
Homesite Insurance Agency, Inc.	MA	Ownership of all voting securities by Homesite Underwriting Managers LLC
Texas-South of Homesite, Inc.	TX	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite General Agent LLC	DE	Controlled by Homesite Group Incorporated
American Family Connect Property and Casualty Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Family Connect Insurance Company	WI	Ownership of all voting securities by American Family Connect Property and Casualty Insurance Company

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NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
American Family Connect Insurance Agency, Inc.	WI	Ownership of all voting securities by American Family Connect Property and Casualty Insurance Company
Bold Penguin, Inc.	DE	Ownership of all voting securities by AmFam, Inc.
Bold Penguin Company, LLC	OH	Controlled by Bold Penguin, Inc.
ClaimKit, Inc.	DE	Ownership of all voting securities by Bold Penguin, Inc
Glacier Rentals, LLC.	OH	Controlled by Bold Penguin, Inc.
Main Street America Group Inc.	FL	Ownership of all voting securities by AmFam, Inc.
NGM Insurance Company	FL	Ownership of all voting securities by Main Street America Group Inc.
Main Street America Financial Corporation	NH	Ownership of all voting securities by NGM Insurance Company
Main Street America Assurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
Old Dominion Insurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
MSA Insurance Company	SC	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Protection Insurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
MSA Information Systems & Services Corp.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Holding, Inc.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Capital Corp.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Austin Mutual Insurance Company	MN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company
Spring Valley Mutual Insurance Company	MN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company
Grain Dealers Mutual Insurance Company	IN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company
American Family Investments Holdings, Inc.	DE	Ownership of all voting securities by American Family Mutual Insurance Company, S.I.
American Family Investments, Inc.	DE	Ownership of all voting securities by American Family Investments Holdings, Inc.

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Item 33.	Indemnification
(a)	The By-Laws of American Family Life Insurance Company (as amended November 1, 1998) provide, in part in Article VII, as follows:
ARTICLE VII
INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS
To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not limited to judgments, court costs, and attorneys’ fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director or Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.
Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(b)
Section 8 of the Distribution Agreement between American Family Life Insurance Company (“AFLIC”) and Sunset Financial Services, Inc. (“Distributor”) entered into on October 9, 2013, provides substantially as follows:

8.	Indemnification
a.
By AFLIC. AFLIC shall indemnify and hold harmless Distributor and any officer, director, or employee of Distributor against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which Distributor and/or any such person may become subject, under any statute or regulation, any FINRA rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities:

(1)
arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; provided that AFLIC shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to AFLIC by Distributor specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;

(2)	result from any breach by AFLIC of any provision of this Agreement.
This indemnification shall be in addition to any liability that AFLIC may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

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b.
By Distributor. Distributor shall indemnify and hold harmless AFLIC and any officer, director, or employee of AFLIC against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which AFLIC and/or any such person may become subject under any statute or regulation, any FINRA rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1)
arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by Distributor to AFLIC specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;

(2)	result from any breach by Distributor of any provision of this Agreement.
This indemnification shall be in addition to any liability that Distributor may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.
c.
General. Promptly after receipt by a party entitled to indemnification (“indemnified person”) under this Section 8 of notice of the commencement of any action as to which a claim will be made against any person obligated to provide indemnification under this Section 8 (“indemnifying party”), such indemnified person shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, but failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified person otherwise than on account of this Section 8. The indemnifying party will be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified person for reasonable legal and other expenses incurred by such indemnified person in defending himself or itself.

d.
Duration. The indemnification provisions contained in this Section 8 shall remain operative in full force and effect, regardless of any termination of this Agreement. A successor by law of Distributor or AFLIC, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 8.

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Item 34.	Principal Underwriter
(a)
Other Activity. Until January 18, 2014, American Family Securities, LLC acted as the registrant’s principal underwriter, and the principal underwriter for American Family Variable Account II. Beginning on January 18, 2014, Sunset Financial Services, Inc. became the registrant’s principal underwriter and the principal underwriter for American Family Variable Account II.

(b)	Management. The following information is furnished with respect to the officers and directors of Sunset Financial Services, Inc.:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Director, Chairman of the Board
Walter E. Bixby	Director
Janice L. Brandt	Vice President, Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
David A. Laird	Director
A. Craig Mason Jr.	Director, Secretary
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Jennifer K. Pieper	Vice President, Treasurer, and Controller
Kelly T. Ullom	Director, President

*	The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)
Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$ 0	None	N/A	N/A
Item 35.	Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940, as amended, and rules thereunder, are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001 and at 3520 Broadway Avenue, Kansas City, Missouri 64111-2565.
Item 36.	Management Services
All management contracts are discussed in Part A or Part B.
Item 37.	Fee Representation
American Family Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Family Life Insurance Company.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account I and American Family Life Insurance Company certify that they meet all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and have duly caused this post-effective amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Madison and State of Wisconsin, on April 23, 2025.

AMERICAN FAMILY VARIABLE ACCOUNT I (REGISTRANT)

		By:	*
William Todd Fancher
President American Family Life Insurance Company

AMERICAN FAMILY LIFE INSURANCE COMPANY (DEPOSITOR)

		By:	*
William Todd Fancher President

*By:	/s/ Christopher R. Pollek		As Attorney-in-Fact pursuant to Power of Attorney
CHRISTOPHER R. POLLEK
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Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on April 23, 2025.

	Signatures	Title
*
Director, President
	WILLIAM TODD FANCHER	(Principal Executive Officer)

*
Director, Treasurer
	TROY P. VAN BEEK	(Principal Financial Officer)

*
Assistant Treasurer
	KARI E. GRASEE	(Principal Accounting Officer)

*
Secretary
LAUREN K. POWELL

*
Director
JEFFREY J. SWALVE

*
Director, Chairperson of the Board
	TELISA L. YANCY *	Director
TOM HRDLICK

*By:	/s/ Christopher R. Pollek	As Attorney-in-Fact pursuant to Power of Attorney
CHRISTOPHER R. POLLEK

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EXHIBIT INDEX
k)	Legal Opinions
1)	Opinion of Chrsitopher R. Pollek, Esq.
2)	Consent of Christopher R. Pollek, Esq.
n)	Other Opinions
1)	Consent of Eversheds Sutherland (US) LLP
2)	Consent of Independent Registered Public Accounting Firm
3)	Consent of Mark A. Milton

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